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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03826

AIM Sector Funds
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas			77046
(Address of principal executive offices)			(Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(713) 626-1919

Date of fiscal year end:	3/31

Date of reporting period:	3/31/08

ITEM 1. REPORTS TO STOCKHOLDERS.

AIM Energy Fund

Annual Report to Shareholders • March 31, 2008

[Invesco Aim Logo]

- service mark -

[Mountain Graphic]

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
14	Notes to Financial Statements
20	Financial Highlights
24	Auditor’s Report
25	Fund Expenses
26	Approval of Sub-Advisory Agreement
27	Tax Information
28	Results of Proxy
30	Trustees and Officers

[Taylor
Photo]

Philip Taylor

Dear Shareholders:

I’m pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

As you’re no doubt aware, U.S. economic growth, while remaining positive overall, slowed considerably during the second half of the period covered by this report. Several factors contributed to this slowdown, including weakness in the housing market, rising energy prices, a credit “crunch” and slowing consumer spending. In response to these events, the U.S. Federal Reserve Board (the Fed) aggressively lowered short-term interest rates six times in an effort to stimulate growth, for a total reduction of 3.0% – from 5.25% to 2.25%.(1) The Fed also expanded its lending authority and increased liquidity in an effort to ensure the financial markets continued to function smoothly.

In other market news, we saw the U.S. stock market generally rise during the first half of the fiscal year ended March 31, 2008, followed by a general decline in the second half of the fiscal year. We also saw some increased stock market volatility in the fourth quarter of 2007 and the first quarter of 2008. Looking at the bond market, we watched the yield curve go from somewhat inverted at the beginning of the fiscal year (meaning short-term Treasury yields were higher than long-term yields), to a more normal shape (with long-term Treasury yields higher than short-term yields) by the close of the fiscal year. This change was due largely to the Fed’s decision to lower short-term interest rate targets. Historically, inverted yield curves have been reliable predictors of economic difficulty, while normal-shaped or positive yield curves have foretold a relatively healthy and expanding economy.

Market volatility is, of course, not new to anyone. What is new is our name, Invesco Aim, logo and look – in short, we have a new brand. If this is the first you’re hearing of the new brand, you’re probably asking “what does this mean?” It’s simple: This brand better reflects our primary objective – to put the interests of our investors first by offering diversified investment strategies that seek to help investors reach their financial goals. Invesco Aim represents the strength of global diversification you get through the combination of Invesco’s worldwide resources and AIM’s 30-year tradition of delivering quality investment products to the U.S. marketplace. As one of the world’s largest and most diversified global investment organizations, Invesco has more than 500 investment professionals operating in investment centers in 25 cities, a presence in 12 countries and $500 billion in assets under management globally at the end of 2007.

As for our new logo, it’s fashioned after Ama Dablam, one of the most imposing and impressive peaks in the Himalayas. It represents what we hope you will envision when you think of Invesco Aim: stability, endurance, strength and longevity – which are all, by the way, sound investment principles.

While our name, logo and look have changed, the names of your funds and their trading symbols remain the same – as do all of our telephone contact numbers. Most important, our commitment to serving you remains the same. All of us at Invesco Aim will continue to strive to provide you with solid investment performance, attractive product solutions and high-quality customer service. Regardless of market conditions, Invesco Aim will hold true to its mission: seeking to build financial security for investors.

To learn more, talk with your financial advisor and visit our new Web site: invescoaim.com.

And may I be the first to say: Welcome to Invesco Aim!

Sincerely,

/s/ Philip Taylor

Philip Taylor
CEO, Invesco Aim
Senior Managing Director, Invesco

May 19, 2008

(1) U.S. Federal Reserve Board

2

[Crockett
Photo]

Bruce Crockett

Dear Fellow AIM Fund Shareholders:

The lines of communication are open: More than 250 of you have responded to the invitation I extended in my previous letter to complete an online survey, and more than 50 shareholders have contacted me directly by e-mail. When I could respond quickly and easily to a shareholder’s specific concern I did, but the messages for the most part raised consistent issues that I respond to here.

I have received many suggestions, a few complaints, and one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

Online survey responders preferred electronic communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

The correspondence shows that improving fund performance and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with Invesco Aim to make improved performance a top priority for all fund managers.

Expense levels came up as another dominant issue, and no respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds’ 12b-1 fees annually with the shareholders’ best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

The value of communication between the Board and shareholders has been noted within and beyond the Invesco Aim community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. Morningstar™, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where Invesco Aim was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

In other news, Ruth Quigley retired from your Board at the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth’s place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathai-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

Your Board looks forward to another year of diligent effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

Sincerely,

/s/ Bruce L. Crockett

Bruce Crockett
Independent Chair
AIM Funds Board of Trustees

May 19, 2008

3

Management’s Discussion of Fund Performance

Performance summary

Energy stocks significantly outperformed the broad market during the fiscal year ended March 31, 2008.‚ Accordingly, AIM Energy Fund outperformed its broad market index, the S&P 500 Index.‚ The Fund also outperformed its style-specific index, the Dow Jones U.S. Oil & Gas Index, largely due to the Fund’s security selection and underweight position in integrated oil and gas stocks.‚

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 3/31/07 to 3/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	32.35%
Class B Shares	31.35
Class C Shares	31.37
Investor Class Shares	32.34
S&P 500 Index ‚(Broad Market Index)	-5.08
Dow Jones Oil & Gas Index ‚(Style-Specific Index)	22.57
Lipper Natural Resources Funds Index ‚(Peer Group Index)	26.91

‚Lipper Inc.

How we invest

Your Fund invests in companies involved in the exploration, production, transportation, refining and marketing of oil, natural gas and other forms of energy. We seek to own firms that have the potential to increase production through exploration or innovation. We believe companies with an increasing production profile that can control costs may earn a high rate of return, enabling them to grow earnings independent of oil and natural gas prices.

We combine bottom-up fundamental analysis with top-down macroeconomic industry analysis in our stock selection process. We focus on companies that have the following characteristics:

•        Free cash flow

•        Earnings growth potential

•        High returns on capital

•        Cost control

•        Low relative price-to-earnings (P/E) within their subsector with greater than expected growth opportunities

•        Increasing production profiles

Typically, we hold 30 to 40 stocks. The limited number of positions allows us to closely know our companies, their managements, their business structure and how their products and services fit into the energy value change – the process that moves oil and natural gas from the ground to the consumer.

We control risk by:

•        Diversifying across most industries and sub-industries within the energy sector

•        Avoiding concentration of assets in a small number of stocks

We may sell or reduce our position in a stock when:

•        In our opinion, its valuation becomes excessive in comparison to similar investment opportunities.

•        The company reports disappointing earnings or its fundamentals deteriorate.

•        We identify a more attractive investment opportunity.

Market conditions and your Fund

Many factors contributed to the negative performance of most major market indexes for the year ended March 31, 2008. The chief catalyst was undoubtedly the ongoing subprime loan crisis and its far reaching effects on overall credit availability. Additionally, record-high crude oil prices, falling home values and the declining U.S. dollar placed significant pressure on the purchasing power of the U.S. consumer. More recently, recessionary fears and a possible deterioration in corporate earnings drove an increase in market volatility.

In six separate actions beginning in September 2007, the U.S. Federal Reserve Board (the Fed) lowered the federal funds target rate from 5.25% to 2.25% in an effort to inject liquidity into the weakening credit markets.(1) Crude oil prices, as measured by West Texas Intermediate Crude, climbed over $35 higher during the fiscal year, ultimately ending March around $101 per barrel.(2) The record rise in oil prices was attributable to continued tightening supply/demand fundamentals for crude oil. Additionally, weakness in the U.S. dollar aggravated the situation.

Against this backdrop, energy, consumer staples and materials were the best performing sectors of the S&P 500 Index.(3) Conversely, financials, consumer discretionary and telecommunication services were the weakest performing sectors.(3) As for the Fund itself, no sub-industries detracted from performance. The Fund was most positively affected by holdings within our three largest sub-industries:

•        integrated oil and gas

•        oil and gas exploration and production

•        oil and gas equipment and services

The top contributor to Fund performance was National Oilwell Varco, a Houston-based oilfield equipment firm focused on producing land-based and ocean drilling rigs. National Oilwell Varco

Portfolio Composition

By industry

Oil & Gas Exploration & Production	30.4%
Integrated Oil & Gas	28.8
Oil & Gas Equipment & Services	24.3
Oil & Gas Drilling	5.9
Oil & Gas Storage & Transportation	2.7
Coal & Consumable Fuels	2.6
Gas Utilities	2.4
Money Market Funds Plus Other Assets Less Liabilities	2.9

Top 10 Equity Holdings*

1. Occidental Petroleum Corp.	4.7%
2. Apache Corp.	4.7
3. Murphy Oil Corp.	4.6
4. Devon Energy Corp.	4.4
5. Bill Barrett Corp.	3.8
6. Southwestern Energy Co.	3.7
7. Continental Resources, Inc.	3.3
8. Total S.A. - ADR	3.2
9. Hess Corp.	3.2
10. Weatherford International Ltd.	3.2
Total Net Assets	$1.94 billion
Total Number of Holdings*	38

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

4

benefited from the pending acquisition of Grant Prideco (also a Fund holding), which was announced during the reporting period. Once completed, the acquisition is expected to enhance National Oilwell Varco’s current product line.

Integrated oil and gas company Petroleo Brasileiro (Petrobras) also contributed to Fund performance. Aside from movement related to the increase in the price of crude, Petrobras benefited from a key discovery in the Tupi field, about 180 miles off the coast of Brazil. Tests indicate recoverable reserves of 5 billion to 8 billion barrels of oil equivalent, which would mean significant increases in the reserves of both Petrobras and Brazil once the field is developed.4 Petrobras holds significant additional prospective acreage in this emerging pre-salt field.

Helix Energy Solutions Group and Compagnie General de Geophysique-Veritas (Veritas) were two holdings we added during the reporting period that detracted from Fund performance. Both companies are focused on deep water services; Helix Energy provides subsea infrastructure services to energy producers and Veritas is the world’s second-largest seismic company. We believed the recent share price volatility to be short term and continued to hold the stocks.

During the year ended March 31, 2008, we added exposure to coal and consumable fuels stocks. Although we remained concerned regarding impending carbon dioxide legislation, we felt the market underestimated China’s demand for coal. Additionally, shipping disruptions further decreased available supplies of coal.

We also increased our weight in natural gas-leveraged companies as the outlook for natural gas had improved following the relatively cold winter domestically. Natural gas, the cleanest burning fossil fuel, produces approximately one-third the carbon dioxide emissions of coal and roughly half those of oil. Yet, domestic natural gas prices reflected a great disparity to crude oil prices during the fiscal year.

Although crude oil prices remain headline news, we continued to invest in companies with increasing production profiles and an ability to control costs. It is our belief these companies will be able grow earnings independent of oil and natural gas prices.

Energy stocks, and therefore the Fund, have experienced five calendar years of strong performance. It would be imprudent of us to suggest a similar level of performance going forward. As always, thank you for your continued investment in AIM Energy Fund.

(1) U.S. Federal Reserve Board

(2) Bloomberg L.P.

(3) Lipper Inc.

(4) Merrill Lynch & Co., Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

Segner
[Photo]

John Segner

Senior portfolio manager, lead manager of AIM Energy Fund since February 1997. Mr. Segner has more than 20 years of experience in the energy and investment industries. Before joining the Fund’s advisor in 1997, he was a managing director and principal with an investment management company that focused exclusively on publicly traded energy stocks. Prior to that, he held positions with several energy companies. Mr. Segner earned a B.S. in civil engineering from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas at Austin.

Assisted by the Energy/Gold/Utilities Team

On May 1, 2008, after the close of the fiscal year, Andrew Lees was named a portfolio manager of AIM Energy Fund.

5

Your Fund’s Long-Term Performance

[MOUNTAIN CHART]

Results of a $10,000 Investment – Investor Class Shares (Oldest Share Class)

Fund data from 1/19/84, index data from 1/31/84

	AIM Energy Fund-
Date	Investor Class Shares	S&P 500 Index(1)
1/19/84	$10000		3/88	13942	18580
1/84	10000	$10000	4/88	14266	18786
2/84	9975	9648	5/88	13928	18946
3/84	10013	9815	6/88	13618	19815
4/84	10125	9908	7/88	13854	19739
5/84	9737	9360	8/88	14105	19070
6/84	9324	9563	9/88	13737	19882
7/84	8337	9444	10/88	13884	20435
8/84	9412	10488	11/88	13614	20143
9/84	9686	10490	12/88	13927	20494
10/84	9449	10531	1/89	14720	21994
11/84	9551	10413	2/89	14885	21447
12/84	9487	10687	3/89	15617	21947
1/85	9767	11520	4/89	16274	23085
2/85	10162	11661	5/89	16872	24016
3/85	10429	11668	6/89	16946	23881
4/85	10429	11658	7/89	18022	26035
5/85	10289	12331	8/89	18516	26542
6/85	10175	12524	9/89	18410	26434
7/85	10633	12506	10/89	17821	25821
8/85	10658	12385	11/89	19072	26345
9/85	10264	12011	12/89	19988	26977
10/85	10741	12566	1/90	18736	25167
11/85	11117	13428	2/90	18905	25491
12/85	10780	14078	3/90	18950	26166
1/86	10145	14157	4/90	17730	25514
2/86	9977	15214	5/90	19668	27996
3/86	9912	16063	6/90	18814	27808
4/86	10029	15883	7/90	20385	27719
5/86	10638	16727	8/90	20018	25216
6/86	10573	17010	9/90	20203	23991
7/86	9808	16059	10/90	18570	23890
8/86	11221	17250	11/90	17924	25431
9/86	11091	15823	12/90	16693	26139
10/86	11186	16736	1/91	15891	27274
11/86	11186	17143	2/91	17523	29222
12/86	11549	16705	3/91	16768	29929
1/87	12851	18955	4/91	16584	30000
2/87	13026	19704	5/91	16552	31290
3/87	14731	20272	6/91	15490	29858
4/87	14624	20092	7/91	16721	31248
5/87	15523	20266	8/91	17507	31986
6/87	16369	21290	9/91	17183	31451
7/87	17376	22369	10/91	17537	31873
8/87	16879	23203	11/91	16153	30592
9/87	16033	22694	12/91	16106	34085
10/87	11898	17807	1/92	15328	33450
11/87	10971	16340	2/92	15157	33883
12/87	12117	17582	3/92	14317	33225
1/88	12985	18321	4/92	14349	34200
2/88	13383	19172	5/92	14940	34367

(1) Lipper Inc.

Past performance cannot guarantee comparable future results.

The performance data shown in the first chart above is that of the Fund’s Investor class shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Investor Class shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.

The performance data shown in the second chart above is that of the Fund’s Class C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class C shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.

Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment.

6

6/92	13385	33856	8/00	47127	149420
7/92	14287	35238	9/00	48069	141534
8/92	14675	34518	10/00	43210	140933
9/92	14753	34924	11/00	38958	129831
10/92	14240	35043	12/00	48534	130468
11/92	14022	36233	1/01	46699	135094
12/92	13975	36678	2/01	46559	122783
1/93	14412	36984	3/01	45860	115009
2/93	15564	37488	4/01	50882	123940
3/93	16609	38279	5/01	50882	124771
4/93	17295	37353	6/01	43189	121735
5/93	18011	38350	7/01	42075	120537
6/93	18292	38462	8/01	40169	112998
7/93	17981	38307	9/01	35891	103874
8/93	19119	39757	10/01	38564	105856
9/93	18620	39453	11/01	37381	113974
10/93	18121	40268	12/01	40378	114973
11/93	16329	39884	1/02	38101	113296
12/93	16311	40366	2/02	39518	111111
1/94	16924	41738	3/02	44774	115290
2/94	16469	40605	4/02	46055	108303
3/94	15792	38838	5/02	45056	107508
4/94	16547	39336	6/02	41915	99853
5/94	16547	39979	7/02	37267	92071
6/94	16721	39001	8/02	37941	92674
7/94	16642	40280	9/02	35919	82612
8/94	16501	41928	10/02	36709	89876
9/94	16626	40904	11/02	37686	95160
10/94	17025	41821	12/02	38639	89573
11/94	15792	40300	1/03	37824	87231
12/94	15129	40897	2/03	39337	85920
1/95	14528	41957	3/03	39081	86752
2/95	14892	43590	4/03	38546	93894
3/95	15556	44874	5/03	43638	98837
4/95	16172	46195	6/03	42521	100099
5/95	16741	48038	7/03	39872	101865
6/95	16236	49152	8/03	42475	103848
7/95	16520	50781	9/03	41337	102748
8/95	16551	50908	10/03	41734	108558
9/95	16851	53055	11/03	42522	109512
10/95	16097	52866	12/03	47357	115251
11/95	16896	55184	1/04	47963	117366
12/95	18124	56247	2/04	50846	118997
1/96	17773	58159	3/04	51588	117202
2/96	18187	58700	4/04	52125	115364
3/96	19143	59265	5/04	51661	116944
4/96	20899	60138	6/04	56011	119217
5/96	20803	61686	7/04	57893	115272
6/96	21042	61922	8/04	56127	115734
7/96	20147	59187	9/04	62054	116988
8/96	21487	60438	10/04	62004	118775
9/96	22555	63836	11/04	66791	123579
10/96	24035	65596	12/04	64701	127783
11/96	25378	70550	1/05	67580	124669
12/96	25160	69153	2/05	77318	127291
1/97	25925	73471	3/05	76205	125039
2/97	23262	74047	4/05	70878	122669
3/97	24447	71011	5/05	74386	126568
4/97	24185	75246	6/05	80732	126750
5/97	26935	79847	7/05	88772	131461
6/97	27110	83396	8/05	96140	130263
7/97	30032	90030	9/05	100438	131317
8/97	32225	84990	10/05	92795	129127
9/97	34764	89642	11/05	96098	134006
10/97	33805	86652	12/05	99606	134054
11/97	30492	90660	1/06	113939	137603
12/97	29964	92216	2/06	101577	137976
1/98	26842	93235	3/06	105873	139693
2/98	28018	99955	4/06	112416	141567
3/98	30113	105070	5/06	109932	137498
4/98	31161	106146	6/06	111801	137680
5/98	29195	104324	7/06	113030	138529
6/98	28681	108558	8/06	108114	141820
7/98	24425	107411	9/06	101940	145472
8/98	19655	91893	10/06	105090	150210
9/98	23419	97784	11/06	114359	153062
10/98	24168	105726	12/06	109225	155209
11/98	22114	112131	1/07	109596	157554
12/98	21625	118588	2/07	109738	154482
1/99	20040	123546	3/07	116970	156206
2/99	19162	119706	4/07	124000	163123
3/99	24322	124495	5/07	132630	168810
4/99	28326	129316	6/07	134315	166007
5/99	28326	126265	7/07	134033	160867
6/99	29847	133254	8/07	132197	163274
7/99	30617	129111	9/07	144742	169374
8/99	32264	128472	10/07	153152	172068
9/99	31109	124954	11/07	145724	164872
10/99	29289	132858	12/07	158518	163730
11/99	29096	135558	1/08	143300	153910
12/99	30682	143531	2/08	155624	148915
1/00	30768	136321	3/08	154802	148271
2/00	31152	133743
3/00	37255	146819
4/00	37449	142403
5/00	42718	139484
6/00	41774	142919
7/00	40445	140687

[MOUNTAIN CHART]

Results of a $10,000 Investment – Class C Shares (Oldest Share Class with Sales Charges)

Index data from 1/31/00, Fund data from 2/14/00

				Lipper Natural
	AIM Energy Fund-		Dow Jones U.S. Oil &	Resource Funds
Date	Class C Shares	S&P 500 Index(1)	Gas Index(1)	Index(1)
1/31/00		$10000	$10000	$10000
2/00	$10146	9811	9694	10147
3/00	12111	10770	10877	11679
4/00	12174	10446	10776	11564
5/00	13875	10232	11850	12682
6/00	13568	10484	11212	12126
7/00	13129	10320	10937	11676
8/00	15296	10961	12023	13012
9/00	15582	10382	12430	12994
10/00	14001	10338	12012	12315
11/00	12616	9524	11471	11647
12/00	15704	9571	12600	13498
1/01	15106	9910	12145	13193
2/01	15053	9007	12107	13255
3/01	14818	8437	11931	12832
4/01	16431	9092	13167	14136
5/01	16422	9153	13057	13990
6/01	13933	8930	11865	12453
7/01	13562	8842	11593	12229
8/01	12934	8289	11105	11727
9/01	11557	7620	10292	10522
10/01	12412	7765	10897	11268
11/01	12019	8361	10455	11053
12/01	12980	8434	11131	11800
1/02	12239	8311	10702	11438
2/02	12686	8151	11183	11956
3/02	14366	8457	12109	12980
4/02	14767	7945	11562	13002
5/02	14435	7886	11296	12916
6/02	13420	7325	11017	12184
7/02	11929	6754	9696	10756
8/02	12119	6798	9754	10988
9/02	11483	6060	8940	10178
10/02	11733	6593	9246	10437
11/02	12036	6981	9587	10793
12/02	12331	6571	9626	10947
1/03	12065	6399	9357	10619
2/03	12542	6303	9605	10962
3/03	12452	6364	9677	10816
4/03	12277	6888	9677	10860
5/03	13889	7250	10603	12125
6/03	13534	7343	10447	11886
7/03	12679	7472	10110	11391
8/03	13504	7618	10775	12162
9/03	13141	7537	10508	11871
10/03	13262	7963	10616	12173
11/03	13504	8033	10658	12368
12/03	15041	8454	12104	13820
1/04	15223	8610	12274	13920
2/04	16132	8729	12846	14701
3/04	16351	8597	12776	14755
4/04	16510	8463	13012	14566
5/04	16358	8579	13022	14475
6/04	17712	8745	13799	15503
7/04	18295	8456	14257	15900
8/04	17728	8490	14066	15697
9/04	19598	8582	15300	17361
10/04	19569	8713	15343	17427
11/04	21068	9065	16364	18967
12/04	20394	9374	16030	18691
1/05	21287	9145	16501	19018
2/05	24337	9338	19497	21683
3/05	23982	9172	18847	21266
4/05	22286	8999	17804	19900
5/05	23376	9285	18194	20632
6/05	25352	9298	19327	22234
7/05	27864	9644	20537	24167
8/05	30157	9556	21679	25896
9/05	31481	9633	23052	27593
10/05	29066	9472	20934	25575
11/05	30081	9830	21290	26429
12/05	31161	9834	21494	27365
1/06	35623	10094	24533	31567
2/06	31747	10121	22421	28573
3/06	33071	10247	23404	30176
4/06	35085	10385	24599	32152
5/06	34292	10086	23864	30793
6/06	34854	10100	24414	31054
7/06	35206	10162	25513	30996
8/06	33657	10403	24524	30014
9/06	31725	10671	23734	28343
10/06	32680	11019	24844	29930
11/06	35537	11228	26990	32243
12/06	33923	11386	26389	31480
1/07	34018	11558	26038	31594
2/07	34039	11332	25615	31690
3/07	36258	11459	27222	33446
4/07	38423	11966	28659	35319
5/07	41066	12383	30717	38016
6/07	41567	12178	31216	38399
7/07	41447	11801	31364	38167
8/07	40862	11977	31554	37666
9/07	44720	12425	34096	41318
10/07	47269	12622	34591	43864
11/07	44952	12094	33155	41484
12/07	48868	12011	35583	43959
1/08	44147	11290	31765	40008
2/08	47917	10924	34138	43573
3/08	47616	10877	33367	42448

(1) Lipper Inc.

Average Annual Total Returns

As of 3/31/08, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	21.83%
5 Years	30.21
1 Year	25.06

Class B Shares
Inception (3/28/02)	22.09%
5Years	30.63
1 Year	26.35

Class C Shares
Inception (2/14/00)	21.17%
5 Years	30.77
1 Year	30.37

Investor Class Shares
Inception (1/19/84)	11.99%
10 Years	17.79
5 Years	31.69
1 Year	32.34

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Investor Class shares was 1.17%, 1.92%, 1.92% and 1.17%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses on Class B and Class C shares in the past, performance would have been lower.

7

AIM Energy Fund’s investment objective is capital growth.

•	Unless otherwise stated, information presented in this report is as of March 31, 2008, and is based on total net assets.

•	Unless otherwise noted, all data provided by Invesco Aim.

About share classes

•

Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

•	Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

Principal risks of investing in the Fund

•

Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

•

The businesses in which the Fund invests may be adversely affected by foreign government, federal or state regulations on energy production, distribution and sale. Short-term fluctuations in commodity prices may influence Fund returns and increase price fluctuations of the Fund’s shares.

•

Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•

Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

•	There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

•	The prices of securities held by the Fund may decline in response to market risks.

•

The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

About indexes used in this report

•

The Dow Jones U.S. Oil & Gas Index measures the performance of energy companies within the United States. The index maintains an approximate weighting of 95% in U.S. coal, oil and drilling, and pipeline companies.

•

The Lipper Natural Resource Funds Index is an equally weighted representation of the largest funds in the Lipper Natural Resource Funds category. These funds invest primarily in the equity securities of domestic and foreign companies engaged in natural resources.

•

The S&P 500—registered trademark— Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.

•

The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

•

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

•

The returns shown in the management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares,	IENAX
Class B Shares	IENBX
Class C Shares	IEFCX
Investor Class Shares	FSTEX

8

Supplement to Annual Report dated 3/31/08

AIM Energy Fund

Institutional Class Shares

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average annual total returns

For periods ended 3/31/08

Inception (1/31/06)	15.72%
1 Year	32.90

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.72%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

Nasdaq Symbol	IENIX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[Invesco
Aim
Logo]
– service mark –

invescoaim.com	I-ENE-INS-1	Invesco Aim Distributors, Inc.

Schedule of Investments(a)

March 31, 2008

	Shares	Value
Domestic Common Stocks–79.92%
Coal & Consumable Fuels–1.05%
Peabody Energy Corp.	400,000	$20,400,000
Gas Utilities–2.45%
Questar Corp.	840,000	47,510,400
Integrated Oil & Gas–18.34%
ConocoPhillips	562,000	42,830,020
Exxon Mobil Corp.	467,000	39,498,860
Hess Corp.	710,000	62,607,800
Marathon Oil Corp.	660,000	30,096,000
Murphy Oil Corp.	1,089,000	89,450,460
Occidental Petroleum Corp.	1,245,000	91,096,650
		355,579,790
Oil & Gas Drilling–5.88%
Diamond Offshore Drilling, Inc.	344,000	40,041,600
Hercules Offshore, Inc.(b)	1,515,000	38,056,800
Nabors Industries Ltd.(b)	1,060,000	35,796,200
		113,894,600
Oil & Gas Equipment & Services–21.68%
BJ Services Co.	1,488,000	42,422,880
Cameron International Corp.(b)	1,150,000	47,886,000
Grant Prideco, Inc.(b)	850,000	41,837,000
Halliburton Co.	1,275,000	50,145,750
Helix Energy Solutions Group Inc.(b)	1,400,000	44,100,000
National-Oilwell Varco Inc.(b)	525,000	30,649,500
Oceaneering International, Inc.(b)	730,000	45,990,000
Schlumberger Ltd.	640,000	55,680,000
Weatherford International Ltd.(b)	850,000	61,599,500
		420,310,630
Oil & Gas Exploration & Production–27.81%
Anadarko Petroleum Corp.	685,000	43,175,550
Apache Corp.	750,000	90,615,000
Bill Barrett Corp.(b)	1,570,000	74,182,500
Continental Resources, Inc.(b)	2,015,000	64,258,350
Devon Energy Corp.	825,000	86,072,250
Noble Energy, Inc.	570,000	41,496,000
Plains Exploration & Production Co.(b)	345,000	18,333,300
Southwestern Energy Co.(b)	2,140,000	72,096,600

	Shares	Value
Oil & Gas Exploration & Production–(continued)
XTO Energy, Inc.	788,000	$48,745,680
		538,975,230
Oil & Gas Storage & Transportation–2.71%
El Paso Corp.	2,625,000	43,680,000
Williams Cos., Inc. (The)	270,000	8,904,600
		52,584,600
Total Domestic Common Stocks (Cost $1,154,199,883)		1,549,255,250
Foreign Common Stocks & Other Equity Interests–17.20%
Brazil–2.42%
Petroleo Brasileiro S.A.–ADR (Integrated Oil & Gas)	460,000	46,970,600
Canada–6.52%
Cameco Corp. (Coal & Consumable Fuels)	900,000	29,646,000
Suncor Energy, Inc. (Integrated Oil & Gas)	480,000	46,248,000
Talisman Energy Inc. (Oil & Gas Exploration & Production)	2,850,000	50,445,000
		126,339,000
France–5.88%
Compagnie Generale de Geophysique-Veritas–ADR (Oil & Gas Equipment & Services)(b)	1,032,000	51,094,320
Total S.A.–ADR (Integrated Oil & Gas)	850,000	62,908,500
		114,002,820
United Kingdom–2.38%
BP PLC–ADR (Integrated Oil & Gas)	760,000	46,094,000
Total Foreign Common Stocks & Other Equity Interests (Cost $305,355,180)		333,406,420
Money Market Funds–3.28%
Liquid Assets Portfolio–Institutional Class(c)	31,763,841	31,763,841
Premier Portfolio–Institutional Class(c)	31,763,842	31,763,842
Total Money Market Funds (Cost $63,527,683)		63,527,683
TOTAL INVESTMENTS–100.40% (Cost $1,523,082,746)		1,946,189,353
OTHER ASSETS LESS LIABILITIES–(0.40)%		(7,674,541)
NET ASSETS–100.00%		$1,938,514,812

Investment Abbreviations:

ADR	–	American Depositary Receipt

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Energy Fund
9

Notes to Schedule of Investments:

(a)  Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.

(b)  Non-income producing security.

(c)  The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Energy Fund
10

Statement of Assets and Liabilities

March 31, 2008

Assets:
Investments, at value (cost $1,459,555,063)	$1,882,661,670
Investments in affiliated money market funds (cost $63,527,683)	63,527,683
Total investments (cost $1,523,082,746)	1,946,189,353
Cash	9,461
Receivables for:
Investments sold	2,449,897
Fund shares sold	5,642,294
Dividends	1,609,957
Investment for trustee deferred compensation and retirement plans	56,670
Other assets	69,365
Total assets	1,956,026,997
Liabilities:
Payables for:
Investments purchased	7,628,760
Fund shares reacquired	8,104,062
Trustee deferred compensation and retirement plans	121,206
Accrued distribution fees	660,706
Accrued trustees' and officer's fees and benefits	7,902
Accrued transfer agent fees	620,877
Accrued operating expenses	368,672
Total liabilities	17,512,185
Net assets applicable to shares outstanding	$1,938,514,812
Net assets consist of:
Shares of beneficial interest	$1,501,304,541
Undistributed net investment income (loss)	(101,639)
Undistributed net realized gain	14,205,302
Unrealized appreciation	423,106,608
$1,938,514,812

Net Assets:
Class A	$851,105,230
Class B	$172,189,901
Class C	$231,832,480
Investor Class	$681,147,226
Institutional Class	$2,239,975
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	19,472,450
Class B	4,195,753
Class C	5,787,766
Investor Class	15,637,603
Institutional Class	50,641
Class A:
Net asset value per share	$43.71
Maximum offering price per share (Net asset value of $43.71 ÷ 94.50%)	$46.25
Class B:
Net asset value and offering price per share	$41.04
Class C:
Net asset value and offering price per share	$40.06
Investor Class:
Net asset value and offering price per share	$43.56
Institutional Class:
Net asset value and offering price per share	$44.23

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Energy Fund
11

Statement of Operations

For the year ended March 31, 2008

Investment income:
Dividends (net of foreign withholding taxes of $535,442)	$14,506,985
Dividends from affiliated money market funds (includes securities lending income of $686,445)	4,756,043
Total investment income	19,263,028
Expenses:
Advisory fees	10,564,545
Administrative services fees	414,889
Custodian fees	69,262
Distribution fees:
Class A	1,836,376
Class B	1,624,507
Class C	2,053,081
Investor Class	1,566,228
Transfer agent fees — A, B, C and Investor	3,135,080
Transfer agent fees — Institutional	90
Trustees' and officer's fees and benefits	59,757
Other	640,471
Total expenses	21,964,286
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(188,466)
Net expenses	21,775,820
Net investment income (loss)	(2,512,792)
Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $1,068,286)	356,132,798
Foreign currencies	44
356,132,842
Change in net unrealized appreciation (depreciation) of:
Investment securities	93,475,462
Foreign currencies	(34)
93,475,428
Net realized and unrealized gain	449,608,270
Net increase in net assets resulting from operations	$447,095,478

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Energy Fund
12

Statement of Changes in Net Assets

For the years ended March 31, 2008 and 2007

	2008	2007
Operations:
Net investment income (loss)	$(2,512,792)	$(3,438,110)
Net realized gain	356,132,842	107,052,420
Change in net unrealized appreciation	93,475,428	9,961,898
Net increase in net assets resulting from operations	447,095,478	113,576,208
Distributions to shareholders from net realized gains:
Class A	(158,355,876)	(77,496,244)
Class B	(36,010,926)	(21,033,488)
Class C	(47,398,822)	(25,182,648)
Investor Class	(132,884,871)	(72,566,655)
Institutional Class	(366,456)	(15,064)
Decrease in net assets resulting from distributions	(375,016,951)	(196,294,099)
Share transactions—net:
Class A	281,663,485	42,778,823
Class B	29,756,451	(1,078,947)
Class C	71,768,967	(2,239,340)
Investor Class	158,109,710	(46,915,816)
Institutional Class	2,236,260	39,458
Net increase (decrease) in net assets resulting from share transactions	543,534,873	(7,415,822)
Net increase (decrease) in net assets	615,613,400	(90,133,713)
Net assets:
Beginning of year	1,322,901,412	1,413,035,125
End of year (including undistributed net investment income (loss) of $(101,639) and $(76,621), respectively)	$1,938,514,812	$1,322,901,412

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Energy Fund
13

Notes to Financial Statements

March 31, 2008

NOTE 1—Significant Accounting Policies

AIM Energy Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund's investment objective is capital growth.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B.  Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM Energy Fund
14

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.  Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, Invesco Aim may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D.  Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.  Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the tax period.

F.  Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.  Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H.  Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.  Other Risks — The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

The businesses in which the Fund invests may be adversely affected by foreign government, federal or state regulations on energy production, distribution and sale. Short-term fluctuations in commodity prices may influence Fund returns and increase price fluctuations of the Fund's shares.

J.  Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities.

AIM Energy Fund
15

K.  Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

L.  Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Under the terms of a master sub-advisory agreement approved by shareholders of the Fund on March 28, 2008, to be effective as of May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and AIM Funds Management Inc. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

The Advisor has contractually agreed, through at least June 30, 2008, to waive advisory fees in an amount equal to 100% of the advisory fee the Advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund).

For the year ended March 31, 2008, the Advisor waived advisory fees of $91,690.

At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $9,952.

The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended March 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

AIM Energy Fund
16

The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2008, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2008, IADI advised the Fund that IADI retained $510,178 in front-end sales commissions from the sale of Class A shares and $54,456, $241,759 and $51,307 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2008, the Fund engaged in securities sales of $5,929,030, which resulted in net realized gains of $1,068,286, and securities purchases of $12,992,160.

NOTE 4—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $86,824.

NOTE 5—Trustees' and Officer's Fees and Benefits

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended March 31, 2008, the Fund paid legal fees of $5,914 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company ("SSB"), the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

AIM Energy Fund
17

Additionally, the Fund participates in an uncommitted unsecured revolving credit facility with SSB. The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by Invesco Aim, which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended March 31, 2008, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended March 31, 2008 and 2007 was as follows:

	2008	2007
Ordinary income	$—	$46,291,276
Long-term capital gain	375,016,951	150,002,823
Total distributions	$375,016,951	$196,294,099

Tax Components of Net Assets:

As of March 31, 2008, the components of net assets on a tax basis were as follows:

2008
Undistributed long-term gain	$16,385,072
Net unrealized appreciation–investments	422,163,195
Temporary book/tax differences	(101,639)
Capital loss carryforward	(1,236,357)
Shares of beneficial interest	1,501,304,541
Total net assets	$1,938,514,812

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $1,577,866 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2008 which expires as follows:

Expiration	Capital Loss Carryforward*
March 31, 2009	$1,236,357

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2008 was $1,219,332,047 and $1,045,080,302, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$462,242,187
Aggregate unrealized (depreciation) of investment securities	(40,078,992)
Net unrealized appreciation of investment securities	$422,163,195

Cost of investments for tax purposes is $1,524,026,158.

AIM Energy Fund
18

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses and certain proxy cost, on March 31, 2008, undistributed net investment income (loss) was increased by $2,487,774, undistributed net realized gain was decreased by $44 and shares of beneficial interest decreased by $2,487,730. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors.

Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or the about month-end which is at least eight years after the date of purchase.

  Changes in Shares Outstanding

	Year ended March 31,
	2008(a)		2007
	Shares	Amount	Shares	Amount
Sold:
Class A	8,248,687	$379,458,746	5,649,979	$241,289,320
Class B	1,109,300	48,759,257	993,610	41,356,208
Class C	1,865,868	80,927,664	1,397,514	56,984,857
Investor Class	4,277,962	195,272,865	3,290,947	141,432,666
Institutional Class	42,822	1,998,259	821	35,609
Issued as reinvestment of dividends:
Class A	3,426,215	147,430,044	1,777,964	71,545,287
Class B	811,669	32,864,458	502,776	19,417,215
Class C	1,127,524	44,509,062	624,397	23,652,174
Investor Class	3,029,454	129,902,978	1,767,611	70,934,224
Institutional Class	8,316	361,641	334	13,518
Automatic conversion of Class B shares to Class A shares:
Class A	282,180	12,864,317	161,990	6,876,481
Class B	(297,730)	(12,864,317)	(167,934)	(6,876,481)
Reacquired:
Class A	(5,604,431)	(258,089,622)	(6,644,373)	(276,932,265)
Class B	(900,401)	(39,002,947)	(1,370,399)	(54,975,889)
Class C	(1,264,793)	(53,667,759)	(2,123,552)	(82,876,371)
Investor Class	(3,693,645)	(167,066,133)	(6,234,705)	(259,282,706)
Institutional Class	(2,944)	(123,640)	(261)	(9,669)
	12,466,053	$543,534,873	(373,281)	$(7,415,822)

(a)  There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

AIM Energy Fund
19

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Class A
	Year ended March 31,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$41.02		$43.17	$32.86	$22.27	$16.85
Income from investment operations:
Net investment income (loss)(a)	0.00		(0.04)	(0.06)	(0.09)	(0.05)
Net gains on securities (both realized and unrealized)	13.10		4.44	12.73	10.68	5.47
Total from investment operations	13.10		4.40	12.67	10.59	5.42
Less distributions from net realized gains	(10.41)		(6.55)	(2.36)	—	—
Net asset value, end of period	$43.71		$41.02	$43.17	$32.86	$22.27
Total return(b)	32.35%		10.48%	38.90%	47.55%	32.17%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$851,105		$538,155	$525,619	$161,529	$40,847
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.11	%(c)	1.17%	1.19%	1.47%	1.66%
Without fee waivers and/or expense reimbursements	1.12	%(c)	1.17%	1.19%	1.48%	1.74%
Ratio of net investment income (loss) to average net assets	0.01	%(c)	(0.08)%	(0.16)%	(0.32)%	(0.25)%
Portfolio turnover rate	64%		52%	72%	45%	123%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(c)  Ratios are based on average daily net assets of $734,550,573.

	Class B
	Year ended March 31,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$39.28		$41.90	$32.17	$21.94	$16.71
Income from investment operations:
Net investment income (loss)(a)	(0.32)		(0.34)	(0.35)	(0.25)	(0.18)
Net gains on securities (both realized and unrealized)	12.49		4.27	12.44	10.48	5.41
Total from investment operations	12.17		3.93	12.09	10.23	5.23
Less distributions from net realized gains	(10.41)		(6.55)	(2.36)	—	—
Net asset value, end of period	$41.04		$39.28	$41.90	$32.17	$21.94
Total return(b)	31.35%		9.64%	37.92%	46.63%	31.30%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$172,190		$136,404	$147,270	$55,559	$20,164
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.86	%(c)	1.92%	1.93%	2.12%	2.31%
Without fee waivers and/or expense reimbursements	1.87	%(c)	1.92%	1.93%	2.13%	2.59%
Ratio of net investment income (loss) to average net assets	(0.74	)%(c)	(0.83)%	(0.90)%	(0.97)%	(0.90)%
Portfolio turnover rate	64%		52%	72%	45%	123%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(c)  Ratios are based on average daily net assets of $162,450,744.

AIM Energy Fund
20

NOTE 11—Financial Highlights—(continued)

	Class C
	Year ended March 31,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$38.53		$41.22	$31.68	$21.60	$16.45
Income from investment operations:
Net investment income (loss)(a)	(0.32)		(0.34)	(0.35)	(0.25)	(0.17)
Net gains on securities (both realized and unrealized)	12.26		4.20	12.25	10.33	5.32
Total from investment operations	11.94		3.86	11.90	10.08	5.15
Less distributions from net realized gains	(10.41)		(6.55)	(2.36)	—	—
Net asset value, end of period	$40.06		$38.53	$41.22	$31.68	$21.60
Total return(b)	31.37%		9.63%	37.91%	46.67%	31.31%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$231,832		$156,394	$171,500	$58,626	$16,383
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.86	%(c)	1.92%	1.93%	2.12%	2.31%
Without fee waivers and/or expense reimbursements	1.87	%(c)	1.92%	1.93%	2.13%	2.59%
Ratio of net investment income (loss) to average net assets	(0.74	)%(c)	(0.83)%	(0.90)%	(0.97)%	(0.90)%
Portfolio turnover rate	64%		52%	72%	45%	123%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(c)  Ratios are based on average daily net assets of $205,308,056.

	Investor Class
	Year ended March 31,
	2008		2007	2006	2005		2004
Net asset value, beginning of period	$40.91		$43.07	$32.78	$22.19		$16.81
Income from investment operations:
Net investment income (loss)(a)	0.00		(0.04)	(0.06)	(0.06)		(0.07)
Net gains on securities (both realized and unrealized)	13.06		4.43	12.71	10.65		5.45
Total from investment operations	13.06		4.39	12.65	10.59		5.38
Less distributions from net realized gains	(10.41)		(6.55)	(2.36)	—		—
Net asset value, end of period	$43.56		$40.91	$43.07	$32.78		$22.19
Total return(b)	32.34%		10.48%	38.94%	47.72%		32.00%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$681,147		$491,847	$568,579	$378,915		$230,148
Ratio of expenses to average net assets	1.11	%(c)(d)	1.17%	1.18%	1.37	%(d)	1.76%
Ratio of net investment income (loss) to average net assets	0.01	%(c)	(0.08)%	(0.15)%	(0.22)%		(0.35)%
Portfolio turnover rate	64%		52%	72%	45%		123%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(c)  Ratios are based on average daily net assets of $626,490,984.

(d)  After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.12% and 1.38% for the years ended March 31, 2008 and 2005, respectively.

AIM Energy Fund
21

NOTE 11—Financial Highlights—(continued)

	Institutional Class
	Year ended March 31,			January 31, 2006 (commencement date) to March 31,
	2008		2007	2006
Net asset value, beginning of period	$41.25		$43.20	$46.46
Income from investment operations:
Net investment income(a)	0.20		0.16	0.02
Net gains (losses) on securities (both realized and unrealized)	13.19		4.44	(3.28)
Total from investment operations	13.39		4.60	(3.26)
Less distributions from net realized gains	(10.41)		(6.55)	—
Net asset value, end of period	$44.23		$41.25	$43.20
Total return(b)	32.90%		10.95%	(7.02)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,240		$101	$67
Ratio of expenses to average net assets	0.68	%(c)(d)	0.72%	0.80	%(e)
Ratio of net investment income to average net assets	0.44	%(c)	0.37%	0.23	%(e)
Portfolio turnover rate(f)	64%		52%	72%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $1,116,961.

(d)  After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.69% for the year ended March 31, 2008.

(e)  Annualized.

(f)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 12—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the Invesco Aim Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

Pending Litigation and Regulatory Inquiries

On August 30, 2005, the West Virginia Office of the State Auditor—Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

AIM Energy Fund
22

NOTE 12—Legal Proceedings—(continued)

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

•  that the defendants permitted improper market timing and related activity in the AIM Funds; and

•  that certain AIM Funds inadequately employed fair value pricing. The parties settled this case and it was dismissed with prejudice on May 6, 2008.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim - and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more Invesco Aim Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.

AIM Energy Fund
23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds
and Shareholders of AIM Energy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Energy Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 15, 2008
Houston, Texas

AIM Energy Fund
24

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007, through March 31, 2008.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (5% annual return before expenses)
Class	Beginning Account Value (10/1/07)	Ending Account Value (3/31/08)[1]	Expenses Paid During Period[2]	Ending Account Value (3/31/08)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$1,069.30	$5.59	$1,019.60	$5.45	1.08%
B	1,000.00	1,065.10	9.45	1,015.85	9.22	1.83
C	1,000.00	1,065.20	9.45	1,015.85	9.22	1.83
Investor	1,000.00	1,069.30	5.59	1,019.60	5.45	1.08

1  The actual ending account value is based on the actual total return of the Fund for the period October 1, 2007, through March 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

AIM Energy Fund
25

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007, through March 31, 2008.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual		Hypothetical (5% annual return before expenses)
Class	Beginning Account Value (10/01/07)	Ending Account Value (03/31/08)[1]	Expenses Paid During Period[2]	Ending Account Value (03/31/08)	Expenses Paid During Period[2]	Annualized Expense Ratio
Institutional	$1,000.00	$1,071.60	$3.42	$1,021.70	$3.34	0.66%

1  The actual ending account value is based on the actual total return of the Fund for the period October 1, 2007, through March 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

AIM Energy Fund

Approval of Sub-Advisory Agreement

At in-person meetings held on December 12-13, 2007, the Board of Trustees of AIM Sector Funds (the “Board”), including a majority of the independent trustees, voting separately, approved the sub-advisory agreement for AIM Energy Fund (the “Fund”), effective on or about May 1, 2008. In so doing, the Board determined that the sub-advisory agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM Funds Management Inc. (AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008), Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., and Invesco Senior Secured Management, Inc. (collectively, the “Affiliated Sub-Advisors”) under the sub-advisory agreement is fair and reasonable.

The independent trustees met separately during their evaluation of the sub-advisory agreement with independent legal counsel from whom they received independent legal advice, and the independent trustees also received assistance during their deliberations from the independent Senior Officer, a full-time officer of the AIM Funds who reports directly to the independent trustees. The sub-advisory agreement was considered separately for the Fund, although the Board also considered the common interests of all of the AIM Funds in their deliberations. The Board comprehensively considered all of the information provided to them and did not identify any particular factor that was controlling. Furthermore, each trustee may have evaluated the information provided differently from one another and attributed different weight to the various factors.

Set forth below is a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the sub-advisory agreement for the Fund.

A. Nature, Extent and Quality of Services to be Provided by the Affiliated Sub-Advisors

The Board reviewed the services to be provided by the Affiliated Sub-Advisors under the sub-advisory agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Advisors who will provide these services. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisors were appropriate. The Board noted that the Affiliated Sub-Advisors, which have offices and personnel that are geographically dispersed in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques, and providing investment advisory services. The Board concluded that the sub-advisory agreement will benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisors in managing the Fund.

B. Fund Performance

The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory agreement for the Fund, as no Affiliated Sub-Advisor currently serves as sub-advisor to the Fund.

C. Sub-Advisory Fees

The Board considered the services to be provided by the Affiliated Sub-Advisors pursuant to the sub-advisory agreement and the services to be provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisors pursuant to the sub-advisory agreement. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisors, and that Invesco Aim and the Affiliated Sub-Advisors are affiliates. After taking account of the Fund’s contractual sub-advisory fee rate, as well as other relevant factors, the Board concluded that the Fund’s sub-advisory fees were fair and reasonable.

D. Financial Resources of the Affiliated Sub-Advisors

The Board considered whether each Affiliated Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the sub-advisory agreement, and concluded that each Affiliated Sub-Advisor has the financial resources necessary to fulfill these obligations.

26

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2008:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$375,016,951

Additional Non-Resident Alien Shareholder Information

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2007, September 30, 2007 and December 31, 2007 were 17.00%, 20.97% and 21.68%, respectively.

AIM Energy Fund
27

Proxy Results

A Special Meeting ("Meeting") of Shareholders of AIM Energy Fund, an investment portfolio of AIM Sector Funds, a Delaware statutory trust ("Trust"), was held on February 29, 2008 and adjourned until March 28, 2008. The Meeting was held for the following purposes:

(1)  Elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified.

(2)  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote.

(3)  Approve a new sub-advisory agreement between Invesco Aim Advisors, Inc. and each of AIM Funds Management, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

(4)(a)  Approve modification of fundamental restriction on issuer diversification.

(4)(b)  Approve modification of fundamental restrictions on issuing senior securities and borrowing money.

(4)(c)  Approve modification of fundamental restriction on underwriting securities.

(4)(d)  Approve modification of fundamental restriction on industry concentration.

(4)(e)  Approve modification of fundamental restriction on real estate investments.

(4)(f)  Approve modification of fundamental restriction on purchasing or selling commodities.

(4)(g)  Approve modification of fundamental restriction on making loans.

(4)(h)  Approve modification of fundamental restriction on investment in investment companies.

(5)  Approve making the investment objective of the fund non-fundamental.

The results of the voting on the above matters were as follows:

Matter	Votes For	Withheld/ Abstentions**
(1)* Bob R. Baker	88,717,373	5,671,001
Frank S. Bayley	88,801,632	5,586,742
James T. Bunch	88,783,538	5,604,836
Bruce L. Crockett	88,756,632	5,631,742
Albert R. Dowden	88,815,368	5,573,006
Jack M. Fields	88,844,546	5,543,828
Martin L. Flanagan	88,815,726	5,572,648
Carl Frischling	88,754,426	5,633,948
Prema Mathai-Davis	88,771,961	5,616,413
Lewis F. Pennock	88,765,374	5,623,000
Larry Soll, Ph.D.	88,747,542	5,640,832
Raymond Stickel, Jr.	88,770,784	5,617,590
Philip A. Taylor	88,815,765	5,572,609

*  Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds.

**  Includes Broker Non-Votes.

AIM Energy Fund
28

Matter	Votes For	Votes Against	Withheld/ Abstentions	Broker Non-Votes
(2)* Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote	62,725,184	9,531,367	3,263,444	18,868,379
(3) Approve a new sub-advisory agreement between Invesco Aim Advisors, Inc. and each of AIM Funds Management, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.	14,831,622	752,215	787,458	4,951,197
(4)(a) Approve modification of fundamental restriction on issuer diversification	14,711,698	880,975	778,624	4,951,195
(4)(b) Approve modification of fundamental restrictions on issuing senior securities and borrowing money	14,654,307	929,485	787,505	4,951,195
(4)(c) Approve modification of fundamental restriction on underwriting securities	14,686,542	893,442	791,312	4,951,196
(4)(d) Approve modification of fundamental restriction on industry concentration	14,751,049	837,176	783,072	4,951,195
(4)(e) Approve modification of fundamental restriction on real estate investments	14,682,097	902,877	786,321	4,951,197
(4)(f) Approve modification of fundamental restriction on purchasing or selling commodities	14,656,347	914,167	800,783	4,951,195
(4)(g) Approve modification of fundamental restriction on making loans	14,591,289	979,235	800,773	4,951,195
(4)(h) Approve modification of fundamental restriction on investment in investment companies	14,673,016	913,387	784,894	4,951,195
(5) Approve making the investment objective of the fund non-fundamental	14,305,330	1,234,735	831,229	4,951,198

*  Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds.

AIM Energy Fund
29

Trustees and Officers

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company); INVESCO North American Holdings, Inc. (holding company); Chairman, Chief Executive Officer and President, INVESCO Group Services, Inc. (service provider); Trustee, The AIM Family of Funds®; Vice Chairman, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business
		Formerly: Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute; and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Director, Chief Executive Officer and President, AIM Mutual Fund Dealer Inc. (registered broker dealer), Invesco Aim Advisors, Inc., AIM Funds Management Inc. d/b/a INVESCO Enterprise Services (registered investment advisor and registered transfer agent), 1371 Preferred Inc. (holding company), AIM Trimark Corporate Class Inc. (formerly AIM Trimark Global Fund Inc.)(corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Managment Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment adviser); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnership); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc., (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco Inc. (holding company), INVESCO Inc. (holding company) and AIM Canada Holdings Inc. (holding company); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); Chairman, AIM Canada Holdings, Inc.; President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie; and Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd., (investment banking firm) Formerly: Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management); Reich & Tang Funds (Chairman) (registered investment company) (7 portfolios); Annuity and Life Re (Holdings), Ltd. (insurance company); Daily Income Fund (4 portfolios), California Daily Tax Free Income Fund, Inc. Connecticut Daily Tax Free, Inc. and New Jersey Daily Municipal Income Fund, Inc. Annuity and Life Re (Holdings), Ltd. (insurance company), CompuDyne Corporation (provider of products and services to the public security market); and Homeowners of America Holding Corporation (property casualty company)
		Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various affiliated Volvo companies; and Director, Magellan Insurance Company	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); and Discovery Global Education Fund (non-profit)	Administaff

Carl Frischling —1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (15 portfolios)

Prema Mathai-Davis —1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. —1944 Trustee	2005	Retired Formerly: Partner, Deloitte & Touche and Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

1   Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

2  Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Energy Fund
30

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®.
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer, Senior Vice President, General Counsel, and Secretary, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series Fund (an investment company); General Counsel and Secretary, Pilgrim Baxter Value Investors (an investment adviser); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker dealer), General Counsel and Secretary, Old Mutual Fund Services (an adminstrator); General Counsel and Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; and Vice President of The AIM Family of Funds®.
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company; and Senior Vice President and Compliance Director, Delaware Investments Family of Funds	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director and Secretary, Invesco Holding Company Limited, IVZ, Inc. and INVESCO Group, Inc.; Director, INVESCO Funds Group, Inc.; Secretary, INVESCO North American Holdings, Inc.; and Vice President of The AIM Family of Funds®
		Formerly: Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel, and Vice President Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President, Principal Financial Officer and Treasurer	2004	Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; and Vice President, Treasurer and Principal Financial Officer of The AIM Family of Funds®
		Formerly: Fund Treasurer Invesco Aim Advisers, Inc.; Senior Vice President, Invesco Aim Investment Services, Inc.; and Vice President, Invesco Aim Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco's World Wide Fixed Income and Cash Management Group; Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc. President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Vice President, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust)
		Formerly: Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®
		Formerly: Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer of The AIM Family of Funds®; Invesco Global Asset Management (N.A.), Inc. (registered investment adviser), Invesco Institutional (N.A.), Inc., INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); and Vice President, Invesco Aim Distributors, Inc., and Invesco Aim Investment Services, Inc.
		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; Global Head of Product Development, AIG-Global Investment Group, Inc.; and Chief Compliance Officer and Deputy General Counsel, AIG-SunAmerica Asset Management	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Office of the Fund

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens &
Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

Investment Advisor

Invesco Aim Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the
Independent Trustees

Kramer, Levin, Naftalis &
Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Distributor

Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Transfer Agent

Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Auditors

PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

Custodian

State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110-2801

AIM Energy Fund
31

eDelivery

invescoaim.com/edelivery

Register for eDelivery – eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

Why sign up?

Register for eDelivery to:

•	save your Fund the cost of printing and postage.
•	reduce the amount of paper you receive.
•	gain access to your documents faster by not waiting for the mail.
•	view your documents online anytime at your convenience.
•	save the documents to your personal computer or print them out for your records.

How do I sign up?

It’s easy. Just follow these simple steps:

1. Log in to your account.

2. Click on the “Service Center” tab.

3. Select “Register for eDelivery” and complete the consent process.

This service is provided by Invesco Aim Investment Services, Inc.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site,
sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

If used after July 20, 2008, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc., Invesco Global Asset Management (N.A.), Inc., AIM Funds Management Inc. (DBA AIM Trimark Investments), Invesco Asset Management (Japan) Ltd. and Invesco Hong Kong Ltd. are affiliated investment advisors that serve as the sub dvisor for some of the products and services represented by Invesco Aim. AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. (DBA Invesco Trimark) on or prior to Dec. 31, 2008. Invesco Aim Distributors, Inc. is the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

[Invesco Aim Logo]
– service mark –

invescoaim.com	I-ENE-AR-1	Invesco Aim Distributors, Inc.

AIM Financial Services Fund

Annual Report to Shareholders • March 31, 2008

[Invesco Aim Logo]

– service mark –

[Mountain Graphic]

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
14	Notes to Financial Statements
20	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Approval of Sub-Advisory Agreement
26	Tax Information
27	Results of Proxy
29	Trustees and Officers

[Taylor
Photo]

Philip Taylor

Dear Shareholders:

I’m pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

As you’re no doubt aware, U.S. economic growth, while remaining positive overall, slowed considerably during the second half of the period covered by this report. Several factors contributed to this slowdown, including weakness in the housing market, rising energy prices, a credit “crunch” and slowing consumer spending. In response to these events, the U.S. Federal Reserve Board (the Fed) aggressively lowered short-term interest rates six times in an effort to stimulate growth, for a total reduction of 3.0% – from 5.25% to 2.25%.(1) The Fed also expanded its lending authority and increased liquidity in an effort to ensure the financial markets continued to function smoothly.

In other market news, we saw the U.S. stock market generally rise during the first half of the fiscal year ended March 31, 2008, followed by a general decline in the second half of the fiscal year. We also saw some increased stock market volatility in the fourth quarter of 2007 and the first quarter of 2008. Looking at the bond market, we watched the yield curve go from somewhat inverted at the beginning of the fiscal year (meaning short-term Treasury yields were higher than long-term yields), to a more normal shape (with long-term Treasury yields higher than short-term yields) by the close of the fiscal year. This change was due largely to the Fed’s decision to lower short-term interest rate targets. Historically, inverted yield curves have been reliable predictors of economic difficulty, while normal-shaped or positive yield curves have foretold a relatively healthy and expanding economy.

Market volatility is, of course, not new to anyone. What is new is our name, Invesco Aim, logo and look – in short, we have a new brand. If this is the first you’re hearing of the new brand, you’re probably asking “what does this mean?” It’s simple: This brand better reflects our primary objective – to put the interests of our investors first by offering diversified investment strategies that seek to help investors reach their financial goals. Invesco Aim represents the strength of global diversification you get through the combination of Invesco’s worldwide resources and AIM’s 30-year tradition of delivering quality investment products to the U.S. marketplace. As one of the world’s largest and most diversified global investment organizations, Invesco has more than 500 investment professionals operating in investment centers in 25 cities, a presence in 12 countries and $500 billion in assets under management globally at the end of 2007.

As for our new logo, it’s fashioned after Ama Dablam, one of the most imposing and impressive peaks in the Himalayas. It represents what we hope you will envision when you think of Invesco Aim: stability, endurance, strength and longevity – which are all, by the way, sound investment principles.

While our name, logo and look have changed, the names of your funds and their trading symbols remain the same – as do all of our telephone contact numbers. Most important, our commitment to serving you remains the same. All of us at Invesco Aim will continue to strive to provide you with solid investment performance, attractive product solutions and high-quality customer service. Regardless of market conditions, Invesco Aim will hold true to its mission: seeking to build financial security for investors.

To learn more, talk with your financial advisor and visit our new Web site: invescoaim.com.

And may I be the first to say: Welcome to Invesco Aim!

Sincerely,

/s/ Philip Taylor

Philip Taylor

CEO, Invesco Aim

Senior Managing Director, Invesco

May 19, 2008

(1) U.S. Federal Reserve Board

2

[Crockett
Photo]

Bruce Crockett

Dear Fellow AIM Fund Shareholders:

The lines of communication are open: More than 250 of you have responded to the invitation I extended in my previous letter to complete an online survey, and more than 50 shareholders have contacted me directly by e-mail. When I could respond quickly and easily to a shareholder’s specific concern I did, but the messages for the most part raised consistent issues that I respond to here.

I have received many suggestions, a few complaints, and one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

Online survey responders preferred electronic communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

The correspondence shows that improving fund performance and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with Invesco Aim to make improved performance a top priority for all fund managers.

Expense levels came up as another dominant issue, and no respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds’ 12b-1 fees annually with the shareholders’ best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

The value of communication between the Board and shareholders has been noted within and beyond the Invesco Aim community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. MorningstarTM, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where Invesco Aim was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

In other news, Ruth Quigley retired from your Board at the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth’s place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathai-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

Your Board looks forward to another year of diligent effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

Sincerely,

/s/ Bruce L. Crockett

Bruce L. Crockett

Independent Chair

AIM Funds Board of Trustees

May 19, 2008

3

Management’s Discussion of Fund Performance

Performance summary

For the year ended March 31, 2008, all shares classes of AIM Financial Services Fund, excluding applicable sales charges, underperformed the S&P 500 Index, the S&P 500 Financials Index and the Lipper Financial Services Funds Index.‚

Given the mandate of the Fund – to invest in the financials sector – the Fund’s performance relative to its broad market index was heavily influenced by the performance of the financials sector versus the overall market. For the fiscal year, the financials sector, as measured by the S&P 500 Financials Index, underperformed the broad market, as measured by the S&P 500 Index. ‚Specific stocks such as Fannie Mae, Merrill Lynch and MBIA contributed to the Fund’s underperformance versus its style-specific and peer group indexes.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 3/31/07 to 3/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-31.76%
Class B Shares	-32.34
Class C Shares	-32.30
Investor Class Shares	-31.83
S&P 500 Index‚ (Broad Market Index)	-5.08
S&P 500 Financials Index ‚ (Style-Specific Index)	-27.94
Lipper Financial Services Funds Index ‚ (Peer Group Index)	-22.21

‚ Lipper Inc.

How we invest

Our goal is to create wealth for shareholders. We generally take a two-to-three year investment horizon and invest in two primary opportunities we believe have historically resulted in superior investment returns within the financials sector:

•      Financial companies trading at a significant discount to our estimate of intrinsic value because of excessive short-term investor pessimism. Estimated intrinsic value is a measure based primarily on the estimated future cash flows generated by the businesses.

•      Reasonably valued financial companies that demonstrate superior capital discipline by returning excess capital to shareholders in the form of dividends and share repurchases.

We maintain a proprietary database of intrinsic value estimates and screen financial companies for those of acceptable quality. Purchase candidates are subject to exhaustive fundamental analysis. We focus on the drivers of estimated intrinsic value such as normalized earnings power, marginal returns on economic equity (which adjusts for distortions present in accounting numbers) and sustainable growth. Additionally, we strive to understand a company’s ability and willingness to grow capital returned to shareholders in the future. Finally, we focus on quality, including competitive position, management and financial strength.

The result is normally a 35- to 50-stock portfolio, with investments that we believe are attractive from both a valuation and capital discipline perspective representing top holdings. In constructing a portfolio, we attempt to mitigate risk in multiple ways, including by diversifying holdings across industries and businesses that react in different ways to changes in interest rates and economic cycles.

We believe a portfolio of undervalued and capital-disciplined quality financial companies that profitably grow cash flows over time provides the best opportunity for superior long-term investment results.

Market conditions and your Fund

The performance of the S&P 500 Financials Index for the year 2007 was the second worst on record, behind the recessionary year of 1990 (also the first official year for that index).(1) Longer data series indicate that 2007 was the third worst year for bank stocks since 1939, with 1990 and 1974 fairing worse.(2) Financial stocks, as represented by the S&P 500 Financials Index, broadly declined by over 27% for the fiscal year ending March 31, 2008 as the prospect of losses in U.S. subprime mortgage loans became evident after years of loosening lending standards.(1) The popularity of securitization, especially collateralized debt obligations or “CDOs”, exacerbated the problem by distancing lenders from accountability for loan quality. CDOs also

Portfolio Composition

By industry

Other Diversified Financial Services	16.8%
Thrifts & Mortgage Finance	11.6
Regional Banks	10.4
Insurance Brokers	9.1
Consumer Finance	8.2
Asset Management & Custody Banks	7.2
Investment Banking & Brokerage	7.2
Diversified Banks	6.9
Multi-Line Insurance	5.1
Life & Health Insurance	2.8
Specialized Consumer Services	2.1
Specialized Finance	2.1
Property & Casualty Insurance	1.8
Data Processing & Outsourced Services	1.5
Diversified Capital Markets	1.5
Money Market Funds Plus
Other Assets Less Liabilities	5.7

Top 10 Equity Holdings*

1. Citigroup Inc.	6.5%
2. JPMorgan Chase & Co.	6.4
3. Capital One Financial Corp.	6.3
4. Marsh & McLennan Cos., Inc.	6.2
5. Fannie Mae	4.9
6. Bank of America Corp.	3.9
7. Fifth Third Bancorp	3.8
8. U.S. Bancorp	3.8
9. Morgan Stanley	3.6
10. Merrill Lynch & Co., Inc.	3.6
Total Net Assets	$352.62 million
Total Number of Holdings*	35

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

4

increased exposure to problem mortgage loans of some market participants beyond the lenders. The toxic mix eroded trust, both in the bond market and among financial companies, causing a liquidity crisis that pressured asset prices, created funding challenges for financial institutions and constricted lending. The decline in home prices also accelerated. The U.S. Federal Reserve Board (the Fed) implemented several initiatives to restore confidence in money markets, including reducing the federal funds target rate by 300 bps beginning in September of 2007.(3) As the year ended, investors feared that the historic decline in home prices and the Fed’s seemingly slow response to the crisis had put the economy on a path to recession.

Amid that incredibly difficult investment backdrop for financial stocks, we were disappointed with the performance of the Fund. On a favorable note, investments in property and casualty insurance, such as ACE Limited, and in asset management and administration, such as Bank of New York Mellon, Federated and State Street, posted gains for the year. We liquated positions in ACE Limited and Bank of New York Mellon based on valuation and other portfolio considerations.

Our investment in savings and loan company Hudson City Bancorp also made a positive contribution to Fund performance. Additionally, the Fund did not have any investments in mortgage originators, subprime lenders or mortgage insurance, all industries that suffered mightily in the eye of the storm.

Significant detractors from performance included Citigroup, Merrill Lynch, Fannie Mae and some exposure to bond insurance stocks. Merrill Lynch incurred large losses in CDOs, which the company owned as a result of an aggressive push into the securitization business. The company’s CEO, Stan O’Neal, lost his job as a consequence. The Fund’s position in Merrill Lynch had been reduced by about a third in the first half of 2007, before the stock lost about 40% of its value, over caution about rapid growth in the company’s trading assets. In retrospect, we did not act aggressively enough. Merrill Lynch remains the premiere retail brokerage franchise and the new CEO, former NYSE chief John Thain, is well regarded. We are committed to the remaining position which we believe is undervalued.

At the beginning of the fiscal year, the Fund held small positions in bond insurers, MBIA and Security Capital Assurance (SCA), both of which have suffered significant declines amid the prospect for CDO losses and the consequent need to raise capital. At investment, we believed SCA was undervalued and MBIA had a history of returning capital to shareholders. But, we also understood that the businesses were subject to above average risk and kept the positions small as a result. The position in MBIA was liquidated. The Fund continued to own a small position in SCA at the end of the reporting period because we believed it was worth more than its stock price even in the event that its book of insurance was run off.

Perhaps the biggest reasons that the portfolio did not perform as well as we expected amid the turmoil were the sharp declines in Citigroup and Fannie Mae. We were surprised by the extent of Citigroup’s CDO losses, which came at a time when the company lacked an excess capital cushion to absorb sizable losses. Citigroup also hired a new CEO as a result of the incident, Wall Street veteran Vikram Pandit. We have long been critical of weakness in financial controls at Citigroup. We chose to tolerate the risk because we believed Citigroup to be a global banking franchise that has among the best growth opportunities of any large financial company in the world and because the company hired a world-class CFO, Gary Crittenden, earlier in the year. We met with Gary shortly after he was hired and were impressed with his plans to bring financial discipline to Citigroup. The environment simply became hostile before he could act. We believe Citigroup is a unique opportunity.

Fannie Mae was also a large detractor from Fund performance. Fannie Mae was affected by increased mortgage losses as well as accounting complexities that created volatility in regulatory capital. Accounting and capital standards required of the company were in conflict with the economics of the business. We believed this situation was inconsistent with sound regulatory policy; however we expect it will eventually be resolved. More importantly, we expect mortgage credit losses to be manageable and expect Fannie Mae will ultimately emerge an even more dominate player in the mortgage industry.

At the close of the fiscal year, the Fund continued to have significant holdings in the largest diversified U.S. financial companies as turnover remained low. However, we believe a broader set of opportunities has emerged within the sector that is among the best we have seen in our careers. As expected, the onset of the credit cycle has driven greater dispersion of valuation with the sector. We believe financial stocks will remain volatile as the economy flirts with recession and credit losses ultimately peak, the timing of which is impossible to pinpoint. But, financial stocks have fallen significantly, credit concerns are widespread, stressed companies are raising capital and risks are spreading beyond the financial sector, all hallmarks of a forming bottom. We expect turnover in the portfolio to increase in 2008 as we capitalize on new opportunities being created by the current bear market in financial stocks.

Regardless of the macroeconomic environment, we remain focused on identifying financial companies that we believe are undervalued and that exhibit capital discipline. We also remain committed to shareholders of the Fund. Thank you for your investment in AIM Financial Services Fund.

(1) Lipper Inc.

(2) Wall Street Transcript

(3) U.S. Federal Reserve Board

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

[Simon
Photo]

Michael Simon

Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Financial Services Fund. He started his investment career in 1989 and joined Invesco Aim in 2001. Mr.Simon earned a B.B.A. in finance from Texas Christian University and an M.B.A. with high honors from the Graduate School of Business at the University of Chicago.

[Walsh

Photo]

Meggan Walsh

Chartered Financial Analyst, senior portfolio manager, is manager of AIM Financial Services Fund. She began her investment career in 1987 and joined Invesco Aim in 1991. Ms. Walsh earned a bachelor’s degree in finance from the University of Maryland and an M.B.A. from Loyola College.

Assisted by the Financial Services Team

5

Your Fund’s Long-Term Performance

[MOUNTAIN CHART]

Results of a $10,000 Investment – Investor Class Shares (Oldest Share Class)

Index data from 5/31/86, Fund data from 6/2/86

Date	AIM Financial Services Fund- Investor Class Shares	S&P 500 Index(1)

5/31/86		$10000	4/90	12382	15253
6/86	$10163	10169	5/90	13349	16737
7/86	9913	9601	6/90	13349	16624
8/86	10401	10312	7/90	12569	16571
9/86	9313	9460	8/90	11415	15075
10/86	9707	10006	9/90	10607	14343
11/86	9355	10249	10/90	10416	14282
12/86	9293	9987	11/90	11444	15203
1/87	9794	11332	12/90	12313	15626
2/87	10346	11779	1/91	13313	16305
3/87	10082	12119	2/91	14719	17470
4/87	9618	12012	3/91	15718	17892
5/87	9468	12116	4/91	16399	17935
6/87	9769	12728	5/91	17847	18706
7/87	9807	13373	6/91	16485	17850
8/87	10133	13871	7/91	18470	18681
9/87	9807	13567	8/91	19803	19122
10/87	8217	10646	9/91	20572	18802
11/87	7843	9768	10/91	21516	19054
12/87	8269	10511	11/91	19713	18289
1/88	8979	10953	12/91	21428	20377
2/88	9186	11461	1/92	22662	19998
3/88	9186	11108	2/92	22852	20256
4/88	9173	11231	3/92	22455	19863
5/88	9432	11326	4/92	22720	20445
6/88	9935	11846	5/92	23381	20545
7/88	9871	11801	6/92	23248	20240
8/88	9703	11401	7/92	23527	21066
9/88	9910	11886	8/92	22350	20636
10/88	9910	12217	9/92	22893	20878
11/88	9700	12042	10/92	24036	20950
12/88	9686	12252	11/92	25718	21661
1/89	10316	13149	12/92	27161	21927
2/89	10237	12822	1/93	28848	22110
3/89	10670	13120	2/93	29935	22411
4/89	11248	13801	3/93	31103	22884
5/89	11785	14357	4/93	29653	22331
6/89	11877	14276	5/93	29449	22927
7/89	12823	15564	6/93	30315	22994
8/89	13203	15868	7/93	31148	22901
9/89	13532	15803	8/93	32441	23768
10/89	13045	15437	9/93	33197	23586
11/89	13464	15750	10/93	32284	24073
12/89	13262	16128	11/93	31328	23844
1/90	12035	15046	12/93	32187	24132
2/90	12439	15239	1/94	33278	24952
3/90	12483	15643	2/94	32266	24275

(1) Lipper Inc.

Past performance cannot guarantee comparable future results.

The performance data shown in the first chart above is that of the Fund’s Investor class shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Investor Class shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.

The performance data shown in the second chart above is that of the Fund’s Class C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class C shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.

Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment.

6

3/94	30366	23219	6/01	110773	72777
4/94	30812	23516	7/01	108546	72060
5/94	31561	23901	8/01	102446	67554
6/94	30914	23316	9/01	96781	62099
7/94	31662	24081	10/01	94516	63284
8/94	32390	25066	11/01	101917	68137
9/94	31380	24453	12/01	103955	68734
10/94	31562	25002	1/02	102770	67732
11/94	29974	24093	2/02	101475	66425
12/94	30295	24449	3/02	107624	68924
1/95	31082	25083	4/02	104266	64747
2/95	32385	26059	5/02	104266	64272
3/95	32550	26827	6/02	99574	59695
4/95	32963	27617	7/02	91867	55043
5/95	35096	28719	8/02	93282	55403
6/95	35303	29385	9/02	83898	49388
7/95	37146	30359	10/02	89771	53730
8/95	38947	30434	11/02	92060	56890
9/95	40229	31718	12/02	87770	53549
10/95	39706	31605	1/03	86322	52149
11/95	42116	32991	2/03	83499	51366
12/95	42356	33626	3/03	83524	51863
1/96	44338	34769	4/03	92160	56133
2/96	46032	35093	5/03	97073	59088
3/96	46253	35431	6/03	97461	59842
4/96	45564	35952	7/03	102490	60898
5/96	45855	36878	8/03	101260	62083
6/96	45475	37019	9/03	101564	61426
7/96	44474	35384	10/03	108582	64899
8/96	46213	36132	11/03	108017	65469
9/96	48954	38163	12/03	113677	68900
10/96	52214	39215	1/04	117758	70165
11/96	56177	42177	2/04	120914	71140
12/96	55194	41342	3/04	119221	70067
1/97	58622	43923	4/04	113403	68968
2/97	61054	44268	5/04	114708	69913
3/97	56310	42452	6/04	115442	71272
4/97	59937	44984	7/04	112175	68913
5/97	62994	47735	8/04	115338	69189
6/97	66893	49857	9/04	115027	69939
7/97	73201	53823	10/04	114486	71007
8/97	68831	50810	11/04	118104	73879
9/97	74420	53591	12/04	123383	76393
10/97	72998	51803	1/05	119842	74531
11/97	75575	54199	2/05	119590	76098
12/97	79913	55129	3/05	115118	74752
1/98	77812	55739	4/05	114530	73335
2/98	84153	59756	5/05	117909	75666
3/98	88731	62814	6/05	119513	75775
4/98	90745	63457	7/05	121580	78592
5/98	89321	62368	8/05	118541	77875
6/98	92474	64899	9/05	118884	78505
7/98	92418	64213	10/05	123783	77196
8/98	74027	54936	11/05	129563	80113
9/98	75648	58458	12/05	129913	80141
10/98	81587	63206	1/06	132459	82263
11/98	86718	67035	2/06	134300	82486
12/98	90664	70896	3/06	133965	83512
1/99	90537	73859	4/06	139203	84633
2/99	89695	71564	5/06	133259	82200
3/99	93956	74427	6/06	131553	82309
4/99	100298	77309	7/06	133960	82817
5/99	92254	75485	8/06	136278	84784
6/99	95169	79663	9/06	140762	86968
7/99	88774	77186	10/06	144351	89800
8/99	82559	76804	11/06	144640	91505
9/99	80727	74701	12/06	151076	92789
10/99	92626	79426	1/07	151560	94191
11/99	89754	81041	2/07	147452	92354
12/99	91334	85807	3/07	146391	93385
1/00	88932	81497	4/07	153417	97520
2/00	79567	79956	5/07	157299	100920
3/00	93181	87773	6/07	151384	99244
4/00	90162	85133	7/07	139016	96171
5/00	94247	83388	8/07	139823	97610
6/00	91598	85441	9/07	141794	101257
7/00	99806	84107	10/07	137526	102867
8/00	107670	89328	11/07	123141	98565
9/00	112440	84613	12/07	116442	97883
10/00	112856	84254	1/08	117257	92012
11/00	105001	77617	2/08	102752	89026
12/00	115711	77997	3/08	99719	88641
1/01	112483	80763
2/01	106713	73404
3/01	103661	68756
4/01	106460	74095
5/01	111453	74592

[MOUNTAIN CHART]

Results of a $10,000 Investment – Class C Shares (Oldest Share Class with Sales Charges)

Index data from 1/31/00, Fund data from 2/14/00

	AIM Financial
	Services Fund-		S&P 500	Lipper Financial
Date	Class C Shares	S&P 500 Index(1)	Financials Index(1)	Services Funds Index(1)

1/31/00		$10000	$10000	$10000
2/00	$9797	9811	8917	9031
3/00	11471	10770	10572	10500
4/00	11094	10446	10239	10115
5/00	11590	10232	10926	10710
6/00	11259	10484	10263	10318
7/00	12264	10320	11324	11120
8/00	13227	10961	12412	12136
9/00	13815	10382	12707	12527
10/00	13870	10338	12651	12598
11/00	12901	9524	11905	12071
12/00	14206	9571	12981	13281
1/01	13813	9910	12945	13139
2/01	13100	9007	12095	12531
3/01	12718	8437	11730	12105
4/01	13050	9092	12167	12491
5/01	13656	9153	12657	12990
6/01	13563	8930	12653	12987
7/01	13284	8842	12448	12833
8/01	12527	8289	11689	12205
9/01	11823	7620	11000	11572
10/01	11539	7765	10795	11249
11/01	12435	8361	11566	12024
12/01	12675	8434	11819	12379
1/02	12520	8311	11634	12352
2/02	12356	8151	11465	12309
3/02	13097	8457	12227	12960
4/02	12679	7945	11901	12843
5/02	12666	7886	11881	12874
6/02	12083	7325	11317	12270
7/02	11144	6754	10420	11389
8/02	11299	6798	10633	11686
9/02	10153	6060	9390	10432
10/02	10858	6593	10239	10984
11/02	11126	6981	10660	11391
12/02	10602	6571	10089	10893
1/03	10414	6399	9920	10693
2/03	10067	6303	9610	10413
3/03	10057	6364	9573	10351
4/03	11083	6888	10746	11345
5/03	11666	7250	11313	12071
6/03	11704	7343	11342	12164
7/03	12296	7472	11862	12661
8/03	12136	7618	11743	12727
9/03	12164	7537	11821	12789
10/03	12992	7963	12635	13732
11/03	12914	8033	12600	13863
12/03	13578	8454	13219	14377
1/04	14053	8610	13641	14827
2/04	14416	8729	14002	15240
3/04	14208	8597	13864	15086
4/04	13508	8463	13224	14282
5/04	13654	8579	13467	14552
6/04	13734	8745	13534	14671
7/04	13335	8456	13257	14344
8/04	13707	8490	13702	14714
9/04	13655	8582	13585	14873
10/04	13584	8713	13654	15094
11/04	14002	9065	14058	15738
12/04	14617	9374	14659	16385
1/05	14190	9145	14342	15965
2/05	14149	9338	14267	15949
3/05	13615	9172	13724	15471
4/05	13539	8999	13739	15228
5/05	13924	9285	14116	15708
6/05	14103	9298	14318	16096
7/05	14340	9644	14544	16584
8/05	13976	9556	14289	16259
9/05	14007	9633	14421	16312
10/05	14577	9472	14877	16520
11/05	15244	9830	15574	17284
12/05	15276	9834	15608	17356
1/06	15568	10094	15749	17774
2/06	15774	10121	16067	17983
3/06	15728	10247	16115	18188
4/06	16335	10385	16813	18724
5/06	15624	10086	16194	18001
6/06	15412	10100	16094	17905

(1) Lipper Inc.

7/06	15682	10162	16493	18067
8/06	15945	10403	16684	18239
9/06	16460	10671	17380	18858
10/06	16867	11019	17801	19278
11/06	16889	11228	17912	19514
12/06	17633	11386	18604	20116
1/07	17679	11558	18769	20278
2/07	17184	11332	18209	19847
3/07	17055	11459	18075	19679
4/07	17860	11966	18822	20246
5/07	18305	12383	19256	20756
6/07	17609	12178	18457	20076
7/07	16155	11801	17018	18618
8/07	16245	11977	17281	18794
9/07	16458	12425	17671	19201
10/07	15956	12622	17351	19050
11/07	14282	12094	16009	17932
12/07	13488	12011	15138	17339
1/08	13579	11290	15086	16991
2/08	11896	10924	13390	15663
3/08	11543	10877	13025	15309

Average Annual Total Returns

As of 3/31/08, including maximum applicable sales charges

Class A Shares

Inception (3/28/02)	-2.17%
5 Years	2.45
1 Year	-35.52

Class B Shares

Inception (3/28/02)	-1.87%
5 Years	2.61
1 Year	-35.23

Class C Shares

Inception (2/14/00)	1.78%
5 Years	2.80
1 Year	-32.88

Investor Class Shares

Inception (6/2/86)	11.11%
10 Years	1.18
5 Years	3.62
1 Year	-31.83

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Investor Class shares was 1.28%, 2.03%, 2.03% and 1.28%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses in the past for the Fund’s Class A and Class B shares, performance would have been lower.

7

AIM Financial Services Fund’s investment objective is capital growth.

•      Unless otherwise stated, information presented in this report is as of March 31, 2008, and is based on total net assets.

•      Unless otherwise noted, all data provided by Invesco Aim.

About share classes

•                  Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

•                  Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

Principal risks of investing in the Fund

•                  Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

•                  Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•                  The financial services sector is subject to extensive government regulation, which may change frequently. The profitability of businesses in this sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes to interest rates and general economic conditions.

•                  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

•                  There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

•      The prices of securities held by the Fund may decline in response to market risks.

•                  The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

•                  Nondiversification increases the risk that the value of the Fund’s shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if the Fund invested more broadly.

About indexes used in this report

•                  The S&P 500—registered trademark— Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.

•                  The S&P 500 Financials Index is a market capitalization-weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITs.

•                  The Lipper Financial Services Funds Index is an equally weighted representation of the largest funds in the Lipper Financial Services Funds category. These funds invest at least 65% of their portfolios in equity securities of companies engaged in providing financial services.

•                  The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

•                  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

•                  The returns shown in the management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•                  Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MCSI Inc. and Standard & Poor’s.

•                  The Chartered Financial Analyst—registered trademark— (CFA—registered trademark—) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IFSAX
Class B Shares	IFSBX
Class C Shares	IFSCX
Investor Class Shares	FSFSX

8

Schedule of Investments(a)

March 31, 2008

	Shares	Value
Common Stocks & Other Equity Interests–94.35%
Asset Management & Custody Banks–7.21%
Blackstone Group L.P. (The)(b)	157,057	$2,494,065
FBR Capital Markets Corp.(c)	579,960	3,914,730
Federated Investors, Inc.–Class B	296,164	11,597,782
State Street Corp.	94,096	7,433,584
		25,440,161
Consumer Finance–8.20%
AmeriCredit Corp.(b)(c)	273,954	2,758,717
Capital One Financial Corp.	453,694	22,330,818
SLM Corp.	248,731	3,818,021
		28,907,556
Data Processing & Outsourced Services–1.53%
Automatic Data Processing, Inc.	127,402	5,400,571
Diversified Banks–6.90%
U.S. Bancorp	412,193	13,338,566
Wachovia Corp.	407,651	11,006,577
		24,345,143
Diversified Capital Markets–1.45%
UBS A.G.–(Switzerland)	177,254	5,104,915
Insurance Brokers–9.09%
Aon Corp.	125,595	5,048,919
Marsh & McLennan Cos., Inc.	893,687	21,761,278
National Financial Partners Corp.(b)	233,150	5,238,881
		32,049,078
Investment Banking & Brokerage–7.19%
Merrill Lynch & Co., Inc.	308,890	12,584,179
Morgan Stanley	279,500	12,773,150
		25,357,329
Life & Health Insurance–2.83%
Prudential Financial, Inc.	28,117	2,200,155
StanCorp Financial Group, Inc.	162,909	7,772,389
		9,972,544
Multi-Line Insurance–5.08%
American International Group, Inc.	138,226	5,978,275

	Shares	Value
Multi-Line Insurance–(continued)
Hartford Financial Services Group, Inc. (The)	157,355	$11,922,788
		17,901,063
Other Diversified Financial Services–16.77%
Bank of America Corp.	365,231	13,845,907
Citigroup Inc.	1,064,301	22,797,327
JPMorgan Chase & Co.	524,127	22,511,255
		59,154,489
Property & Casualty Insurance–1.83%
Security Capital Assurance Ltd.(b)(d)	437,300	240,515
XL Capital Ltd.–Class A	209,833	6,200,565
		6,441,080
Regional Banks–10.38%
Fifth Third Bancorp	644,483	13,482,584
Popular, Inc.(b)	590,000	6,879,400
SunTrust Banks, Inc.	181,687	10,018,221
Zions Bancorp.(b)	136,301	6,208,511
		36,588,716
Specialized Consumer Services–2.13%
H&R Block, Inc.	362,060	7,516,366
Specialized Finance–2.12%
Moody's Corp.	214,698	7,477,931
Thrifts & Mortgage Finance–11.64%
Fannie Mae	654,949	17,238,257
Freddie Mac	247,500	6,266,700
Hudson City Bancorp, Inc.	639,653	11,309,065
Washington Mutual, Inc.(b)	604,599	6,227,370
		41,041,392
Total Common Stocks & Other Equity Interests (Cost $388,027,084)		332,698,334
Money Market Funds–5.42%
Liquid Assets Portfolio–Institutional Class(e)	9,561,688	9,561,688
Premier Portfolio–Institutional Class(e)	9,561,687	9,561,687
Total Money Market Funds (Cost $19,123,375)		19,123,375
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.77% (Cost $407,150,459)		351,821,709

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Financial Services Fund
9

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.82%
Liquid Assets Portfolio–Institutional Class (Cost $20,521,266)(e)(f)	20,521,266	$20,521,266
TOTAL INVESTMENTS–105.59% (Cost $427,671,725)		372,342,975
OTHER ASSETS LESS LIABILITIES–(5.59)%		(19,727,269)
NET ASSETS–100.00%		$352,615,706

Notes to Schedule of Investments:

(a)  Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.

(b)  All or a portion of this security was out on loan at March 31, 2008.

(c)  Non-income producing security.

(d)  Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at March 31, 2008 represented 0.07% of the Fund's Net Assets. See Note 1A.

(e)  The money market fund and the Fund are affiliated by having the same investment advisor.

(f)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Financial Services Fund
10

Statement of Assets and Liabilities

March 31, 2008

Assets:
Investments, at value (cost $388,027,084)*	$332,698,334
Investments in affiliated money market funds (cost $39,644,641)	39,644,641
Total investments (cost $427,671,725)	372,342,975
Receivables for:
Fund shares sold	975,039
Dividends	913,103
Investment for trustee deferred compensation and retirement plans	139,374
Other assets	31,113
Total assets	374,401,604
Liabilities:
Payables for:
Fund shares reacquired	612,300
Collateral upon return of securities loaned	20,521,266
Trustee deferred compensation and retirement plans	197,525
Accrued distribution fees	93,874
Accrued trustees' and officer's fees and benefits	4,881
Accrued transfer agent fees	199,852
Accrued operating expenses	156,200
Total liabilities	21,785,898
Net assets applicable to shares outstanding	$352,615,706
Net assets consist of:
Shares of beneficial interest	$381,744,449
Undistributed net investment income	2,687,218
Undistributed net realized gain	23,512,789
Unrealized appreciation (depreciation)	(55,328,750)
$352,615,706

Net Assets:
Class A	$44,151,446
Class B	$19,428,072
Class C	$11,947,534
Investor Class	$277,088,654
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	2,809,474
Class B	1,235,503
Class C	784,550
Investor Class	17,509,641
Class A:
Net asset value per share	$15.72
Maximum offering price per share (Net asset value of $15.72 ÷ 94.50%)	$16.63
Class B:
Net asset value and offering price per share	$15.72
Class C:
Net asset value and offering price per share	$15.23
Investor Class:
Net asset value and offering price per share	$15.82

*  At March 31, 2008, securities with an aggregate value of $20,057,747 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Financial Services Fund
11

Statement of Operations

For the year ended March 31, 2008

Investment income:
Dividends (net of foreign withholding taxes of $178,003)	$15,187,192
Dividends from affiliated money market funds (includes securities lending income of $76,913)	539,030
Total investment income	15,726,222
Expenses:
Advisory fees	3,685,536
Administrative services fees	148,027
Custodian fees	22,549
Distribution fees:
Class A	139,595
Class B	327,070
Class C	128,888
Investor Class	1,029,314
Transfer agent fees	1,300,017
Trustees' and officer's fees and benefits	32,519
Other	263,304
Total expenses	7,076,819
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(56,065)
Net expenses	7,020,754
Net investment income	8,705,468
Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	63,017,879
Foreign currencies	101,526
63,119,405
Change in net unrealized appreciation (depreciation) of:
Investment securities	(241,061,548)
Foreign currencies	(1,166)
(241,062,714)
Net realized and unrealized gain (loss)	(177,943,309)
Net increase (decrease) in net assets resulting from operations	$(169,237,841)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Financial Services Fund
12

Statement of Changes In Net Assets

For the years ended March 31, 2008 and 2007

	2008	2007
Operations:
Net investment income	$8,705,468	$8,508,982
Net realized gain	63,119,405	53,672,797
Change in net unrealized appreciation (depreciation)	(241,062,714)	(2,250,428)
Net increase (decrease) in net assets resulting from operations	(169,237,841)	59,931,351
Distributions to shareholders from net investment income:
Class A	(921,203)	(966,047)
Class B	(256,005)	(259,505)
Class C	(105,032)	(100,458)
Investor Class	(6,973,459)	(6,895,681)
Total distributions from net investment income	(8,255,699)	(8,221,691)
Distributions to shareholders from net realized gains:
Class A	(6,062,162)	(7,881,491)
Class B	(3,484,045)	(5,094,599)
Class C	(1,429,404)	(1,972,186)
Investor Class	(45,890,448)	(56,258,383)
Total distributions from net realized gains	(56,866,059)	(71,206,659)
Decrease in net assets resulting from distributions	(65,121,758)	(79,428,350)
Share transactions—net:
Class A	(96,847)	1,041,349
Class B	(10,083,120)	(7,802,758)
Class C	2,126,236	(2,522,176)
Investor Class	(41,970,173)	(40,456,752)
Net increase (decrease) in net assets resulting from share transactions	(50,023,904)	(49,740,337)
Net increase (decrease) in net assets	(284,383,503)	(69,237,336)
Net assets:
Beginning of year	636,999,209	706,236,545
End of year (including undistributed net investment income of $2,687,218 and $2,173,838, respectively)	$352,615,706	$636,999,209

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Financial Services Fund
13

Notes to Financial Statements

March 31, 2008

NOTE 1—Significant Accounting Policies

AIM Financial Services Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund's investment objective is capital growth.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM Financial Services Fund
14

B.  Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.  Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, Invesco Aim may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D.  Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.  Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the tax period.

F.  Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.  Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H.  Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.  Other Risks — The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

The financial services sector is subject to extensive government regulation, which may change frequently. The profitability of businesses in this sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes to interest rates and general economic conditions.

J.  Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending

AIM Financial Services Fund
15

transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities.

K.  Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

L.  Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Under the terms of a master sub-advisory agreement approved by shareholders of the Fund on February 29, 2008, to be effective as of May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and AIM Funds Management Inc. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

The Advisor has contractually agreed, through at least June 30, 2008, to waive advisory fees in an amount equal to 100% of the advisory fee the Advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund).

For the year ended March 31, 2008, the Advisor waived advisory fees of $10,199.

At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $7,649.

AIM Financial Services Fund
16

The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended March 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2008, IADI advised the Fund that IADI retained $27,679 in front-end sales commissions from the sale of Class A shares and $4, $22,136 and $790 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2008, the Fund engaged in securities purchases of $1,177,336.

NOTE 4—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit used to offset custodian fees. For the year ended March 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $38,217.

NOTE 5—Trustees' and Officer's Fees and Benefits

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended March 31, 2008, the Fund paid legal fees of $4,112 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM Financial Services Fund
17

NOTE 6—Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company ("SSB"), the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

Additionally, the Fund participates in an uncommitted unsecured revolving credit facility with SSB. The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by Invesco Aim, which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended March 31, 2008, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended March 31, 2008 and 2007 was as follows:

	2008	2007
Ordinary income	$8,537,133	$8,431,318
Long-term capital gain	56,584,625	70,997,032
Total distributions	$65,121,758	$79,428,350

Tax Components of Net Assets:

As of March 31, 2008, the components of net assets on a tax basis were as follows:

2008
Undistributed ordinary income	$2,850,911
Undistributed long-term gain	23,758,117
Net unrealized appreciation (depreciation)–investments	(55,605,816)
Temporary book/tax differences	(131,955)
Shares of beneficial interest	381,744,449
Total net assets	$352,615,706

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the treatment of partnership investments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

The Fund does not have a capital loss carryforward as of March 31, 2008.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2008 was $77,089,658 and $193,323,172, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$44,273,795
Aggregate unrealized (depreciation) of investment securities	(99,879,611)
Net unrealized appreciation (depreciation) of investment securities	$(55,605,816)

Cost of investments for tax purposes is $427,948,791.

AIM Financial Services Fund
18

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, proxy costs, distributions and partnership investments, on March 31, 2008, undistributed net investment income was increased by $63,611, undistributed net realized gain was decreased by $58,612 and shares of beneficial interest decreased by $4,999. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors.

Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Investor Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

Changes in Shares Outstanding

	Year ended March 31, 2008(a)		Year ended March 31, 2007
	Shares	Amount	Shares	Amount
Sold:
Class A	1,138,690	$22,265,893	513,134	$14,984,632
Class B	181,565	3,634,892	132,863	3,822,420
Class C	414,149	7,534,708	116,742	3,274,731
Investor Class	1,347,709	27,632,919	922,710	26,808,233
Issued as reinvestment of dividends:
Class A	359,056	6,570,724	298,424	8,364,834
Class B	190,330	3,492,554	179,041	5,014,940
Class C	82,188	1,461,296	71,651	1,952,501
Investor Class	2,777,724	51,193,823	2,172,607	61,267,534
Automatic conversion of Class B shares to Class A shares:
Class A	131,481	2,755,853	72,865	2,081,734
Class B	(131,664)	(2,755,853)	(73,171)	(2,081,734)
Reacquired:
Class A	(1,377,995)	(31,689,317)	(852,498)	(24,389,851)
Class B	(607,631)	(14,454,713)	(510,623)	(14,558,384)
Class C	(305,602)	(6,869,768)	(281,675)	(7,749,408)
Investor Class	(5,103,730)	(120,796,915)	(4,461,313)	(128,532,519)
	(903,730)	$(50,023,904)	(1,699,243)	$(49,740,337)

(a)  There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and that owns 18% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Inveso Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.

AIM Financial Services Fund
19

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended March 31,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$27.30		$28.22	$27.16	$30.83	$21.68
Income from investment operations:
Net investment income(a)	0.42		0.38	0.32	0.23	0.16
Net gains (losses) on securities (both realized and unrealized)	(8.61)		2.32	4.05	(1.19)	9.10
Total from investment operations	(8.19)		2.70	4.37	(0.96)	9.26
Less distributions:
Dividends from net investment income	(0.45)		(0.39)	(0.39)	(0.20)	(0.11)
Distributions from net realized gains	(2.94)		(3.23)	(2.92)	(2.51)	—
Total distributions	(3.39)		(3.62)	(3.31)	(2.71)	(0.11)
Net asset value, end of period	$15.72		$27.30	$28.22	$27.16	$30.83
Total return(b)	(31.76)%		9.24%	16.36%	(3.57)%	42.78%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$44,151		$69,846	$71,297	$81,761	$111,766
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.31	%(c)	1.28%	1.32%	1.38%	1.41%
Without fee waivers and/or expense reimbursements	1.31	%(c)	1.28%	1.32%	1.39%	1.66%
Ratio of net investment income to average net assets	1.76	%(c)	1.33%	1.12%	0.79%	0.55%
Portfolio turnover rate	15%		5%	3%	53%	57%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(c)  Ratios are based on average daily net assets of $55,838,030.

	Class B
	Year ended March 31,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$27.22		$28.15	$27.10	$30.82	$21.74
Income from investment operations:
Net investment income (loss)(a)	0.24		0.16	0.11	0.04	(0.03)
Net gains (losses) on securities (both realized and unrealized)	(8.58)		2.30	4.03	(1.19)	9.11
Total from investment operations	(8.34)		2.46	4.14	(1.15)	9.08
Less distributions:
Dividends from net investment income	(0.22)		(0.16)	(0.17)	(0.06)	(0.00)
Distributions from net realized gains	(2.94)		(3.23)	(2.92)	(2.51)	—
Total distributions	(3.16)		(3.39)	(3.09)	(2.57)	(0.00)
Net asset value, end of period	$15.72		$27.22	$28.15	$27.10	$30.82
Total return(b)	(32.32)%		8.41%	15.51%	(4.19)%	41.78%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$19,428		$43,639	$52,773	$65,390	$92,137
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.06	%(c)	2.03%	2.04%	2.03%	2.06%
Without fee waivers and/or expense reimbursements	2.06	%(c)	2.03%	2.04%	2.04%	2.34%
Ratio of net investment income (loss) to average net assets	1.01	%(c)	0.58%	0.40%	0.14%	(0.10)%
Portfolio turnover rate	15%		5%	3%	53%	57%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(c)  Ratios are based on average daily net assets of $32,706,999.

AIM Financial Services Fund
20

NOTE 11—Financial Highlights—(continued)

	Class C
	Year ended March 31,
	2008		2007	2006	2005		2004
Net asset value, beginning of period	$26.48		$27.47	$26.51	$30.20		$21.38
Income from investment operations:
Net investment income (loss)(a)	0.23		0.16	0.11	0.04		(0.12)
Net gains (losses) on securities (both realized and unrealized)	(8.32)		2.24	3.94	(1.16)		8.94
Total from investment operations	(8.09)		2.40	4.05	(1.12)		8.82
Less distributions:
Dividends from net investment income	(0.22)		(0.16)	(0.17)	(0.06)		(0.00)
Distributions from net realized gains	(2.94)		(3.23)	(2.92)	(2.51)		—
Total distributions	(3.16)		(3.39)	(3.09)	(2.57)		(0.00)
Net asset value, end of period	$15.23		$26.48	$27.47	$26.51		$30.20
Total return(b)	(32.28)%		8.39%	15.51%	(4.18)%		41.27%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$11,948		$15,727	$18,872	$23,932		$38,696
Ratio of expenses to average net assets	2.06	%(c)	2.03%	2.04%	2.03	%(d)	2.38%
Ratio of net investment income (loss) to average net assets	1.01	%(c)	0.58%	0.40%	0.14%		(0.42)%
Portfolio turnover rate	15%		5%	3%	53%		57%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(c)  Ratios are based on average daily net assets of $12,888,783.

(d)  After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.04% for the year ended March 31, 2005.

	Investor Class
	Year ended March 31,
	2008		2007	2006	2005		2004
Net asset value, beginning of period	$27.47		$28.37	$27.30	$30.96		$21.77
Income from investment operations:
Net investment income(a)	0.42		0.38	0.33	0.27		0.15
Net gains (losses) on securities (both realized and unrealized)	(8.68)		2.34	4.06	(1.19)		9.14
Total from investment operations	(8.26)		2.72	4.39	(0.92)		9.29
Less distributions:
Dividends from net investment income	(0.45)		(0.39)	(0.40)	(0.23)		(0.10)
Distributions from net realized gains	(2.94)		(3.23)	(2.92)	(2.51)		—
Total distributions	(3.39)		(3.62)	(3.32)	(2.74)		(0.10)
Net asset value, end of period	$15.82		$27.47	$28.37	$27.30		$30.96
Total return(b)	(31.83)%		9.27%	16.36%	(3.44)%		42.73%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$277,089		$507,787	$563,294	$632,450		$846,933
Ratio of expenses to average net assets	1.31	%(c)	1.28%	1.30%	1.28	%(d)	1.42%
Ratio of net investment income to average net assets	1.76	%(c)	1.33%	1.14%	0.89%		0.54%
Portfolio turnover rate	15%		5%	3%	53%		57%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(c)  Ratios are based on average daily net assets of $411,725,593.

(d)  After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.29% for the year ended March 31, 2005.

AIM Financial Services Fund
21

NOTE 12—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the Invesco Aim Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

Pending Litigation and Regulatory Inquiries

On August 30, 2005, the West Virginia Office of the State Auditor—Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

•  that the defendants permitted improper market timing and related activity in the AIM Funds; and

•  that certain AIM Funds inadequately employed fair value pricing. The parties settled this case and it was dismissed with prejudice on May 6, 2008.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more Invesco Aim Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.

AIM Financial Services Fund
22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds
and Shareholders of AIM Financial Services Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Financial Services Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 15, 2008
Houston, Texas

AIM Financial Services Fund
23

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007, through March 31, 2008.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (5% annual return before expenses)
Class	Beginning Account Value (10/01/07)	Ending Account Value (03/31/08)[1]	Expenses Paid During Period[2]	Ending Account Value (03/31/08)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$704.30	$5.84	$1,018.15	$6.91	1.37%
B	1,000.00	701.00	9.02	1,014.40	10.68	2.12
C	1,000.00	701.60	9.02	1,014.40	10.68	2.12
Investor	1,000.00	703.80	5.84	1,018.15	6.91	1.37

1  The actual ending account value is based on the actual total return of the Fund for the period October 1, 2007, through March 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

AIM Financial Services Fund
24

Approval of Sub-Advisory Agreement

At in-person meetings held on December 12-13, 2007, the Board of Trustees of AIM Sector Funds (the “Board”), including a majority of the independent trustees, voting separately, approved the sub-advisory agreement for AIM Financial Services Fund (the “Fund”), effective on or about May 1, 2008. In so doing, the Board determined that the sub-advisory agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM Funds Management Inc. (AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008), Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., and Invesco Senior Secured Management, Inc. (collectively, the “Affiliated Sub-Advisors”) under the sub-advisory agreement is fair and reasonable.

The independent trustees met separately during their evaluation of the sub-advisory agreement with independent legal counsel from whom they received independent legal advice, and the independent trustees also received assistance during their deliberations from the independent Senior Officer, a full-time officer of the AIM Funds who reports directly to the independent trustees. The sub-advisory agreement was considered separately for the Fund, although the Board also considered the common interests of all of the AIM Funds in their deliberations. The Board comprehensively considered all of the information provided to them and did not identify any particular factor that was controlling. Furthermore, each trustee may have evaluated the information provided differently from one another and attributed different weight to the various factors.

Set forth below is a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the sub-advisory agreement for the Fund.

A. Nature, Extent and Quality of Services to be Provided by the Affiliated Sub-Advisors

The Board reviewed the services to be provided by the Affiliated Sub-Advisors under the sub-advisory agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Advisors who will provide these services. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisors were appropriate. The Board noted that the Affiliated Sub-Advisors, which have offices and personnel that are geographically dispersed in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques, and providing investment advisory services. The Board concluded that the sub-advisory agreement will benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisors in managing the Fund.

B. Fund Performance

The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory agreement for the Fund, as no Affiliated Sub-Advisor currently serves as sub-advisor to the Fund.

C. Sub-Advisory Fees

The Board considered the services to be provided by the Affiliated Sub-Advisors pursuant to the sub-advisory agreement and the services to be provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisors pursuant to the sub-advisory agreement. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisors, and that Invesco Aim and the Affiliated Sub-Advisors are affiliates. After taking account of the Fund’s contractual sub-advisory fee rate, as well as other relevant factors, the Board concluded that the Fund’s sub-advisory fees were fair and reasonable.

D. Financial Resources of the Affiliated Sub-Advisors

The Board considered whether each Affiliated Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the sub-advisory agreement, and concluded that each Affiliated Sub-Advisor has the financial resources necessary to fulfill these obligations.

25

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2008:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$56,584,625
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

Additional Non-Resident Alien Shareholder Information

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2007, September 30, 2007 and December 31, 2007 were 4.44%, 2.80%, and 4.40%, respectively.

AIM Financial Services Fund
26

Proxy Results

A Special Meeting ("Meeting") of Shareholders of AIM Financial Services Fund, an investment portfolio of AIM Sector Funds, a Delaware statutory trust ("Trust"), was held on February 29, 2008. The Meeting was held for the following purposes:

(1)  Approve a new sub-advisory agreement between Invesco Aim Advisors, Inc. and each of AIM Funds Management, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

(2)(a)  Approve modification of fundamental restrictions on issuing senior securities and borrowing money.

(2)(b)  Approve modification of fundamental restriction on underwriting securities.

(2)(c)  Approve modification of fundamental restriction on industry concentration.

(2)(d)  Approve modification of fundamental restriction on real estate investments.

(2)(e)  Approve modification of fundamental restriction on purchasing or selling commodities.

(2)(f)  Approve modification of fundamental restriction on making loans.

(2)(g)  Approve modification of fundamental restriction on investment in investment companies.

(3)  Approve changing the fund's sub-classification from "diversified" to "non-diversified" and approve the elimination of a related fundamental investment restriction.

(4)  Approve making the investment objective of the fund non-fundamental.

The results of the voting on the above matters were as follows:

Matter	Votes For	Votes Against	Withheld/ Abstentions	Broker Non-Votes
(1) Approve a new sub-advisory agreement between Invesco Aim Advisors, Inc. and each of AIM Funds Management, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.	7,671,619	642,593	474,111	1,982,530
(2)(a) Approve modification of fundamental restrictions on issuing senior securities and borrowing money	7,673,540	675,123	439,661	1,982,529
(2)(b) Approve modification of fundamental restriction on underwriting securities	7,709,674	639,618	439,031	1,982,530
(2)(c) Approve modification of fundamental restriction on industry concentration	7,709,249	637,569	441,506	1,982,529
(2)(d) Approve modification of fundamental restriction on real estate investments	7,678,586	670,208	439,530	1,982,529
(2)(e) Approve modification of fundamental restriction on purchasing or selling commodities	7,679,932	662,105	446,287	1,982,529
(2)(f) Approve modification of fundamental restriction on making loans	7,607,809	730,330	450,185	1,982,529
(2)(g) Approve modification of fundamental restriction on investment in investment companies	7,663,646	681,971	442,706	1,982,530
(3) Approve changing the fund's sub-classification from "diversified" to "non-diversified" and approve the elimination of a related fundamental investment restriction	7,468,456	827,416	492,453	1,982,528
(4) Approve making the investment objective of the fund non-fundamental	7,482,303	811,693	494,328	1,982,529

AIM Financial Services Fund
27

The Meeting was adjourned until March 28, 2008, with respect to the following proposals:

(1)  Elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified.

(2)  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote.

The results of the voting on the above matters were as follows:

Matter	Votes For	Withheld/ Abstentions**
(1)* Bob R. Baker	88,717,373	5,671,001
Frank S. Bayley	88,801,632	5,586,742
James T. Bunch	88,783,538	5,604,836
Bruce L. Crockett	88,756,632	5,631,742
Albert R. Dowden	88,815,368	5,573,006
Jack M. Fields	88,844,546	5,543,828
Martin L. Flanagan	88,815,726	5,572,648
Carl Frischling	88,754,426	5,633,948
Prema Mathai-Davis	88,771,961	5,616,413
Lewis F. Pennock	88,765,374	5,623,000
Larry Soll, Ph.D.	88,747,542	5,640,832
Raymond Stickel, Jr.	88,770,784	5,617,590
Philip A. Taylor	88,815,765	5,572,609

	Votes For	Votes Against	Withheld/ Abstentions	Broker Non-Votes
(2)* Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote	62,725,184	9,531,367	3,263,444	18,868,379

*  Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds.

**  Includes Broker Non-Votes.

AIM Financial Services Fund
28

Trustees and Officers

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company); INVESCO North American Holdings, Inc. (holding company); Chairman, Chief Executive Officer and President, INVESCO Group Services, Inc. (service provider); Trustee, The AIM Family of Funds®; Vice Chairman, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business
		Formerly: Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute; and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Director, Chief Executive Officer and President, AIM Mutual Fund Dealer Inc. (registered broker dealer), Invesco Aim Advisors, Inc., AIM Funds Management Inc. d/b/a INVESCO Enterprise Services (registered investment advisor and registered transfer agent), 1371 Preferred Inc. (holding company), AIM Trimark Corporate Class Inc. (formerly AIM Trimark Global Fund Inc.)(corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Managment Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment adviser); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnership); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc., (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco Inc. (holding company), INVESCO Inc. (holding company) and AIM Canada Holdings Inc. (holding company); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); Chairman, AIM Canada Holdings, Inc.; President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie; and Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd., (investment banking firm) Formerly: Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management); Reich & Tang Funds (Chairman) (registered investment company) (7 portfolios); Annuity and Life Re (Holdings), Ltd. (insurance company); Daily Income Fund (4 portfolios), California Daily Tax Free Income Fund, Inc. Connecticut Daily Tax Free, Inc. and New Jersey Daily Municipal Income Fund, Inc. Annuity and Life Re (Holdings), Ltd. (insurance company), CompuDyne Corporation (provider of products and services to the public security market); and Homeowners of America Holding Corporation (property casualty company)
		Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various affiliated Volvo companies; and Director, Magellan Insurance Company	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); and Discovery Global Education Fund (non-profit)	Administaff

Carl Frischling —1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (15 portfolios)

Prema Mathai-Davis —1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. —1944 Trustee	2005	Retired Formerly: Partner, Deloitte & Touche and Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

1   Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

2  Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Financial Services Fund
29

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®.
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer, Senior Vice President, General Counsel, and Secretary, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series Fund (an investment company); General Counsel and Secretary, Pilgrim Baxter Value Investors (an investment adviser); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker dealer), General Counsel and Secretary, Old Mutual Fund Services (an adminstrator); General Counsel and Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; and Vice President of The AIM Family of Funds®.
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company; and Senior Vice President and Compliance Director, Delaware Investments Family of Funds	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director and Secretary, Invesco Holding Company Limited, IVZ, Inc. and INVESCO Group, Inc.; Director, INVESCO Funds Group, Inc.; Secretary, INVESCO North American Holdings, Inc.; and Vice President of The AIM Family of Funds®
		Formerly: Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel, and Vice President Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President, Principal Financial Officer and Treasurer	2004	Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; and Vice President, Treasurer and Principal Financial Officer of The AIM Family of Funds®
		Formerly: Fund Treasurer Invesco Aim Advisers, Inc.; Senior Vice President, Invesco Aim Investment Services, Inc.; and Vice President, Invesco Aim Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco's World Wide Fixed Income and Cash Management Group; Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc. President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Vice President, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust)
		Formerly: Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®
		Formerly: Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer of The AIM Family of Funds®; Invesco Global Asset Management (N.A.), Inc. (registered investment adviser), Invesco Institutional (N.A.), Inc., INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); and Vice President, Invesco Aim Distributors, Inc., and Invesco Aim Investment Services, Inc.
		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; Global Head of Product Development, AIG-Global Investment Group, Inc.; and Chief Compliance Officer and Deputy General Counsel, AIG-SunAmerica Asset Management	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Office of the Fund

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens &
Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

Investment Advisor

Invesco Aim Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the
Independent Trustees

Kramer, Levin, Naftalis &
Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Distributor

Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Transfer Agent

Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Auditors

PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

Custodian

State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110-2801

AIM Financial Services Fund
30

eDelivery

invescoaim.com/edelivery

Register for eDelivery - eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

Why sign up?

Register for eDelivery to:

•      save your Fund the cost of printing and postage.

•      reduce the amount of paper you receive.

•      gain access to your documents faster by not waiting for the mail.

•      view your documents online anytime at your convenience.

•      save the documents to your personal computer or print them out for your records.

How do I sign up?

It’s easy. Just follow these simple steps:

1. Log in to your account.

2. Click on the “Service Center” tab.

3. Select “Register for eDelivery” and complete the consent process.

This service is provided by Invesco Aim Investment Services, Inc.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site,
sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

If used after July 20, 2008, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc., Invesco Global Asset Management (N.A.), Inc., AIM Funds Management Inc. (DBA AIM Trimark Investments), Invesco Asset Management (Japan) Ltd. and Invesco Hong Kong Ltd. are affiliated investment advisors that serve as the subadvisor for some of the products and services represented by Invesco Aim. AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. (DBA Invesco Trimark) on or prior to Dec. 31, 2008. Invesco Aim Distributors, Inc. is the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

invescoaim.com       I-FSE-AR-1                  Invesco Aim Distributors, Inc.

[Invesco Aim Logo]

- service mark -

AIM Gold & Precious Metals Fund

Annual Report to Shareholders • March 31, 2008

[Invesco Aim Logo]

- service mark -

[Mountain Graphic]

2	Letters to Shareholders

4	Performance Summary

4	Management Discussion

6	Long-Term Fund Performance

8	Supplemental Information

9	Schedule of Investments

11	Financial Statements

14	Notes to Financial Statements

20	Financial Highlights

23	Auditor’s Report

24	Fund Expenses

25	Approval of Sub-Advisory Agreement

26	Tax Information

27	Results of Proxy

29	Trustees and Officers

[Taylor
Photo]

Philip Taylor

Dear Shareholders:

I’m pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

As you’re no doubt aware, U.S. economic growth, while remaining positive overall, slowed considerably during the second half of the period covered by this report. Several factors contributed to this slowdown, including weakness in the housing market, rising energy prices, a credit “crunch” and slowing consumer spending. In response to these events, the U.S. Federal Reserve Board (the Fed) aggressively lowered short-term interest rates six times in an effort to stimulate growth, for a total reduction of 3.0% – from 5.25% to 2.25%.(1) The Fed also expanded its lending authority and increased liquidity in an effort to ensure the financial markets continued to function smoothly.

In other market news, we saw the U.S. stock market generally rise during the first half of the fiscal year ended March 31, 2008, followed by a general decline in the second half of the fiscal year. We also saw some increased stock market volatility in the fourth quarter of 2007 and the first quarter of 2008. Looking at the bond market, we watched the yield curve go from somewhat inverted at the beginning of the fiscal year (meaning short-term Treasury yields were higher than long-term yields), to a more normal shape (with long-term Treasury yields higher than short-term yields) by the close of the fiscal year. This change was due largely to the Fed’s decision to lower short-term interest rate targets. Historically, inverted yield curves have been reliable predictors of economic difficulty, while normal-shaped or positive yield curves have foretold a relatively healthy and expanding economy.

Market volatility is, of course, not new to anyone. What is new is our name, Invesco Aim, logo and look – in short, we have a new brand. If this is the first you’re hearing of the new brand, you’re probably asking “what does this mean?” It’s simple: This brand better reflects our primary objective – to put the interests of our investors first by offering diversified investment strategies that seek to help investors reach their financial goals. Invesco Aim represents the strength of global diversification you get through the combination of Invesco’s worldwide resources and AIM’s 30-year tradition of delivering quality investment products to the U.S. marketplace. As one of the world’s largest and most diversified global investment organizations, Invesco has more than 500 investment professionals operating in investment centers in 25 cities, a presence in 12 countries and $500 billion in assets under management globally at the end of 2007.

As for our new logo, it’s fashioned after Ama Dablam, one of the most imposing and impressive peaks in the Himalayas. It represents what we hope you will envision when you think of Invesco Aim: stability, endurance, strength and longevity – which are all, by the way, sound investment principles.

While our name, logo and look have changed, the names of your funds and their trading symbols remain the same – as do all of our telephone contact numbers. Most important, our commitment to serving you remains the same. All of us at Invesco Aim will continue to strive to provide you with solid investment performance, attractive product solutions and high-quality customer service. Regardless of market conditions, Invesco Aim will hold true to its mission: seeking to build financial security for investors.

To learn more, talk with your financial advisor and visit our new Web site: invescoaim.com.

And may I be the first to say: Welcome to Invesco Aim!

Sincerely,

/s/ Philip Taylor

Philip Taylor
CEO, Invesco Aim
Senior Managing Director, Invesco

May 19, 2008

(1) U.S. Federal Reserve Board

2

[Crockett

Photo]

Bruce Crockett

Dear Fellow AIM Fund Shareholders:

The lines of communication are open: More than 250 of you have responded to the invitation I extended in my previous letter to complete an online survey, and more than 50 shareholders have contacted me directly by e-mail. When I could respond quickly and easily to a shareholder’s specific concern I did, but the messages for the most part raised consistent issues that I respond to here.

I have received many suggestions, a few complaints, and one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

Online survey responders preferred electronic communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

The correspondence shows that improving fund performance and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with Invesco Aim to make improved performance a top priority for all fund managers.

Expense levels came up as another dominant issue, and no respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds’ 12b-1 fees annually with the shareholders’ best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

The value of communication between the Board and shareholders has been noted within and beyond the Invesco Aim community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. MorningstarTM, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where Invesco Aim was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

In other news, Ruth Quigley retired from your Board at the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth’s place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathai-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

Your Board looks forward to another year of diligent effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

Sincerely,

/s/ Bruce L. Crockett

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

May 19, 2008

3

Management’s Discussion of Fund Performance

Performance summary

The price of gold and gold stocks rose dramatically, as concerns about the economy, inflation and the value of the U.S. dollar mounted during the fiscal year ended March 31, 2008. The Fund’s focus on gold stocks caused it to outperform the broad market in general, as represented by the S&P 500 Index, for the period.‚ However, the Fund underperformed its style-specific index, the Philadelphia Gold & Silver Index, as this benchmark is more heavily concentrated in a few gold stocks which performed extremely well in this market environment.

The Fund’s long-term performance appears later in the report.

Fund vs. Indexes

Total returns, 3/31/07 to 3/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	28.00%
Class B Shares	27.23
Class C Shares	27.02
Investor Class Shares	27.98
S&P 500 Index ‚(Broad Market Index)	-5.08
Philadelphia Gold & Silver Index ¾(Style-Specific Index)	29.01
Lipper Gold Funds Index ‚(Peer Group Index)	28.54

‚ Lipper Inc.

¾ Invesco Aim, Bloomberg L.P.

How we invest

We invest in companies involved in the discovery, mining, processing and exchange of gold and other precious metals. We select stocks based on analysis of individual companies, focusing on companies we believe have the ability to:

•	Increase production capacity at a low cost.

•	Make major gold and precious metals discoveries on a global basis.

•	Benefit from rising gold and precious metal prices.

The portfolio will typically include “core companies,” which are major gold and precious metal firms with proven production reserves, and “emerging companies” - mid- to small-sized exploration companies we believe can make significant precious metal discoveries.

We control risk by diversifying among large and small companies in the industry, generally avoiding excessive concentration of assets in a small number of stocks.

We may sell a stock for any of the following reasons:

•	A better investment option becomes available.
•	Valuation becomes too high.
•	Corporate management changes the company’s strategic direction to the detriment of shareholders.
•	A company is adversely affected by a geopolitical or economic event.

Market conditions and your Fund

Many factors contributed to the negative performance of most major stock market indexes for the fiscal year ended March 31, 2008. The chief catalyst was the ongoing subprime loan crisis and its far-reaching effects on overall credit availability. Additionally, record high crude oil prices, falling home values and the declining U.S. dollar placed significant pressure on the purchasing power of the U.S. consumer. More recently, recessionary concerns and a possible deterioration of corporate earnings produced an increase in market volatility.

Against this backdrop, energy, consumer staples and materials were among the best performing sectors of the S&P 500 Index.(1) Conversely, financials, consumer discretionary and telecommunication services were the weakest performing sectors.(1)

In six separate actions beginning in September 2007, the U.S. Federal Reserve Board (the Fed) lowered the federal funds target rate from 5.25% to 2.25% in an effort to inject liquidity into weakening credit markets.(2) The value of the U.S. dollar fell more than 13% during the fiscal year, as measured by the U.S. Dollar Index, which was largely a result of the Fed’s monetary policy decisions.(3) This,  coupled with recessionary concerns and inflationary pressures, caused the price of gold and gold stocks to rise dramatically during the period.(2)

Investors tend to view gold and gold stocks as a “store of value” for their assets during periods of a weakening U.S. dollar, rising inflation and geopolitical or economic uncertainty. The price of gold was quite volatile but ultimately ended $253 higher, closing the fiscal year at $917 per ounce.(3)

Within this market environment, your Fund underperformed the Philadelphia Gold & Silver Index due to the benchmark’s heavy relative concentration in a few stocks. Keep in mind that the Fund’s style-specific benchmark is market-cap weighted and has only 16 holdings. Three of those holdings, Barrick Gold, Freeport-

Portfolio Composition
By Industry

Gold	55.9%
Precious Metals & Minerals	19.3
Diversified Metals & Mining	10.2
Investment Companies	7.7
Coal & Consumable Fuels	2.5
Money Market Funds Plus Other Assets Less Liabilities	4.4

Top 10 Equity Holdings*

1. Goldcorp, Inc.	7.7%
2. Yamana Gold Inc.	6.4
3. Agnico-Eagle Mines Ltd.	5.9
4. Freeport-McMoRan Copper & Gold, Inc.	5.4
5. Kinross Gold Corp.	5.4
6. Randgold Resources Ltd.	4.8
7. Silver Wheaton Corp.	4.8
8. Newcrest Mining Ltd.	4.6
9. Franco-Nevada Corp.	4.3
10. Newmont Mining Corp.	4.3
Total Net Assets	$388.87 million
Total Number of Holdings*	31

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

4

McMoRan Copper & Gold and Goldcorp (also Fund holdings), account for more than 50% of the index. Each of these stocks posted significant gains in excess of 40% during the year. In contrast, your Fund had twice the holdings, and the top 10 holdings accounted for more than 50% of assets. Relative to the Philadelphia Gold & Silver Index, strong stock selection in gold stocks enhanced Fund performance, while an overweight in precious metals and minerals stocks detracted from it.

Merger and acquisition activity has been prevalent in the mining industry recently. Some of our holdings benefited from these transactions, especially in cases where we owned both the stocks of the acquiring company and the takeover target. Top contributors to Fund performance included Freeport-McMoRan Copper & Gold, which acquired Phelps Dodge to create the world’s largest publicly traded copper company. Freeport-McMoRan clearly benefited from infrastructure and housing development in China, resulting in increased demand for copper. Additionally, our largest holding, gold mining company Goldcorp, benefited from continuous growth following the acquisition of Glamis Gold’s assets, management and processes in a reverse takeover. Goldcorp embodies the kind of company we like to hold in the fund: A well managed company with solid discoveries and new production.

Detractors from performance included Gammon Gold and Harry Winston Diamond. After raising considerable funds to start mines in Mexico, Gammon encountered problems ranging from heavy rains to multiple management changes. Harry Winston, which participates in the diamond market through partial ownership of the Diavik Mine in Canada and in the retail sector through its jewelry stores, announced solid mining results for its fiscal fourth quarter. However, Harry Winston needed to raise capital to fund mine and retail store expansion plans. We viewed these issues as temporary and continued to hold the stocks.

We remained cautiously optimistic with the outlook for gold and precious metals stocks. Interest rates remained relatively low and inflation continued to be a concern. However, we observed evidence of strong demand from the Middle East, where some of the considerable wealth being generated by oil revenues is being used to buy gold. Elsewhere, Asian investors have traditionally used gold as a store of value, and the strength of those economies is fueling demand, especially in the face of rising global inflation.

As always, thank you for your continued investment in AIM Gold & Precious Metals Fund.

(1) Lipper Inc.

(2) U.S. Federal Reserve

(3) Bloomberg L.P.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

[Segner
Photo]

John Segner

Senior portfolio manager, lead portfolio manager of AIM Gold & Precious Metals Fund since 1999. He has more than 20 years of experience in the energy and investment industries. Before joining the Fund’s advisor in 1997, he was a managing director and principal with an investment management company that focused exclusively on publicly-traded energy stocks. Prior to that, he held positions with several energy companies. Mr. Segner holds a B.S. in civil engineering from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas at Austin.

Assisted by the Energy/Gold/Utilities Team

Effective May 1, 2008, after the close of the reporting period, Andrew Lees was added to the management team of AIM Gold & Precious Metals Fund.

5

Your Fund’s Long-Term Performance

[MOUNTAIN CHART]

Results of a $10,000 Investment – Investor Class Shares (Oldest Share Class)

Fund data from 1/19/84, index data from 1/31/84

	AIM Gold & Precious
	Metals Fund-		Philadelphia Gold &	Lipper Gold Funds
Date	Investor Class Shares	S&P 500 Index(1)	Silver Index(1)	Index(1)
1/19/84	$10000
1/84	10000	$10000	$10000	$10000
2/84	10075	9648	11412	11795
3/84	9475	9815	11435	11523
4/84	9250	9908	10423	11232
5/84	9275	9360	10021	11100
6/84	8525	9563	9122	10320
7/84	6324	9444	7314	8179
8/84	7199	10488	8357	9365
9/84	6837	10490	8722	8952
10/84	6212	10531	8075	8251
11/84	6415	10413	7796	8563
12/84	5517	10687	6797	7558
1/85	5466	11520	7477	7640
2/85	5264	11661	6988	7309
3/85	6567	11668	8346	8802
4/85	6314	11658	7729	8531
5/85	6289	12331	7653	8405
6/85	6074	12524	7469	8084
7/85	5959	12506	8289	7698
8/85	5846	12385	8164	7577
9/85	5580	12011	7480	7300
10/85	5181	12566	7326	6717
11/85	5701	13428	7569	7445
12/85	5272	14078	7281	6982
1/86	6194	14157	7985	8394
2/86	5974	15214	7153	8419
3/86	5883	16063	6628	7898
4/86	5519	15883	6054	7510
5/86	5117	16727	6063	6845
6/86	5286	17010	5579	6970
7/86	5234	16059	5756	6910
8/86	5949	17250	6492	8168
9/86	6910	15823	6929	9378
10/86	6763	16736	7001	8712
11/86	7122	17143	7107	9513
12/86	7308	16705	6815	9543
1/87	8120	18955	7677	10676
2/87	8972	19704	8353	11427
3/87	11581	20272	10194	14865
4/87	12327	20092	11589	16023
5/87	11235	20266	10682	14503
6/87	10743	21290	10214	14152
7/87	12740	22369	12328	16993

(1) Lipper Inc.

Past performance cannot guarantee comparable future results.

The performance data shown in the first chart above is that of the Fund’s Investor class shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Investor Class shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.

The performance data shown in the second chart above is that of the Fund’s Class C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class C shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.

Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment.

6

8/87	12341	23203	13182	16645
9/87	12820	22694	13702	16998
10/87	7593	17807	8649	12021
11/87	8800	16340	10109	13854
12/87	8474	17582	9805	13054
1/88	6820	18321	7954	10810
2/88	6698	19172	8668	10683
3/88	7539	18580	8828	11860
4/88	7525	18786	8841	11623
5/88	7877	18946	9151	11806
6/88	7687	19815	9226	11576
7/88	7877	19739	9244	11650
8/88	7308	19070	8404	10996
9/88	6644	19882	8181	10288
10/88	6847	20435	8179	10733
11/88	6969	20143	8282	11059
12/88	6779	20494	7776	10603
1/89	7054	21994	8071	11061
2/89	7150	21447	9003	11350
3/89	6930	21947	8458	11329
4/89	6518	23085	7949	11050
5/89	6106	24016	7725	10482
6/89	6546	23881	8261	11154
7/89	6792	26035	8529	11498
8/89	6929	26542	9127	11794
9/89	7218	26434	9276	12142
10/89	7276	25821	9425	12221
11/89	8210	26345	10667	13837
12/89	8224	26977	10718	14153
1/90	8582	25167	11643	15036
2/90	8265	25491	10788	13706
3/90	7866	26166	10072	12950
4/90	6999	25514	8889	11636
5/90	7481	27996	9595	12318
6/90	6833	27808	9066	11508
7/90	7233	27719	9736	12332
8/90	6971	25216	9656	12133
9/90	6916	23991	9682	11902
10/90	5917	23890	8023	10510
11/90	5779	25431	7618	10226
12/90	6331	26139	8672	10718
1/91	5380	27274	7177	9520
2/91	5904	29222	7685	10384
3/91	5835	29929	7533	10181
4/91	5669	30000	7200	10166
5/91	5821	31290	7357	10626
6/91	6290	29858	8057	11201
7/91	6193	31248	7860	11267
8/91	5421	31986	6784	10130
9/91	5517	31451	7045	10373
10/91	5876	31873	7408	10992
11/91	6042	30592	7518	11221
12/91	5876	34085	7220	10653
1/92	6083	33450	7465	10890
2/92	5793	33883	7274	10440
3/92	5449	33225	6438	9972
4/92	5062	34200	6249	9533
5/92	5449	34367	6704	10151
6/92	5752	33856	7017	10336
7/92	6056	35238	7384	10483
8/92	5849	34518	7048	10018
9/92	5766	34924	7189	9681
10/92	5503	35043	6757	9022
11/92	5117	36233	5881	8361
12/92	5393	36678	6372	8618
1/93	5489	36984	6392	8629
2/93	5861	37488	6790	9400
3/93	6647	38279	7759	10685
4/93	7530	37353	8830	12140
5/93	8289	38350	9929	13853
6/93	8440	38462	10406	14148
7/93	9130	38307	11519	15651
8/93	8371	39757	10534	14026
9/93	7240	39453	9304	12702
10/93	8592	40268	11032	14403
11/93	8758	39884	10609	14257
12/93	9309	40366	11788	16117
1/94	9599	41738	11782	15601
2/94	9213	40605	11474	14765
3/94	9420	38838	11948	14766
4/94	8359	39336	10226	14388
5/94	8538	39979	10752	14571
6/94	7904	39001	10299	14441
7/94	7449	40280	9987	14969
8/94	7779	41928	10592	16014
9/94	8538	40904	11817	17463
10/94	7834	41821	10492	16643
11/94	6662	40300	9178	14648
12/94	6718	40897	9770	15155
1/95	5821	41957	8702	12565
2/95	6028	43590	9279	13084
3/95	6662	44874	10900	14287

4/95	7117	46195	10450	14365
5/95	7462	48038	10724	14273
6/95	7530	49152	10741	14437
7/95	7847	50781	10608	15102
8/95	7806	50908	10962	15213
9/95	7875	53055	11099	15292
10/95	7197	52866	9578	13537
11/95	7294	55184	10823	14297
12/95	7570	56247	10761	14563
1/96	9159	58159	12605	17344
2/96	10361	58700	12874	17723
3/96	11065	59265	12853	17780
4/96	11853	60138	12817	18154
5/96	13317	61686	13306	19304
6/96	10900	61922	11060	16567
7/96	10790	59187	11113	16224
8/96	11923	60438	11130	17126
9/96	11411	63836	10293	16237
10/96	11052	65596	10331	16074
11/96	10734	70550	10741	15544
12/96	10647	69153	10433	15250
1/97	10110	73471	9848	14382
2/97	11432	74047	10944	16212
3/97	9268	71011	9305	13941
4/97	8788	75246	8388	12985
5/97	8980	79847	9322	13482
6/97	8004	83396	8543	12283
7/97	7315	90030	8751	11800
8/97	7296	84990	8836	11852
9/97	7583	89642	9786	12416
10/97	6147	86652	7856	10378
11/97	4519	90660	6329	8180
12/97	4738	92216	6630	8549
1/98	4894	93235	6700	9045
2/98	4719	99955	6743	8769
3/98	5010	105070	7298	9278
4/98	5166	106146	7858	9925
5/98	4370	104324	6676	8458
6/98	3826	108558	6409	7566
7/98	3554	107411	5623	7109
8/98	2641	91893	4369	5462
9/98	3884	97784	6702	7870
10/98	3690	105726	6737	7753
11/98	3515	112131	6341	7494
12/98	3671	118588	5806	7455
1/99	3573	123546	5653	7282
2/99	3612	119706	5412	7101
3/99	3593	124495	5340	7136
4/99	4001	129316	6561	8163
5/99	3534	126265	5440	6989
6/99	3612	133254	5981	7275
7/99	3282	129111	5618	6905
8/99	3379	128472	6018	7155
9/99	4078	124954	7172	8736
10/99	3554	132858	6215	7873
11/99	3379	135558	5991	7657
12/99	3340	143531	6074	7782
1/00	3126	136321	5360	7013
2/00	3204	133743	5340	7002
3/00	3107	146819	5049	6613
4/00	3068	142403	4893	6258
5/00	3068	139484	5029	6339
6/00	3243	142919	5166	6693
7/00	3010	140687	4544	6229
8/00	3126	149420	4677	6640
9/00	2874	141534	4461	6190
10/00	2583	140933	3920	5640
11/00	2602	129831	4207	5884
12/00	2906	130468	4594	6432
1/01	2886	135094	4366	6424
2/01	2966	122783	4693	6688
3/01	2846	115009	4251	6077
4/01	3185	123940	4927	6977
5/01	3264	124771	5105	7299
6/01	3245	121735	4759	7347
7/01	3125	120537	4742	6956
8/01	3285	112998	5055	7351
9/01	3424	103874	5164	7592
10/01	3344	105856	4873	7433
11/01	3284	113974	4698	7436
12/01	3404	114973	4864	7799
1/02	3802	113296	5481	8681
2/02	4160	111111	5823	9558
3/02	4558	115290	6335	10482
4/02	4857	108303	6609	11111
5/02	5772	107508	7528	13171
6/02	5016	99853	6386	11560
7/02	4280	92071	5410	9583
8/02	4937	92674	6207	11129
9/02	4956	82612	6232	11219
10/02	4498	89876	5669	10284

11/02	4498	95160	5664	10301
12/02	5434	89573	6860	12535
1/03	5494	87231	6881	12656
2/03	5175	85920	6433	11887
3/03	4777	86752	5980	11012
4/03	4738	93894	5836	10980
5/03	5295	98837	6565	12237
6/03	5454	100099	7029	12600
7/03	5693	101865	7249	13301
8/03	6350	103848	8132	15206
9/03	6450	102748	8143	15748
10/03	7166	108558	8765	17623
11/03	8062	109512	9800	19107
12/03	8010	115251	9727	19350
1/04	7308	117366	8542	17540
2/04	7618	118997	8919	17881
3/04	7928	117202	9379	18951
4/04	6359	115364	7323	15001
5/04	6875	116944	8026	16131
6/04	6793	119217	7711	15633
7/04	6690	115272	7772	15350
8/04	7144	115734	8471	16353
9/04	7742	116988	9111	17874
10/04	7742	118775	9242	18228
11/04	8155	123579	9540	19213
12/04	7619	127783	8878	18158
1/05	7244	124669	8168	17207
2/05	7870	127291	8845	18547
3/05	7452	125039	8376	17573
4/05	6722	122669	7463	15897
5/05	6889	126568	7710	16121
6/05	7473	126750	8312	17470
7/05	7473	131461	8111	17475
8/05	7870	130263	8559	18285
9/05	8976	131317	10091	21195
10/05	8392	129127	9637	19822
11/05	9164	134006	10242	21837
12/05	10103	134054	11441	24228
1/06	11794	137603	13779	28782
2/06	10918	137976	11917	26893
3/06	11900	139693	12656	29555
4/06	13236	141567	14130	33127
5/06	12130	137498	12744	30266
6/06	11921	137680	12830	30086
7/06	11899	138529	12676	30100
8/06	12630	141820	13112	31116
9/06	11377	145472	11476	28304
10/06	12170	150210	12271	30416
11/06	13443	153062	13340	33408
12/06	12982	155209	12712	32691
1/07	13025	157554	12501	32485
2/07	13175	154482	12481	33122
3/07	13133	156206	12244	33442
4/07	13154	163123	12248	34058
5/07	13346	168810	12490	34231
6/07	13175	166007	12149	33768
7/07	13687	160867	13290	34627
8/07	13004	163274	12580	32647
9/07	15353	169374	15080	39535
10/07	17253	172068	16810	44465
11/07	15887	164872	15288	40131
12/07	15947	163730	15489	40698
1/08	17065	153910	16649	43498
2/08	18398	148915	17567	47222
3/08	16805	148271	15795	42984

[MOUNTAIN CHART]

Results of a $10,000 Investment – Class C Shares (Oldest Share Class with Sales Charges)

Index data from 1/31/00, Fund data from 2/14/00

	AIM Gold & Precious
	Metals Fund-		Philadelphia Gold &	Lipper Gold Funds
Date	Class C Shares	S&P 500 Index(1)	Silver Index(1)	Index(1)
1/31/00		$10000	$10000	$10000
2/00	$9429	9811	9963	9985
3/00	9143	10770	9420	9430
4/00	9029	10446	9128	8924
5/00	9029	10232	9383	9040
6/00	9544	10484	9638	9545
7/00	8801	10320	8478	8883
8/00	9144	10961	8726	9469
9/00	8344	10382	8323	8827
10/00	7487	10338	7314	8042
11/00	7544	9524	7849	8391
12/00	9259	9571	8571	9173
1/01	9141	9910	8146	9161
2/01	9435	9007	8755	9537
3/01	8966	8437	7931	8667
4/01	10080	9092	9191	9950
5/01	10373	9153	9525	10408
6/01	10315	8930	8878	10477
7/01	9904	8842	8846	9919
8/01	10373	8289	9430	10483
9/01	10842	7620	9635	10826
10/01	10490	7765	9091	10600
11/01	10256	8361	8765	10603
12/01	10667	8434	9075	11121
1/02	11898	8311	10225	12379
2/02	13011	8151	10864	13630
3/02	14183	8457	11819	14947
4/02	15121	7945	12331	15845
5/02	17933	7886	14045	18781
6/02	15647	7325	11914	16484
7/02	13303	6754	10093	13665
8/02	15354	6798	11581	15870
9/02	15354	6060	11627	15998
10/02	13948	6593	10577	14665
11/02	13948	6981	10567	14690
12/02	16820	6571	12798	17876
1/03	16996	6399	12838	18048
2/03	16000	6303	12002	16952
3/03	14770	6364	11157	15704
4/03	14653	6888	10887	15658
5/03	16353	7250	12247	17450
6/03	16822	7343	13113	17968
7/03	17584	7472	13525	18967
8/03	19577	7618	15172	21685
9/03	19929	7537	15192	22457
10/03	22097	7963	16352	25131
11/03	24853	8033	18283	27246
12/03	24689	8454	18146	27593
1/04	22462	8610	15935	25012
2/04	23426	8729	16639	25498
3/04	24330	8597	17498	27024
4/04	19513	8463	13661	21392
5/04	21138	8579	14973	23003
6/04	20838	8745	14386	22292
7/04	20477	8456	14500	21889
8/04	21862	8490	15804	23320
9/04	23729	8582	16997	25488
10/04	23729	8713	17242	25993
11/04	24934	9065	17798	27398
12/04	23276	9374	16564	25894
1/05	22124	9145	15238	24538
2/05	24002	9338	16501	26448
3/05	22730	9172	15627	25059
4/05	20486	8999	13923	22669
5/05	21031	9285	14383	22989
6/05	22729	9298	15507	24912
7/05	22729	9644	15132	24920
8/05	23881	9556	15967	26075
9/05	27274	9633	18826	30224
10/05	25455	9472	17979	28266
11/05	27820	9830	19108	31139
12/05	30669	9834	21345	34549
1/06	35698	10094	25707	41044
2/06	33032	10121	22232	38350
3/06	36001	10247	23611	42146
4/06	40001	10385	26360	47239
5/06	36669	10086	23775	43160
6/06	36002	10100	23936	42903

(1) Lipper Inc.

7/06	35940	10162	23650	42923
8/06	38122	10403	24461	44372
9/06	34302	10671	21410	40362
10/06	36666	11019	22893	43374
11/06	40483	11228	24888	47640
12/06	39017	11386	23716	46618
1/07	39200	11558	23323	46324
2/07	39569	11332	23284	47232
3/07	39446	11459	22843	47688
4/07	39509	11966	22851	48567
5/07	40066	12383	23301	48814
6/07	39510	12178	22666	48153
7/07	40991	11801	24793	49379
8/07	38954	11977	23469	46555
9/07	45931	12425	28134	56377
10/07	51548	12622	31360	63408
11/07	47476	12094	28521	57227
12/07	47637	12011	28896	58035
1/08	50972	11290	31060	62028
2/08	54866	10924	32774	67339
3/08	50092	10877	29468	61296

Average Annual Total Returns
As of 3/31/08, including maximum applicable sales charges

Class A Shares
Inception (3/28/02)	22.93%
5 Years	27.02
1 Year	20.87

Class B Shares
Inception (3/28/02)	23.49%
5 Years	27.62
1 Year	22.23

Class C Shares
Inception (2/14/00)	21.93%
5 Years	27.68
1 Year	26.02

Investor Class Shares
Inception (1/19/84)	2.17%
10 Years	12.86
5 Years	28.60
1 Year	27.98

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Investor Class shares was 1.45%, 2.20%, 2.20% and 1.45%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 30 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

7

AIM Gold & Precious Metals Fund’s investment objective is capital growth.

•           Unless otherwise stated, information presented in this report is as of March 31, 2008, and is based on total net assets.

•           Unless otherwise noted, all data provided by Invesco Aim.

About share classes

•           Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

•           Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

Principal risks of investing in the Fund

•           Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

•           Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•           Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

•           Fluctuations in the price of gold and precious metals often dramatically affect the profitability of companies in the gold and precious metals sector. Changes in the political or economic climate for the two largest gold producers, South Africa and the former Soviet Union, may have a direct impact on the price of gold worldwide.

•           The Fund’s investments directly in gold bullion will earn no income return. Appreciation in the market price of gold is the sole manner in which the Fund can realize gains on gold bullion. The Fund may have higher storage and custody costs in connection with its ownership of gold bullion.

•           There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

•           The prices of securities held by the Fund may decline in response to market risks.

•           The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

About indexes used in this report

•           The S&P 500—registered trademark— Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.

•           The Philadelphia Gold & Silver Index (price-only) is a capitalization-weighted index on the Philadelphia Stock Exchange that includes the leading companies involved in the mining of gold and silver.

•           The Lipper Gold Funds Index is an equally weighted representation of the largest funds in the Lipper Gold Funds Category. These funds invest primarily in shares of gold mines, gold-oriented mining finance houses, gold coins, or bullion.

•           The U.S. Dollar Index is a measure of the U.S. dollar relative to the majority of its most significant trading partners

•           The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

•           A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

•           The returns shown in the management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•           Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IGDAX
Class B Shares	IGDBX
Class C Shares	IGDCX
Investor Class Shares	FGLDX

Schedule of Investments(a)

March 31, 2008

	Shares	Value
Foreign Common Stocks & Other Equity Interests–73.46%
Australia–6.41%
BHP Billiton Ltd.–ADR (Diversified Metals & Mining)(b)	110,000	$7,243,500
Newcrest Mining Ltd. (Gold)	580,000	17,695,911
		24,939,411
Canada–53.65%
Agnico-Eagle Mines Ltd. (Gold)	340,000	23,021,400
Barrick Gold Corp. (Gold)	370,000	16,076,500
Cameco Corp. (Coal & Consumable Fuels)(b)	300,000	9,882,000
Eldorado Gold Corp. (Gold)(c)	2,400,000	16,483,436
Gammon Gold, Inc. (Precious Metals & Minerals)(c)	255,100	1,918,559
Goldcorp, Inc. (Gold)(b)	770,000	29,837,500
Harry Winston Diamond Corp. (Precious Metals & Minerals)	300,000	7,163,281
IAMGOLD Corp. (Gold)	1,150,000	8,480,884
Kinross Gold Corp. (Gold)	950,000	21,110,391
Pan American Silver Corp. (Precious Metals & Minerals)(c)	425,000	16,307,250
Seabridge Gold Inc. (Gold)(b)(c)	302,900	7,269,600
Silver Wheaton Corp. (Precious Metals & Minerals)(b)(c)	1,200,000	18,636,000
Teck Cominco Ltd.–Class B (Diversified Metals & Mining)	175,000	7,177,406
Western Copper Corp. (Diversified Metals & Mining)(c)	350,000	426,212
Yamana Gold Inc. (Gold)	1,700,000	24,854,000
		208,644,419
South Africa–12.46%
Gold Fields Ltd.–ADR (Gold)	1,000,000	13,830,000
Harmony Gold Mining Co. Ltd.–ADR (Gold)(b)(c)	300,000	3,552,000
Impala Platinum Holdings Ltd. (Precious Metals & Minerals)(d)	320,000	12,302,227
Randgold Resources Ltd.–ADR (Gold)	405,000	18,767,700
		48,451,927
United Kingdom–0.94%
Rio Tinto PLC (Diversified Metals & Mining)	35,000	3,634,436
Total Foreign Common Stocks & Other Equity Interests (Cost $247,362,064)		285,670,193

	Shares	Value
Domestic Common Stocks & Other Equity Interests–22.17%
Diversified Metals & Mining–5.44%
Freeport-McMoRan Copper & Gold, Inc.	220,000	$21,168,400
Gold–4.25%
Newmont Mining Corp.	365,000	16,534,500
Investment Companies–7.71%
Franco-Nevada Corp.(c)(e)(f)	40,300	795,019
Franco-Nevada Corp.(c)	855,000	16,867,027
iShares COMEX Gold Trust(b)(c)	26,000	2,357,420
streetTRACKS Gold Trust(b)(c)	110,000	9,941,800
		29,961,266
Precious Metals & Minerals–4.77%
Coeur d'Alene Mines Corp.(c)	2,215,000	8,948,600
Hecla Mining Co.(c)	500,000	5,580,000
Solitario Resources Corp.(c)	767,000	4,005,046
		18,533,646
Total Domestic Common Stocks & Other Equity Interests (Cost $74,079,648)		86,197,812
Money Market Funds–4.05%
Liquid Assets Portfolio–Institutional Class(g)	7,877,770	7,877,770
Premier Portfolio–Institutional Class(g)	7,877,770	7,877,770
Total Money Market Funds (Cost $15,755,540)		15,755,540
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.68% (Cost $337,197,252)		387,623,545
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–8.31%
Liquid Assets Portfolio–Institutional Class (Cost $32,330,695)(g)(h)	32,330,695	32,330,695
TOTAL INVESTMENTS–107.99% (Cost $369,527,947)		419,954,240
OTHER ASSETS LESS LIABILITIES–(7.99)%		(31,085,615)
NET ASSETS–100.00%		$388,868,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Gold & Precious Metals Fund
9

Investment Abbreviations:

ADR	–	American Depositary Receipt

Notes to Schedule of Investments:

(a)  Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.

(b)  All or a portion of this security was out on loan at March 31, 2008.

(c)  Non-income producing security.

(d)  In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The value of this security at March 31, 2008 represented 3.16% of the Fund's Net Assets. See Note 1A.

(e)  Security purchased in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at March 31, 2008 represented 0.20% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.

(f)  Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at March 31, 2008 represented 0.20% of the Fund's Net Assets. See Note 1A.

(g)  The money market fund and the Fund are affiliated by having the same investment advisor.

(h)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Gold & Precious Metals Fund
10

Statement of Assets and Liabilities

March 31, 2008

Assets:
Investments, at value (cost $321,441,712)*	$371,868,005
Investments in affiliated money market funds (cost $48,086,235)	48,086,235
Total investments (cost $369,527,947)	419,954,240
Receivables for:
Investments sold	5,384,179
Fund shares sold	1,318,818
Dividends	265,491
Investment for trustee deferred compensation and retirement plans	32,703
Other assets	56,386
Total assets	427,011,817
Liabilities:
Payables for:
Investments purchased	2,099,093
Fund shares reacquired	1,041,815
Amount due custodian	2,237,973
Collateral upon return of securities loaned	32,330,695
Trustee deferred compensation and retirement plans	45,985
Accrued distribution fees	144,241
Accrued trustees' and officer's fees and benefits	4,535
Accrued transfer agent fees	125,708
Accrued operating expenses	113,147
Total liabilities	38,143,192
Net assets applicable to shares outstanding	$388,868,625
Net assets consist of:
Shares of beneficial interest	$365,570,933
Undistributed net investment income (loss)	(460,870)
Undistributed net realized gain (loss)	(26,652,953)
Unrealized appreciation	50,411,515
$388,868,625

Net Assets:
Class A	$122,755,813
Class B	$43,462,410
Class C	$40,939,205
Investor Class	$181,711,197
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	15,798,764
Class B	5,691,030
Class C	5,051,061
Investor Class	23,243,679
Class A:
Net asset value per share	$7.77
Maximum offering price per share (Net asset value of $7.77 ÷ 94.50%)	$8.22
Class B:
Net asset value and offering price per share	$7.64
Class C:
Net asset value and offering price per share	$8.11
Investor Class:
Net asset value and offering price per share	$7.82

*  At March 31, 2008, securities with an aggregate value of $31,084,218 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Gold & Precious Metals Fund
11

Statement of Operations

For the year ended March 31, 2008

Investment income:
Dividends (net of foreign withholding taxes of $112,613)	$1,771,513
Dividends from affiliated money market funds (includes securities lending income of $135,716)	769,006
Total investment income	2,540,519
Expenses:
Advisory fees	2,201,358
Administrative services fees	97,508
Custodian fees	40,095
Distribution fees:
Class A	187,881
Class B	304,370
Class C	270,663
Investor Class	402,147
Transfer agent fees	682,405
Trustees' and officer's fees and benefits	23,716
Other	214,253
Total expenses	4,424,396
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(48,265)
Net expenses	4,376,131
Net investment income (loss)	(1,835,612)
Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	13,178,190
Foreign currencies	215,648
13,393,838
Change in net unrealized appreciation (depreciation) of:
Investment securities	51,877,152
Foreign currencies	(16,563)
51,860,589
Net realized and unrealized gain	65,254,427
Net increase in net assets resulting from operations	$63,418,815

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Gold & Precious Metals Fund
12

Statement of Changes In Net Assets

For the years ended March 31, 2008 and 2007

	2008	2007
Operations:
Net investment income (loss)	$(1,835,612)	$(377,575)
Net realized gain	13,393,838	36,719,219
Change in net unrealized appreciation (depreciation)	51,860,589	(15,981,533)
Net increase in net assets resulting from operations	63,418,815	20,360,111
Distributions to shareholders from net investment income:
Class A	(484,836)	(1,268,378)
Class B	(24,584)	(486,140)
Class C	(20,948)	(363,617)
Investor Class	(1,017,005)	(3,386,775)
Decrease in net assets resulting from distributions	(1,547,373)	(5,504,910)
Share transactions—net:
Class A	50,104,917	14,901,458
Class B	11,645,581	5,102,570
Class C	14,871,636	5,477,510
Investor Class	(2,048,147)	(12,134,950)
Net increase in net assets resulting from share transactions	74,573,987	13,346,588
Net increase in net assets	136,445,429	28,201,789
Net assets:
Beginning of year	252,423,196	224,221,407
End of year (including undistributed net investment income (loss) of $(460,870) and $1,155,335, respectively)	$388,868,625	$252,423,196

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Gold & Precious Metals Fund
13

Notes to Financial Statements

March 31, 2008

NOTE 1—Significant Accounting Policies

AIM Gold & Precious Metals Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund's investment objective is capital growth.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B.  Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

AIM Gold & Precious Metals Fund
14

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.  Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, Invesco Aim may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D.  Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.  Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the tax period.

F.  Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.  Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H.  Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.  Other Risks — The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

Since a large percentage of the Fund's assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

Fluctuations in the price of gold and precious metals often dramatically affect the profitability of companies in the gold and precious metals sector. Changes in the political or economic climate for the two largest gold producers, South Africa and the former Soviet Union, may have a direct impact on the price of gold worldwide.

J.  Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

K.  Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were

AIM Gold & Precious Metals Fund
15

to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities.

L.  Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

M.  Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Through at least June 30, 2008, the Advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

Average Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

AIM Gold & Precious Metals Fund
16

Under the terms of a master sub-advisory agreement approved by shareholders of the Fund on February 29, 2008, to be effective as of May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and AIM Funds Management Inc. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

The Advisor has contractually agreed, through at least June 30, 2008, to waive advisory fees in an amount equal to 100% of the advisory fee the Advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund).

For the year ended March 31, 2008, the Advisor waived advisory fees of $19,948.

At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $3,999.

The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended March 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2008, IADI advised the Fund that IADI retained $119,640 in front-end sales commissions from the sale of Class A shares and $10,023, $53,074 and $9,892 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $24,318.

NOTE 4—Trustees' and Officer's Fees and Benefits

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended March 31, 2008, the Fund paid legal fees of $3,217 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM Gold & Precious Metals Fund
17

NOTE 5—Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company ("SSB"), the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

Additionally, the Fund participates in an uncommitted unsecured revolving credit facility with SSB. The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by Invesco Aim, which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended March 31, 2008, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended March 31, 2008 and 2007 was as follows:

	2008	2007
Distributions paid from ordinary income	$1,547,373	$5,504,910

Tax Components of Net Assets:

As of March 31, 2008, the components of net assets on a tax basis were as follows:

2008
Undistributed ordinary income	$1,262,799
Net unrealized appreciation–investments	48,582,448
Temporary book/tax differences	(201,476)
Capital loss carryforward	(26,346,079)
Shares of beneficial interest	365,570,933
Total net assets	$388,868,625

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales, the recognition of unrealized gains on passive foreign investment companies and trust transactions. The tax-basis net unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(14,778).

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $11,599,975 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2008 which expires as follows:

Expiration	Capital Loss Carryforward*
March 31, 2009	$25,253,170
March 31, 2010	1,092,909
Total capital loss carryforward	$26,346,079

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

AIM Gold & Precious Metals Fund
18

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2008 was $187,142,965 and $120,097,444, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$69,466,164
Aggregate unrealized (depreciation) of investment securities	(20,868,938)
Net unrealized appreciation of investment securities	$48,597,226

Cost of investments for tax purposes is $371,357,014.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment company transactions, foreign currency transactions and trust transactions, and certain proxy costs, on March 31, 2008, undistributed net investment income (loss) was increased by $1,766,780, undistributed net realized gain (loss) was decreased by $1,764,170 and shares of beneficial interest decreased by $2,610. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors.

Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Investor Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

Changes in Shares Outstanding

	Year ended March 31, 2008(a)		Year ended March 31, 2007
	Shares	Amount	Shares	Amount
Sold:
Class A	11,476,276	$87,862,985	8,156,329	$47,553,212
Class B	2,811,006	21,216,411	2,434,979	14,068,686
Class C	3,296,989	26,640,384	2,468,685	15,254,513
Investor Class	7,039,354	52,476,392	8,091,035	47,618,402
Issued as reinvestment of dividends:
Class A	63,063	438,490	182,388	1,096,155
Class B	2,964	20,597	70,776	419,698
Class C	2,629	19,402	54,733	344,270
Investor Class	135,274	960,441	533,333	3,226,664
Automatic conversion of Class B shares to Class A shares:
Class A	248,859	1,797,850	196,836	1,159,382
Class B	(253,219)	(1,797,850)	(199,633)	(1,159,382)
Reacquired:(b)
Class A	(5,598,670)	(39,994,408)	(6,197,039)	(34,907,291)
Class B	(1,126,157)	(7,793,577)	(1,458,496)	(8,226,432)
Class C	(1,566,445)	(11,788,150)	(1,688,547)	(10,121,273)
Investor Class	(7,836,101)	(55,484,980)	(10,882,218)	(62,980,016)
	8,695,822	$74,573,987	1,763,161	$13,346,588

(a)  There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)  Net of redemption fees of $118,342 and $16,810 which were allocated among the classes based on relative net assets of each class for the years ended March 31, 2008 and 2007, respectively.

AIM Gold & Precious Metals Fund
19

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended March 31,
	2008		2007		2006		2005		2004
Net asset value, beginning of period	$6.11		$5.67		$3.55		$3.81		$2.39
Income from investment operations:
Net investment income (loss)	(0.02)		(0.00	)(a)	(0.00	)(a)	(0.03	)(a)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	1.73		0.58		2.12		(0.20)		1.56
Total from investment operations	1.71		0.58		2.12		(0.23)		1.55
Less dividends from net investment income	(0.05)		(0.14)		—		(0.03)		(0.13)
Redemption fees added to shares of beneficial interest	0.00		0.00		—		—		—
Net asset value, end of period	$7.77		$6.11		$5.67		$3.55		$3.81
Total return(b)	28.00%		10.24%		59.72%		(5.89)%		65.02%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$122,756		$58,702		$41,200		$10,609		$8,844
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.35	%(c)	1.41%		1.45%		1.69%		2.13%
Without fee waivers and/or expense reimbursements	1.36	%(c)	1.41%		1.45%		1.71%		2.13%
Ratio of net investment income (loss) to average net assets	(0.48	)%(c)	(0.04)%		(0.10)%		(0.78)%		(1.29)%
Portfolio turnover rate	43%		85%		155%		51%		48%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(c)  Ratios are based on average daily net assets of $75,152,382.

	Class B
	Year ended March 31,
	2008		2007		2006		2005		2004
Net asset value, beginning of period	$6.01		$5.60		$3.54		$3.82		$2.39
Income from investment operations:
Net investment income (loss)	(0.07)		(0.05	)(a)	(0.04	)(a)	(0.05	)(a)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	1.71		0.58		2.10		(0.20)		1.57
Total from investment operations	1.64		0.53		2.06		(0.25)		1.56
Less dividends from net investment income	(0.01)		(0.12)		—		(0.03)		(0.13)
Redemption fees added to shares of beneficial interest	0.00		0.00		—		—		—
Net asset value, end of period	$7.64		$6.01		$5.60		$3.54		$3.82
Total return(b)	27.23%		9.45%		58.19%		(6.48)%		65.26%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$43,462		$25,599		$19,103		$8,593		$7,042
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.10	%(c)	2.16%		2.19%		2.34%		2.28%
Without fee waivers and/or expense reimbursements	2.11	%(c)	2.16%		2.19%		2.36%		2.28%
Ratio of net investment income (loss) to average net assets	(1.23	)%(c)	(0.79)%		(0.84)%		(1.43)%		(1.44)%
Portfolio turnover rate	43%		85%		155%		51%		48%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(c)  Ratios are based on average daily net assets of $30,436,984.

AIM Gold & Precious Metals Fund
20

NOTE 10—Financial Highlights—(continued)

	Class C
	Year ended March 31,
	2008		2007		2006		2005		2004
Net asset value, beginning of period	$6.39		$5.94		$3.75		$4.04		$2.52
Income from investment operations:
Net investment income (loss)	(0.07)		(0.05	)(a)	(0.04	)(a)	(0.05	)(a)	(0.04)
Net gains (losses) on securities (both realized and unrealized)	1.80		0.62		2.23		(0.22)		1.67
Total from investment operations	1.73		0.57		2.19		(0.27)		1.63
Less dividends from net investment income	(0.01)		(0.12)		—		(0.02)		(0.11)
Redemption fees added to shares of beneficial interest	0.00		0.00		—		—		—
Net asset value, end of period	$8.11		$6.39		$5.94		$3.75		$4.04
Total return(b)	27.02%		9.59%		58.40%		(6.58)%		64.70%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$40,939		$21,188		$14,758		$6,993		$5,208
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.10	%(c)	2.16%		2.19%		2.34%		2.69%
Without fee waivers and/or expense reimbursements	2.11	%(c)	2.16%		2.19%		2.36%		2.69%
Ratio of net investment income (loss) to average net assets	(1.23	)%(c)	(0.79)%		(0.84)%		(1.43)%		(1.85)%
Portfolio turnover rate	43%		85%		155%		51%		48%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(c)  Ratios are based on average daily net assets of $27,066,301.

	Investor Class
	Year ended March 31,
	2008		2007		2006		2005		2004
Net asset value, beginning of period	$6.15		$5.70		$3.57		$3.84		$2.40
Income from investment operations:
Net investment income (loss)	(0.03)		(0.00	)(a)	(0.00	)(a)	(0.02	)(a)	(0.05)
Net gains (losses) on securities (both realized and unrealized)	1.75		0.59		2.13		(0.21)		1.63
Total from investment operations	1.72		0.59		2.13		(0.23)		1.58
Less dividends from net investment income	(0.05)		(0.14)		—		(0.04)		(0.14)
Redemption fees added to shares of beneficial interest	0.00		0.00		—		—		—
Net asset value, end of period	$7.82		$6.15		$5.70		$3.57		$3.84
Total return(b)	27.98%		10.36%		59.66%		(6.00)%		65.92%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$181,711		$146,934		$149,160		$100,838		$125,053
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.35	%(c)	1.41%		1.44%		1.59%		1.93%
Without fee waivers and/or expense reimbursements	1.36	%(c)	1.41%		1.44%		1.61%		1.93%
Ratio of net investment income (loss) to average net assets	(0.48	)%(c)	(0.04)%		(0.09)%		(0.68)%		(1.09)%
Portfolio turnover rate	43%		85%		155%		51%		48%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(c)  Ratios are based on average daily net assets of $160,858,725.

AIM Gold & Precious Metals Fund
21

NOTE 11—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the Invesco Aim Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

Pending Litigation and Regulatory Inquiries

On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

•  that the defendants permitted improper market timing and related activity in the AIM Funds; and

•  that certain AIM Funds inadequately employed fair value pricing. The parties settled this case and it was dismissed with prejudice on May 6, 2008.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim - and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more Invesco Aim Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.

AIM Gold & Precious Metals Fund
22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds
and Shareholders of AIM Gold & Precious Metals Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Gold & Precious Metals Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 15, 2008
Houston, Texas

AIM Gold & Precious Metals Fund
23

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007, through March 31, 2008.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (5% annual return before expenses)
Class	Beginning Account Value (10/1/07)	Ending Account Value (3/31/08)[1]	Expenses Paid During Period[2]	Ending Account Value (3/31/08)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$1,095.30	$6.97	$1,018.35	$6.71	1.33%
B	1,000.00	1,090.80	10.87	1,014.60	10.48	2.08
C	1,000.00	1,090.90	10.87	1,014.60	10.48	2.08
Investor	1,000.00	1,094.70	6.96	1,018.35	6.71	1.33

1  The actual ending account value is based on the actual total return of the Fund for the period October 1, 2007, through March 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

AIM Gold & Precious Metals Fund
24

Approval of Sub-Advisory Agreement

At in-person meetings held on December 12-13, 2007, the Board of Trustees of AIM Sector Funds (the “Board”), including a majority of the independent trustees, voting separately, approved the sub-advisory agreement for AIM Gold & Precious Metals Fund (the “Fund”), effective on or about May 1, 2008. In so doing, the Board determined that the sub-advisory agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM Funds Management Inc. (AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008), Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., and Invesco Senior Secured Management, Inc. (collectively, the “Affiliated Sub-Advisors”) under the sub-advisory agreement is fair and reasonable.

The independent trustees met separately during their evaluation of the sub-advisory agreement with independent legal counsel from whom they received independent legal advice, and the independent trustees also received assistance during their deliberations from the independent Senior Officer, a full-time officer of the AIM Funds who reports directly to the independent trustees. The sub-advisory agreement was considered separately for the Fund, although the Board also considered the common interests of all of the AIM Funds in their deliberations. The Board comprehensively considered all of the information provided to them and did not identify any particular factor that was controlling. Furthermore, each trustee may have evaluated the information provided differently from one another and attributed different weight to the various factors.

Set forth below is a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the sub-advisory agreement for the Fund.

A. Nature, Extent and Quality of Services to be Provided by the Affiliated Sub-Advisors

The Board reviewed the services to be provided by the Affiliated Sub-Advisors under the sub-advisory agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Advisors who will provide these services. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisors were appropriate. The Board noted that the Affiliated Sub-Advisors, which have offices and personnel that are geographically dispersed in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques, and providing investment advisory services. The Board concluded that the sub-advisory agreement will benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisors in managing the Fund.

B. Fund Performance

The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory agreement for the Fund, as no Affiliated Sub-Advisor currently serves as sub-advisor to the Fund.

C. Sub-Advisory Fees

The Board considered the services to be provided by the Affiliated Sub-Advisors pursuant to the sub-advisory agreement and the services to be provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisors pursuant to the sub-advisory agreement. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisors, and that Invesco Aim and the Affiliated Sub-Advisors are affiliates. After taking account of the Fund’s contractual sub-advisory fee rate, as well as other relevant factors, the Board concluded that the Fund’s sub-advisory fees were fair and reasonable.

D. Financial Resources of the Affiliated Sub-Advisors

The Board considered whether each Affiliated Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the sub-advisory agreement, and concluded that each Affiliated Sub-Advisor has the financial resources necessary to fulfill these obligations.

25

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2008:

Federal and State Income Tax

Qualified Dividend Income *	100.00%
Corporate Dividends Received Deduction *	65.03%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

Additional Non-Resident Alien Shareholder Information

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2007, September 30, 2007 and December 31, 2007 were 71.29%, 77.61% and 68.80%, respectively.

AIM Gold & Precious Metals Fund
26

Proxy Results

A Special Meeting ("Meeting") of Shareholders of AIM Gold & Precious Metals Fund, an investment portfolio of AIM Sector Funds, a Delaware statutory trust ("Trust"), was held on February 29, 2008. The Meeting was held for the following purposes:

(1)  Approve a new sub-advisory agreement between Invesco Aim Advisors, Inc. and each of AIM Funds Management, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

(2)(a)  Approve modification of fundamental restriction on issuer diversification.

(2)(b)  Approve modification of fundamental restrictions on issuing senior securities and borrowing money.

(2)(c)  Approve modification of fundamental restriction on underwriting securities.

(2)(d)  Approve modification of fundamental restriction on industry concentration.

(2)(e)  Approve modification of fundamental restriction on real estate investments.

(2)(f)  Approve modification of fundamental restriction on purchasing or selling commodities.

(2)(g)  Approve modification of fundamental restriction on making loans.

(2)(h)  Approve modification of fundamental restriction on investment in investment companies.

(3)  Approve making the investment objective of the fund non-fundamental.

The results of the voting on the above matters were as follows:

Matter	Votes For	Votes Against	Withheld/ Abstentions	Broker Non-Votes
(1) Approve a new sub-advisory agreement between Invesco Aim Advisors, Inc. and each of AIM Funds Management, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.	16,182,282	886,608	663,673	4,248,559
(2)(a) Approve modification of fundamental restriction on issuer diversification	16,024,173	1,013,411	694,979	4,248,559
(2)(b) Approve modification of fundamental restrictions on issuing senior securities and borrowing money	15,995,880	1,045,798	690,885	4,248,559
(2)(c) Approve modification of fundamental restriction on underwriting securities	16,004,179	1,035,474	692,910	4,248,559
(2)(d) Approve modification of fundamental restriction on industry concentration	16,016,346	1,012,990	703,226	4,248,560
(2)(e) Approve modification of fundamental restriction on real estate investments	16,016,332	1,022,740	693,490	4,248,560
(2)(f) Approve modification of fundamental restriction on purchasing or selling commodities	16,068,769	963,161	700,632	4,248,560
(2)(g) Approve modification of fundamental restriction on making loans	15,924,342	1,108,083	700,137	4,248,560
(2)(h) Approve modification of fundamental restriction on investment in investment companies	15,957,719	1,081,676	693,167	4,248,560
(3) Approve making the investment objective of the fund non-fundamental	15,760,597	1,276,591	695,375	4,248,559

AIM Gold & Precious Metals Fund
27

The Meeting was adjourned until March 28, 2008, with respect to the following proposals:

(1)  Elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified.

(2)  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote.

The results of the voting on the above matters were as follows:

Matter	Votes For	Withheld/ Abstentions**
(1)* Bob R. Baker	88,717,373	5,671,001
Frank S. Bayley	88,801,632	5,586,742
James T. Bunch	88,783,538	5,604,836
Bruce L. Crockett	88,756,632	5,631,742
Albert R. Dowden	88,815,368	5,573,006
Jack M. Fields	88,844,546	5,543,828
Martin L. Flanagan	88,815,726	5,572,648
Carl Frischling	88,754,426	5,633,948
Prema Mathai-Davis	88,771,961	5,616,413
Lewis F. Pennock	88,765,374	5,623,000
Larry Soll, Ph.D.	88,747,542	5,640,832
Raymond Stickel, Jr.	88,770,784	5,617,590
Philip A. Taylor	88,815,765	5,572,609

	Votes For	Votes Against	Withheld/ Abstentions	Broker Non-Votes
(2)* Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote	62,725,184	9,531,367	3,263,444	18,868,379

*  Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds.

**  Includes Broker Non-Votes.

AIM Gold & Precious Metals Fund
28

Trustees and Officers

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company); INVESCO North American Holdings, Inc. (holding company); Chairman, Chief Executive Officer and President, INVESCO Group Services, Inc. (service provider); Trustee, The AIM Family of Funds®; Vice Chairman, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business
		Formerly: Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute; and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Director, Chief Executive Officer and President, AIM Mutual Fund Dealer Inc. (registered broker dealer), Invesco Aim Advisors, Inc., AIM Funds Management Inc. d/b/a INVESCO Enterprise Services (registered investment advisor and registered transfer agent), 1371 Preferred Inc. (holding company), AIM Trimark Corporate Class Inc. (formerly AIM Trimark Global Fund Inc.)(corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Managment Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment adviser); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnership); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc., (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco Inc. (holding company), INVESCO Inc. (holding company) and AIM Canada Holdings Inc. (holding company); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); Chairman, AIM Canada Holdings, Inc.; President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie; and Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd., (investment banking firm) Formerly: Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management); Reich & Tang Funds (Chairman) (registered investment company) (7 portfolios); Annuity and Life Re (Holdings), Ltd. (insurance company); Daily Income Fund (4 portfolios), California Daily Tax Free Income Fund, Inc. Connecticut Daily Tax Free, Inc. and New Jersey Daily Municipal Income Fund, Inc. Annuity and Life Re (Holdings), Ltd. (insurance company), CompuDyne Corporation (provider of products and services to the public security market); and Homeowners of America Holding Corporation (property casualty company)
		Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various affiliated Volvo companies; and Director, Magellan Insurance Company	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); and Discovery Global Education Fund (non-profit)	Administaff

Carl Frischling —1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (15 portfolios)

Prema Mathai-Davis —1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. —1944 Trustee	2005	Retired Formerly: Partner, Deloitte & Touche and Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

1   Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

2  Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Gold & Precious Metals Fund
29

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®.
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer, Senior Vice President, General Counsel, and Secretary, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series Fund (an investment company); General Counsel and Secretary, Pilgrim Baxter Value Investors (an investment adviser); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker dealer), General Counsel and Secretary, Old Mutual Fund Services (an adminstrator); General Counsel and Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; and Vice President of The AIM Family of Funds®.
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company; and Senior Vice President and Compliance Director, Delaware Investments Family of Funds	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director and Secretary, Invesco Holding Company Limited, IVZ, Inc. and INVESCO Group, Inc.; Director, INVESCO Funds Group, Inc.; Secretary, INVESCO North American Holdings, Inc.; and Vice President of The AIM Family of Funds®
		Formerly: Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel, and Vice President Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President, Principal Financial Officer and Treasurer	2004	Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; and Vice President, Treasurer and Principal Financial Officer of The AIM Family of Funds®
		Formerly: Fund Treasurer Invesco Aim Advisers, Inc.; Senior Vice President, Invesco Aim Investment Services, Inc.; and Vice President, Invesco Aim Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco's World Wide Fixed Income and Cash Management Group; Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc. President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Vice President, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust)
		Formerly: Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®
		Formerly: Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer of The AIM Family of Funds®; Invesco Global Asset Management (N.A.), Inc. (registered investment adviser), Invesco Institutional (N.A.), Inc., INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); and Vice President, Invesco Aim Distributors, Inc., and Invesco Aim Investment Services, Inc.
		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; Global Head of Product Development, AIG-Global Investment Group, Inc.; and Chief Compliance Officer and Deputy General Counsel, AIG-SunAmerica Asset Management	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Office of the Fund

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens &
Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

Investment Advisor

Invesco Aim Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the
Independent Trustees

Kramer, Levin, Naftalis &
Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Distributor

Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Transfer Agent

Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Auditors

PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

Custodian

State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110-2801

AIM Gold & Precious Metals Fund
30

eDelivery

invescoaim.com/edelivery

Register for eDelivery - eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

Why sign up?

Register for eDelivery to:

•        save your Fund the cost of printing and postage.

•        reduce the amount of paper you receive.

•        gain access to your documents faster by not waiting for the mail.

•        view your documents online anytime at your convenience.

•        save the documents to your personal computer or print them out for your records.

How do I sign up?

It’s easy. Just follow these simple steps:

1. Log in to your account.

2. Click on the “Service Center” tab.

3. Select “Register for eDelivery” and complete the consent process.

This service is provided by Invesco Aim Investment Services, Inc.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

If used after July 20, 2008, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc., Invesco Global Asset Management (N.A.), Inc., AIM Funds Management Inc. (DBA AIM Trimark Investments), Invesco Asset Management (Japan) Ltd. and Invesco Hong Kong Ltd. are affiliated investment advisors that serve as the subadvisor for some of the products and services represented by Invesco Aim. AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. (DBA Invesco Trimark) on or prior to Dec. 31, 2008. Invesco Aim Distributors, Inc. is the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

[Invesco Aim Logo]

  – service mark –

invescoaim.com I-GPM-AR-1 Invesco Aim Distributors, Inc.

AIM Leisure Fund

Annual Report to Shareholders • March 31, 2008

[Invesco Aim Logo]

– service mark –

[Mountain Graphic]

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
15	Notes to Financial Statements
21	Financial Highlights
25	Auditor’s Report
26	Fund Expenses
27	Approval of Sub-Advisory Agreement
28	Tax Information
29	Results of Proxy
31	Trustees and Officers

[Taylor
Photo]

Philip Taylor

Dear Shareholders:

I’m pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

As you’re no doubt aware, U.S. economic growth, while remaining positive overall, slowed considerably during the second half of the period covered by this report. Several factors contributed to this slowdown, including weakness in the housing market, rising energy prices, a credit “crunch” and slowing consumer spending. In response to these events, the U.S. Federal Reserve Board (the Fed) aggressively lowered short-term interest rates six times in an effort to stimulate growth, for a total reduction of 3.0% – from 5.25% to 2.25%.1 The Fed also expanded its lending authority and increased liquidity in an effort to ensure the financial markets continued to function smoothly.

In other market news, we saw the U.S. stock market generally rise during the first half of the fiscal year ended March 31, 2008, followed by a general decline in the second half of the fiscal year. We also saw some increased stock market volatility in the fourth quarter of 2007 and the first quarter of 2008. Looking at the bond market, we watched the yield curve go from somewhat inverted at the beginning of the fiscal year (meaning short-term Treasury yields were higher than long-term yields), to a more normal shape (with long-term Treasury yields higher than short-term yields) by the close of the fiscal year. This change was due largely to the Fed’s decision to lower short-term interest rate targets. Historically, inverted yield curves have been reliable predictors of economic difficulty, while normal-shaped or positive yield curves have foretold a relatively healthy and expanding economy.

Market volatility is, of course, not new to anyone. What is new is our name, Invesco Aim, logo and look – in short, we have a new brand. If this is the first you’re hearing of the new brand, you’re probably asking “what does this mean?” It’s simple: This brand better reflects our primary objective – to put the interests of our investors first by offering diversified investment strategies that seek to help investors reach their financial goals. Invesco Aim represents the strength of global diversification you get through the combination of Invesco’s worldwide resources and AIM’s 30-year tradition of delivering quality investment products to the U.S. marketplace. As one of the world’s largest and most diversified global investment organizations, Invesco has more than 500 investment professionals operating in investment centers in 25 cities, a presence in 12 countries and $500 billion in assets under management globally at the end of 2007.

As for our new logo, it’s fashioned after Ama Dablam, one of the most imposing and impressive peaks in the Himalayas. It represents what we hope you will envision when you think of Invesco Aim: stability, endurance, strength and longevity – which are all, by the way, sound investment principles.

While our name, logo and look have changed, the names of your funds and their trading symbols remain the same – as do all of our telephone contact numbers. Most important, our commitment to serving you remains the same. All of us at Invesco Aim will continue to strive to provide you with solid investment performance, attractive product solutions and high-quality customer service. Regardless of market conditions, Invesco Aim will hold true to its mission: seeking to build financial security for investors.

To learn more, talk with your financial advisor and visit our new Web site: invescoaim.com.

And may I be the first to say: Welcome to Invesco Aim!

Sincerely,

/s/ Philip Taylor

Philip Taylor

CEO, Invesco Aim

Senior Managing Director, Invesco

May 19, 2008

(1) U.S. Federal Reserve Board

[Crockett
Photo]

Bruce Crockett

Dear Fellow AIM Fund Shareholders:

The lines of communication are open: More than 250 of you have responded to the invitation I extended in my previous letter to complete an online survey, and more than 50 shareholders have contacted me directly by e-mail. When I could respond quickly and easily to a shareholder’s specific concern I did, but the messages for the most part raised consistent issues that I respond to here.

I have received many suggestions, a few complaints, and one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

Online survey responders preferred electronic communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

The correspondence shows that improving fund performance and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with Invesco Aim to make improved performance a top priority for all fund managers.

Expense levels came up as another dominant issue, and no respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds’ 12b-1 fees annually with the shareholders’ best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

The value of communication between the Board and shareholders has been noted within and beyond the Invesco Aim community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. MorningstarTM, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where Invesco Aim was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

In other news, Ruth Quigley retired from your Board at the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth’s place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathai-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

Your Board looks forward to another year of diligent effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

Sincerely,

/s/ Bruce L. Crockett

Bruce L. Crockett

Independent Chair

AIM Funds Board of Trustees

May 19, 2008

Management’s Discussion of Fund Performance

Performance summary

The fiscal year ended March 31, 2008, was a difficult one for consumer discretionary stocks, and consequently AIM Leisure Fund, as the sector was negatively affected by the credit contraction and the feared result on consumer spending. AIM Leisure Fund underperformed its broad market and style-specific index, the S&P 500 Index, as consumer discretionary was one of the weakest performing sectors during the reporting period. Specifically, our overweight positions in broadcasting and cable television stocks and hotels, resorts and cruise lines hurt performance relative to the index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 3/31/07 to 3/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-11.89%
Class B Shares	-12.54
Class C Shares	-12.54
Class R Shares	-12.11
Investor Class Shares	-11.89
S&P 500 Index (Broad Market/Style-Specific Index)	-5.08

Lipper Inc.

How we invest

We focus on companies that profit from consumer spending on leisure activities (products and/or services purchased with consumers’ discretionary dollars) and that are growing their market share, cash flow and earnings at rates greater than the broad market.

We perform both fundamental and valuation analysis:

•      Fundamental analysis includes interviews with company managements, buyers, customers and competitors. We ask company management teams to detail their three- to five-year strategic plan and their corresponding financial goals. We then evaluate whether the company has the right management in place, appropriate competitive position and adequate resources to realize their vision.

•      Valuation analysis involves using financial models for each company in an effort to estimate its fair valuation over the next two to three years based primarily on our expectations for free cash flow growth.

Just as we look for managements with long-term visions, we maintain a long-term investment horizon, resulting in relatively low portfolio turnover. We manage risk by diversifying the Fund’s holdings across a variety of leisure-related stocks, including those of cable television companies, satellite programming companies, publishers, cruise lines, advertising agencies, hotels, casinos, electronic game and toy manufacturers, restaurants, retailers and entertainment companies.

We consider selling or trimming a stock when:

•      There is a change in the company’s fundamental business prospects.

•      A stock’s valuation rises so that it is no longer attractive relative to other investment opportunities.

Market conditions and your Fund

Many factors contributed to the negative performance of most major market indexes for the fiscal year ended March 31, 2008. The chief catalyst was undoubtedly the ongoing subprime loan crisis and its far reaching effects on overall credit availability. Additionally, record high crude oil prices, falling home values and the declining U.S. dollar placed significant pressure on the purchasing power of the U.S. consumer. More recently, recessionary fears and a possible deterioration of corporate earnings drove an increase in market volatility. Against this backdrop, energy, consumer staples and materials were among the best performing sectors of the S&P 500 Index.1 Conversely, financials, consumer discretionary and telecommunication services were the weakest performing sectors.

Holdings in soft drinks, brewers and restaurants benefited Fund performance both on an absolute and relative basis during the reporting period. On the other hand, our overweight to broadcasting and cable television stocks and hotels, resorts and cruise lines stocks detracted from relative performance. Performance relative to the Fund’s broad market index was affected by considerable declines in the financials sector and significant gains in the energy sector, as companies in these sectors are not typically considered “leisure” companies and therefore do not align with our investment mandate.

Top contributors to performance included Hilton Hotels and InBev. Hilton Hotels benefited from a private equity offer from The Blackstone Group (not a Fund holding) which represented a 40% premium to Hilton’s closing price on July 2, 2007.2 While a gain from a takeover is certainly welcomed, we believe our fundamental research, disciplined valuation model and emphasis on making

Portfolio Composition

By sector

Consumer Discretionary	76.8%
Consumer Staples	15.4
Financials	3.7
Information Technology	2.0
Money Market Funds Plus
Other Assets Less Liabilities	2.1

Top 10 Equity Holdings*

1. Omnicom Group Inc.	6.0%
2. News Corp.	5.6
3. Starwood Hotels & Resorts Worldwide, Inc.	3.8
4. Abercrombie & Fitch Co.	3.7
5. Walt Disney Co.	3.0
6. Comcast Corp.	2.9
7. Diageo PLC	2.4
8. Polo Ralph Lauren Corp.	2.4
9. WPP Group PLC	2.2
10. Cablevision Systems Corp.	2.1
Total Net Assets	$680.04 million
Total Number of Holdings*	76

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

long-term forecasts is what accounts for the long-term success of the Fund. We owned Hilton for many years because our research determined few new hotels were being built, a trend we believed would translate to increases in room rates. We sold our position in Hilton following the takeover announcement in July 2007.

Belgium-based brewer InBev, on the other hand, benefited from increases in beer volumes, revenues and earnings during 2007. The company, which was formed in 2004 from the merger of Interbrew and AmBev, sells it products in over 130 countries. We believed that InBev’s breweries were among the most efficient in the world and combined with its marketing scale, resulted in earnings growth above that of the beer industry.

For the reporting period, the Fund’s media holdings detracted from performance. News Corp., Omnicom Group, Cablevision Systems and Comcast – all long-term Fund holdings – were among the top detractors. As a group, broadcasting stocks suffered over concerns that advertising revenues might weaken, given economic uncertainty and a continued shift from traditional advertising to online advertising. Additionally, investors worried that cable companies faced increased competition from telecommunication companies such as AT&T and Verizon (not Fund holdings). However, we believed there would not be significant subscriber turnover during our investment horizon. We believed these headwinds to be short-term in nature and therefore continued to hold the stocks.

Portfolio changes are usually the result of insight that comes from our bottom-up investment process and long-term investment horizon. This long-term investment horizon is one reason for the Fund’s low portfolio turnover rate relative to other domestic equity funds.

We remind shareholders that our time horizon for the stocks in the Fund is two to three years. The Fund is positioned in line with its mandate; it has exposure to a variety of leisure-related industries based on our bottom-up, stock-by-stock approach to investing. Most likely, domestic spending in this segment of the economy will ebb and flow over short-term periods; that is why we maintain a long-term investment perspective and why we urge you to do the same.

As always, we thank you for your continued investment in AIM Leisure Fund.

(1) Lipper Inc.

(2) Bloomberg L.P.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

[Greenberg
Photo]

Mark Greenberg

Chartered Financial Analyst, senior portfolio manager, is manager of AIM Leisure Fund. He has been associated with Invesco Aim and/or its affiliates since 1996. Mr. Greenberg attended City University in London, England, and earned his B.S.B.A. in economics with a specialization in finance from Marquette University.

Assisted by the Leisure Team

Your Fund’s Long-Term Performance

[MOUNTAIN CHART]

Results of a $10,000 Investment – Investor Class Shares (Oldest Share Class)

Fund data from 1/19/84, index data from 1/31/84

	AIM Leisure Fund-
Date	Investor Class Shares	S&P 500 Index(1)

1/19/84	$10000
1/84	10000	$10000
2/84	9975	9648
3/84	9850	9815
4/84	9901	9908
5/84	9601	9360
6/84	10126	9563
7/84	9913	9444
8/84	10700	10488
9/84	10500	10490
10/84	10663	10531
11/84	10424	10413
12/84	10689	10687
1/85	11595	11520
2/85	12262	11661
3/85	12602	11668
4/85	12299	11658
5/85	12703	12331
6/85	12904	12524
7/85	12904	12506
8/85	12917	12385
9/85	12087	12011
10/85	12679	12566
11/85	13348	13428
12/85	14132	14078
1/86	14271	14157
2/86	16027	15214
3/86	17064	16063
4/86	17696	15883
5/86	18794	16727
6/86	19730	17010
7/86	17467	16059
8/86	17771	17250
9/86	16558	15823
10/86	17877	16736
11/86	17546	17143
12/86	16792	16705
1/87	18520	18955
2/87	20405	19704
3/87	20405	20272
4/87	19871	20092
5/87	19588	20266
6/87	20515	21290
7/87	22275	22369
8/87	22558	23203
9/87	22102	22694
10/87	16387	17807
11/87	15312	16340
12/87	16913	17582
1/88	17405	18321
2/88	18662	19172
3/88	19299	18580
4/88	19607	18786
5/88	19262	18946
6/88	20955	19815
7/88	20936	19739
8/88	19990	19070
9/88	21591	19882
10/88	21829	20435
11/88	20956	20143
12/88	21739	20494
1/89	23450	21994
2/89	23851	21447
3/89	24779	21947
4/89	26890	23085
5/89	28111	24016
6/89	27510	23881
7/89	29985	26035
8/89	31077	26542
9/89	31459	26434
10/89	30452	25821
11/89	30620	26345
12/89	30054	26977
1/90	26931	25167
2/90	27330	25491
3/90	28483	26166
4/90	28463	25514
5/90	31315	27996
6/90	31208	27808
7/90	29888	27719
8/90	25803	25216
9/90	23393	23991
10/90	22747	23890
11/90	25101	25431
12/90	26760	26139
1/91	28556	27274
2/91	30958	29222
3/91	33177	29929
4/91	33111	30000
5/91	35488	31290
6/91	33157	29858
7/91	34390	31248
8/91	36344	31986
9/91	36322	31451
10/91	38076	31873
11/91	37155	30592
12/91	40874	34085
1/92	41618	33450

(1) Lipper Inc.

Past performance cannot guarantee comparable future results.

The performance data shown in the first chart above is that of the Fund’s Investor class shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Investor Class shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.

The performance data shown in the second chart above is that of the Fund’s Class C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class C shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.

Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment.

2/92	43079	33883
3/92	43079	33225
4/92	41795	34200
5/92	41924	34367
6/92	41157	33856
7/92	42079	35238
8/92	41721	34518
9/92	42977	34924
10/92	44297	35043
11/92	48890	36233
12/92	50440	36678
1/93	52422	36984
2/93	51604	37488
3/93	54974	38279
4/93	53699	37353
5/93	56556	38350
6/93	55769	38462
7/93	56857	38307
8/93	62543	39757
9/93	66814	39453
10/93	69260	40268
11/93	67224	39884
12/93	68460	40366
1/94	67050	41738
2/94	67198	40605
3/94	64637	38838
4/94	64082	39336
5/94	62967	39979
6/94	61172	39001
7/94	63613	40280
8/94	65935	41928
9/94	65935	40904
10/94	66554	41821
11/94	65024	40300
12/94	65056	40897
1/95	64230	41957
2/95	67448	43590
3/95	69505	44874
4/95	68706	46195
5/95	69592	48038
6/95	72598	49152
7/95	76802	50781
8/95	77508	50908
9/95	75733	53055
10/95	73196	52866
11/95	75012	55184
12/95	75334	56247
1/96	77451	58159
2/96	79287	58700
3/96	80381	59265
4/96	83845	60138
5/96	84868	61686
6/96	84308	61922
7/96	77884	59187
8/96	79753	60438
9/96	82752	63836
10/96	80997	65596
11/96	83614	70550
12/96	82167	69153
1/97	83769	73471
2/97	83367	74047
3/97	81108	71011
4/97	82487	75246
5/97	86636	79847
6/97	91514	83396
7/97	95046	90030
8/97	93734	84990
9/97	99227	89642
10/97	99058	86652
11/97	100406	90660
12/97	103900	92216
1/98	103453	93235
2/98	110933	99955
3/98	119963	105070
4/98	120047	106146
5/98	117886	104324
6/98	123650	108558
7/98	122303	107411
8/98	102355	91893
9/98	108036	97784
10/98	114086	105726
11/98	121764	112131
12/98	134841	118588
1/99	145952	123546
2/99	142902	119706
3/99	152362	124495
4/99	164871	129316
5/99	164953	126265
6/99	175329	133254
7/99	174768	129111
8/99	169192	128472
9/99	177787	124954
10/99	188384	132858
11/99	198801	135558
12/99	223293	143531
1/00	208467	136321
2/00	207341	133743
3/00	221046	146819
4/00	207054	142403
5/00	198006	139484
6/00	209827	142919
7/00	210016	140687
8/00	220201	149420
9/00	213309	141534
10/00	213821	140933
11/00	196052	129831
12/00	205502	130468
1/01	226032	135094
2/01	219567	122783
3/01	208874	115009
4/01	224185	123940
5/01	231717	124771
6/01	229702	121735
7/01	216540	120537
8/01	209177	112998
9/01	174454	103874
10/01	183682	105856
11/01	203979	113974
12/01	213934	114973
1/02	211195	113296
2/02	214722	111111
3/02	221422	115290
4/02	217790	108303
5/02	217681	107508
6/02	192953	99853
7/02	179022	92071
8/02	183050	92674
9/02	172597	82612
10/02	176740	89876
11/02	190260	95160
12/02	180938	89573
1/03	177011	87231
2/03	170763	85920
3/03	175203	86752
4/03	190498	93894
5/03	201528	98837
6/03	202999	100099
7/03	206470	101865
8/03	211921	103848
9/03	207195	102748
10/03	219129	108558
11/03	224936	109512
12/03	235778	115251
1/04	237830	117366
2/04	242491	118997
3/04	242952	117202
4/04	239040	115364
5/04	238753	116944
6/04	239732	119217
7/04	225756	115272
8/04	224221	115734
9/04	234333	116988
10/04	242628	118775
11/04	254954	123579
12/04	267880	127783
1/05	259924	124669
2/05	263693	127291
3/05	260819	125039
4/05	251325	122669
5/05	258362	126568
6/05	262263	126750
7/05	267928	131461
8/05	262998	130263
9/05	259632	131317
10/05	249428	129127
11/05	259730	134006
12/05	264561	134054
1/06	269878	137603
2/06	270337	137976
3/06	278042	139693
4/06	287078	141567
5/06	281882	137498
6/06	280219	137680
7/06	270103	138529
8/06	279476	141820
9/06	290515	145472
10/06	307510	150210
11/06	317658	153062
12/06	328712	155209
1/07	339067	157554
2/07	334354	154482
3/07	338901	156206
4/07	344900	163123
5/07	361041	168810
6/07	354975	166007
7/07	348408	160867
8/07	348060	163274
9/07	353559	169374
10/07	360312	172068
11/07	339198	164872
12/07	325698	163730
1/08	309934	153910
2/08	305409	148915
3/08	298481	148271

[MOUNTAIN CHART]

Results of a $10,000 Investment – Class C Shares (Oldest Share Class with Sales Charges)

Index data from 1/31/00, Fund data from 2/14/00

	AIM Leisure Fund-
Date	Class C Shares	S&P 500 Index(1)
1/31/00		$10000
2/00	$9710	9811
3/00	10347	10770
4/00	9688	10446
5/00	9258	10232
6/00	9805	10484
7/00	9807	10320
8/00	10275	10961
9/00	9947	10382
10/00	9967	10338
11/00	9133	9524
12/00	9568	9571
1/01	10518	9910
2/01	10212	9007
3/01	9709	8437
4/01	10414	9092
5/01	10759	9153
6/01	10656	8930
7/01	10041	8842
8/01	9690	8289
9/01	8075	7620
10/01	8498	7765
11/01	9426	8361
12/01	9879	8434
1/02	9746	8311
2/02	9903	8151
3/02	10204	8457
4/02	10030	7945
5/02	10017	7886
6/02	8871	7325
7/02	8226	6754
8/02	8405	6798
9/02	7915	6060
10/02	8098	6593
11/02	8711	6981
12/02	8277	6571
1/03	8091	6399
2/03	7800	6303
3/03	7995	6364
4/03	8685	6888
5/03	9184	7250
6/03	9245	7343
7/03	9395	7472
8/03	9634	7618
9/03	9414	7537
10/03	9949	7963
11/03	10208	8033
12/03	10691	8454
1/04	10777	8610
2/04	10979	8729
3/04	10992	8597
4/04	10805	8463
5/04	10789	8579
6/04	10824	8745
7/04	10186	8456
8/04	10109	8490
9/04	10559	8582
10/04	10926	8713
11/04	11475	9065
12/04	12046	9374
1/05	11680	9145
2/05	11843	9338
3/05	11710	9172
4/05	11276	8999
5/05	11584	9285
6/05	11750	9298
7/05	11999	9644
8/05	11770	9556
9/05	11612	9633
10/05	11150	9472
11/05	11604	9830
12/05	11809	9834
1/06	12039	10094
2/06	12051	10121
3/06	12386	10247
4/06	12781	10385
5/06	12542	10086
6/06	12461	10100
7/06	12002	10162
8/06	12409	10403
9/06	12892	10671
10/06	13637	11019
11/06	14075	11228
12/06	14559	11386
1/07	15006	11558
2/07	14787	11332
3/07	14979	11459
4/07	15240	11966
5/07	15941	12383
6/07	15660	12178
7/07	15361	11801
8/07	15337	11977
9/07	15574	12425
10/07	15861	12622
11/07	14922	12094
12/07	14318	12011
1/08	13619	11290
2/08	13413	10924
3/08	13103	10877

Average Annual Total Returns
As of 3/31/08, including maximum applicable sales charges

Class A Shares
Inception(3/28/02)	4.12%
5Years	9.97
1Year	16.73

Class B Shares
Inception(3/28/02)	4.36%
5Years	10.16
1Year	-16.58

Class C Shares
Inception(2/14/00)	3.38%
5Years	10.39
1Year	-13.34

Class R Shares
Inception(10/25/05)	7.10%
1Year	-12.11

Investor Class Shares
Inception(1/19/84)	15.07%
10Years	9.55
5Years	11.25
1Year	-11.89

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Investor Class shares was 1.24%, 1.99%, 1.99%, 1.49% and 1.24%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year.

The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

AIM Leisure Fund’s investment objective is capital growth.

•                  Unless otherwise stated, information presented in this report is as of March 31, 2008, and is based on total net assets.

•                  Unless otherwise noted, all data provided by Invesco Aim.

About share classes

•                  Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

•                  Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

•                  Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the Fund

•                  Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•                  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

•                  The prices of initial public offering (IPO) securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

•                  The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns.

•                  There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

•                  The prices of securities held by the Fund may decline in response to market risks.

•                  The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

About indexes used in this report

•                  The S&P 500—registered trademark—Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.

•                  The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

•                  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

•      The returns shown in the management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•      Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MCSI Inc. and Standard & Poor’s.

The Chartered Financial Analyst —registered trademark— (CFA—registered trademark—) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ILSAX
Class B Shares	ILSBX
Class C Shares	IVLCX
Class R Shares	ILSRX
Investor Class Shares	FLISX

Schedule of Investments(a)

March 31, 2008

	Shares	Value
Domestic Common Stocks & Other Equity Interests–74.71%
Advertising–6.34%
Harte-Hanks, Inc.	161,050	$2,201,554
Omnicom Group Inc.	925,600	40,893,008
		43,094,562
Apparel Retail–3.72%
Abercrombie & Fitch Co.–Class A	346,357	25,332,551
Apparel, Accessories & Luxury Goods–4.93%
Carter's, Inc.(b)	530,567	8,568,657
Coach, Inc.(b)	295,834	8,919,395
Polo Ralph Lauren Corp.	275,036	16,031,849
		33,519,901
Brewers–1.23%
Anheuser-Busch Cos., Inc.	176,933	8,395,471
Broadcasting & Cable TV–12.08%
Belo Corp.–Class A	270,700	2,861,299
Cablevision Systems Corp.–Class A	667,193	14,297,946
CBS Corp.–Class A	64,550	1,426,555
CBS Corp.–Class B	64,700	1,428,576
Clear Channel Communications, Inc.	241,528	7,057,448
Comcast Corp.–Class A	1,035,991	20,036,066
DISH Network Corp.–Class A(b)(c)	263,685	7,575,670
Liberty Global, Inc.–Class A(b)	80,054	2,728,240
Liberty Global, Inc.–Series C(b)	166,425	5,405,484
Liberty Media Corp.–Entertainment–Series A(b)	372,352	8,430,049
Scripps Co. (E.W.) (The)–Class A(c)	137,300	5,767,973
Sinclair Broadcast Group, Inc.–Class A(c)	422,400	3,763,584
Virgin Media Inc.(c)	95,050	1,337,354
		82,116,244
Casinos & Gaming–3.48%
International Game Technology	299,940	12,060,587
MGM Mirage(b)	197,236	11,591,560
		23,652,147
Catalog Retail–1.10%
Liberty Media Corp.–Interactive–Series A(b)	465,444	7,512,266
Communications Equipment–0.24%
EchoStar Corp.–Class A(b)	55,977	1,653,561

	Shares	Value
Computer & Electronics Retail–1.52%
Best Buy Co., Inc.	160,872	$6,669,753
hhgregg, Inc.(b)(c)	323,567	3,640,129
		10,309,882
Department Stores–1.48%
Kohl's Corp.(b)	234,678	10,065,340
Distillers & Vintners–0.26%
Brown-Forman Corp.–Class B	26,577	1,759,929
Footwear–2.59%
Crocs, Inc.(b)	545,416	9,528,418
NIKE, Inc.–Class B	118,832	8,080,576
		17,608,994
General Merchandise Stores–1.06%
Target Corp.	142,127	7,202,996
Home Entertainment Software–0.43%
Electronic Arts Inc.(b)	58,400	2,915,328
Home Improvement Retail–2.21%
Home Depot, Inc. (The)	298,595	8,351,702
Lowe's Cos., Inc.	290,997	6,675,471
		15,027,173
Hotels, Resorts & Cruise Lines–6.85%
Carnival Corp.(d)	310,186	12,556,329
Marriott International, Inc.–Class A	154,142	5,296,319
Royal Caribbean Cruises Ltd.(c)	89,384	2,940,734
Starwood Hotels & Resorts Worldwide, Inc.	498,413	25,792,873
		46,586,255
Hypermarkets & Super Centers–0.78%
Wal-Mart Stores, Inc.	100,643	5,301,873
Internet Software & Services–1.36%
Google Inc.–Class A(b)	20,953	9,229,168
Investment Companies–Exchange Traded Funds–1.57%
iShares Russell 3000 Index Fund	46,568	3,548,947
iShares S&P 500 Index Fund	26,936	3,557,707
S&P 500 Depositary Receipts Trust–Series 1	27,039	3,567,796
		10,674,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Leisure Fund

	Shares	Value
Movies & Entertainment–11.85%
News Corp.–Class A	2,033,523	$38,128,556
Time Warner Inc.	936,500	13,129,730
Viacom Inc.–Class A(b)	131,424	5,208,333
Viacom Inc.–Class B(b)	95,100	3,767,862
Walt Disney Co. (The)	649,308	20,375,285
		80,609,766
Multi-Sector Holdings–0.22%
Liberty Media Corp.–Capital–Series A(b)	93,088	1,465,205
Publishing–1.36%
Gannett Co., Inc.	77,305	2,245,710
McGraw-Hill Cos., Inc. (The)	189,800	7,013,110
		9,258,820
Restaurants–3.50%
Burger King Holdings Inc.	263,864	7,298,478
McDonald's Corp.	163,640	9,126,203
Yum! Brands, Inc.	197,900	7,363,859
		23,788,540
Soft Drinks–2.08%
PepsiCo, Inc.	195,627	14,124,269
Specialized REIT's–0.67%
FelCor Lodging Trust Inc.	380,592	4,578,522
Specialty Stores–1.80%
PetSmart, Inc.(c)	599,885	12,261,649
Total Domestic Common Stocks & Other Equity Interests (Cost $410,843,240)		508,044,862
Foreign Common Stocks & Other Equity Interests–23.17%
Belgium–2.33%
Groupe Bruxelles Lambert S.A. (Multi-Sector Holdings)	42,656	5,204,788
InBev N.V. (Brewers)(e)	120,835	10,653,225
		15,858,013
Brazil–1.69%
Companhia de Bebidas das Americas–ADR (Brewers)	175,146	11,454,548
Denmark–1.10%
Carlsberg A.S.–Class B (Brewers)(c)	58,550	7,487,339
France–3.42%
Accor S.A. (Hotels, Resorts & Cruise Lines)	122,383	8,937,712
JC Decaux S.A. (Advertising)	201,900	5,934,930
Pernod Ricard S.A. (Distillers & Vintners)	81,120	8,344,660
		23,217,302

	Shares	Value
Hong Kong–0.90%
Regal Hotels International Holdings Ltd. (Hotels, Resorts & Cruise Lines)(e)	78,278,000	$4,648,384
Television Broadcasts Ltd.–ADR (Broadcasting & Cable TV)(c)(f)	138,900	1,488,439
		6,136,823
Japan–0.38%
Sony Corp.–ADR (Consumer Electronics)	64,500	2,584,515
Mexico–1.59%
Coca-Cola Femsa S.A.B. de C.V.–ADR (Soft Drinks)(c)	191,928	10,811,304
Netherlands–3.33%
Heineken Holding N.V. (Brewers)	208,100	10,463,600
Jetix Europe N.V. (Broadcasting & Cable TV)	428,476	12,175,831
		22,639,431
Sweden–0.97%
Rezidor Hotel Group A.B. (Hotels, Resorts & Cruise Lines)(b)(g)	42,574	248,604
Rezidor Hotel Group A.B. (Hotels, Resorts & Cruise Lines)(b)	1,090,800	6,369,555
		6,618,159
Switzerland–2.07%
Compagnie Financiere Richemont S.A.–Class A (Apparel, Accessories & Luxury Goods)(h)	168,700	9,461,258
Pargesa Holding S.A. (Multi-Sector Holdings)	41,623	4,639,376
		14,100,634
United Kingdom–5.39%
Diageo PLC (Distillers & Vintners)	797,446	16,077,305
InterContinental Hotels Group PLC (Hotels, Resorts & Cruise Lines)(e)	353,765	5,345,032
WPP Group PLC (Advertising)	1,277,960	15,240,879
		36,663,216
Total Foreign Common Stocks & Other Equity Interests (Cost $100,465,391)		157,571,284
Money Market Funds–1.93%
Liquid Assets Portfolio–Institutional Class(i)	6,570,835	6,570,835
Premier Portfolio–Institutional Class(i)	6,570,836	6,570,836
Total Money Market Funds (Cost $13,141,671)		13,141,671
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.81% (Cost $524,450,302)		678,757,817

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Leisure Fund

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.00%
Liquid Assets Portfolio–Institutional Class (Cost $27,221,945)(i)(j)	27,221,945	$27,221,945
TOTAL INVESTMENTS–103.81% (Cost $551,672,247)		705,979,762
OTHER ASSETS LESS LIABILITIES–(3.81)%		(25,936,565)
NET ASSETS–100.00%		$680,043,197

Investment Abbreviations:

ADR	–	American Depositary Receipt

REIT	–	Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.

(b)  Non-income producing security.

(c)  All or a portion of this security was out on loan at March 31, 2008.

(d)  Each unit represents one common share with paired trust share.

(e)  In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at March 31, 2008 was $20,646,641, which represented 3.04% of the Fund's Net Assets. See Note 1A.

(f)  In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The value of this security at March 31, 2008 represented 0.22% of the Fund's Net Assets. See Note 1A.

(g)  Security purchased in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at March 31, 2008 represented 0.04% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.

(h)  Each unit represents one A bearer share in the company and one bearer share participation certificate in Richemont S.A.

(i)  The money market fund and the Fund are affiliated by having the same investment advisor.

(j)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Leisure Fund

Statement of Assets and Liabilities

March 31, 2008

Assets:
Investments, at value (cost $511,308,631)*	$665,616,146
Investments in affiliated money market funds (cost $40,363,616)	40,363,616
Total investments (cost $551,672,247)	705,979,762
Foreign currencies, at value (cost $86,619)	87,499
Receivables for:
Investments sold	2,028,435
Fund shares sold	309,141
Dividends	1,013,048
Investment for trustee deferred compensation and retirement plans	74,131
Other assets	42,413
Total assets	709,534,429
Liabilities:
Payables for:
Investments purchased	675,973
Fund shares reacquired	755,698
Collateral upon return of securities loaned	27,221,945
Trustee deferred compensation and retirement plans	129,062
Accrued distribution fees	185,521
Accrued trustees' and officer's fees and benefits	6,003
Accrued transfer agent fees	315,829
Accrued operating expenses	201,201
Total liabilities	29,491,232
Net assets applicable to shares outstanding	$680,043,197
Net assets consist of:
Shares of beneficial interest	$496,650,007
Undistributed net investment income (loss)	(6,773,777)
Undistributed net realized gain	35,855,012
Unrealized appreciation	154,311,955
$680,043,197

Net Assets:
Class A	$135,812,567
Class B	$27,494,905
Class C	$33,073,099
Class R	$902,576
Investor Class	$482,760,050
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	3,410,802
Class B	710,911
Class C	881,754
Class R	22,707
Investor Class	12,148,541
Class A:
Net asset value per share	$39.82
Maximum offering price per share (Net asset value of $39.82 ÷ 94.50%)	$42.14
Class B:
Net asset value and offering price per share	$38.68
Class C:
Net asset value and offering price per share	$37.51
Class R:
Net asset value and offering price per share	$39.75
Investor Class:
Net asset value and offering price per share	$39.74

*  At March 31, 2008, securities with an aggregate value of $26,419,867 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Leisure Fund

Statement of Operations

For the year ended March 31, 2008

Investment income:
Dividends (net of foreign withholding taxes of $376,505)	$12,846,465
Dividends from affiliated money market funds (includes securities lending income of $162,677)	1,612,368
Total investment income	14,458,833
Expenses:
Advisory fees	5,821,841
Administrative services fees	239,550
Custodian fees	114,232
Distribution fees:
Class A	451,946
Class B	360,971
Class C	481,562
Class R	3,343
Investor Class	1,504,767
Transfer agent fees	1,650,064
Trustees' and officer's fees and benefits	41,103
Other	312,133
Total expenses	10,981,512
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(76,523)
Net expenses	10,904,989
Net investment income	3,553,844
Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $83,262)	96,655,809
Foreign currencies	189,889
96,845,698
Change in net unrealized appreciation (depreciation) of:
Investment securities	(199,890,953)
Foreign currencies	(4,550)
(199,895,503)
Net realized and unrealized gain (loss)	(103,049,805)
Net increase (decrease) in net assets resulting from operations	$(99,495,961)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Leisure Fund

Statement of Changes In Net Assets

For the years ended March 31, 2008 and 2007

	2008	2007
Operations:
Net investment income	$3,553,844	$2,106,783
Net realized gain	96,845,698	43,671,523
Change in net unrealized appreciation (depreciation)	(199,895,503)	107,978,602
Net increase (decrease) in net assets resulting from operations	(99,495,961)	153,756,908
Distributions to shareholders from net investment income:
Class A	(1,345,441)	(3,164,930)
Class B	(63,987)	(510,702)
Class C	(90,212)	(517,823)
Class R	(5,153)	(1,141)
Investor Class	(4,424,117)	(12,405,646)
Total distributions from net investment income	(5,928,910)	(16,600,242)
Distributions to shareholders from net realized gains:
Class A	(12,691,032)	(7,769,732)
Class B	(2,602,624)	(1,835,881)
Class C	(3,669,233)	(1,861,652)
Class R	(65,360)	(3,131)
Investor Class	(41,728,893)	(30,455,191)
Total distributions from net realized gains	(60,757,142)	(41,925,587)
Decrease in net assets resulting from distributions	(66,686,052)	(58,525,829)
Share transactions—net:
Class A	(11,218,798)	32,469,432
Class B	(3,024,982)	(734,905)
Class C	(4,515,553)	10,060,236
Class R	904,707	176,861
Investor Class	(32,786,115)	(9,014,946)
Net increase (decrease) in net assets resulting from share transactions	(50,640,741)	32,956,678
Net increase (decrease) in net assets	(216,822,754)	128,187,757
Net assets:
Beginning of year	896,865,951	768,678,194
End of year (including undistributed net investment income of $(6,773,777) and $(16,247,174), respectively)	$680,043,197	$896,865,951

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Leisure Fund

Notes to Financial Statements

March 31, 2008

NOTE 1—Significant Accounting Policies

AIM Leisure Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund's investment objective is capital growth.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

AIM Leisure Fund

B.  Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.  Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, Invesco Aim may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D.  Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.  Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the tax period.

F.  Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.  Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H.  Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.  Other Risks — The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

The leisure sector depends on consumer discretionary spending, which generally falls during economic downturns.

J.  Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending

AIM Leisure Fund

transactions, which are not of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities.

K.  Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

L.  Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Under the terms of a master sub-advisory agreement approved by shareholders of the Fund on February 29, 2008, to be effective as of May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and AIM Funds Management Inc. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

The Advisor has contractually agreed, through at least June 30, 2008, to waive advisory fees in an amount equal to 100% of the advisory fee the Advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund).

For the year ended March 31, 2008, the Advisor waived advisory fees of $30,672.

At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $7,116.

AIM Leisure Fund

The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended March 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2008, IADI advised the Fund that IADI retained $65,206 in front-end sales commissions from the sale of Class A shares and $3,514, $36,013, $22,234 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2008, the Fund engaged in securities sales of $56,530, which resulted in net realized gains of $83,262, and securities purchases of $127,135.

NOTE 4—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $38,735.

NOTE 5—Trustees' and Officer's Fees and Benefits

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended March 31, 2008, the Fund paid legal fees of $4,753 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company ("SSB"), the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the

AIM Leisure Fund

account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

Additionally, the Fund participates in an uncommitted unsecured revolving credit facility with SSB. The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by Invesco Aim, which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended March 31, 2008, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended March 31, 2008 and 2007 was as follows:

	2008	2007
Ordinary income	$9,205,826	$18,873,581
Long-term capital gain	57,480,226	39,652,248
Total distributions	$66,686,052	$58,525,829

Tax Components of Net Assets:

As of March 31, 2008, the components of net assets on a tax basis were as follows:

2008
Undistributed ordinary income	$564,379
Undistributed long-term gain	35,323,767
Net unrealized appreciation–investments	147,886,249
Temporary book/tax differences	(381,205)
Shares of beneficial interest	496,650,007
Total net assets	$680,043,197

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales and the recognition of unrealized gains on passive foreign investment companies. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $4,441.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

The Fund does not have a capital loss carryforward as of March 31, 2008.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2008 was $113,934,437 and $204,650,139, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$191,248,038
Aggregate unrealized (depreciation) of investment securities	(43,366,230)
Net unrealized appreciation of investment securities	$147,881,808

Cost of investments for tax purposes is $558,097,954.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, foreign currency transactions, distributions and proxy costs, on March 31, 2008, undistributed net investment income was increased by $11,848,463, undistributed net realized gain was decreased by $11,841,904 and shares of beneficial interest decreased by $6,559. This reclassification had no effect on the net assets of the Fund.

AIM Leisure Fund

NOTE 10—Share Information

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class R and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors.

Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

Changes in Shares Outstanding

	Year ended March 31,
	2008(a)		2007
	Shares	Amount	Shares	Amount
Sold:
Class A	1,218,138	$60,114,679	1,494,071	$71,392,926
Class B	113,125	5,466,526	143,163	6,633,511
Class C	279,528	13,041,452	382,210	17,487,929
Class R	21,533	1,059,768	3,823	185,389
Investor Class	1,251,137	60,865,111	1,622,354	76,328,821
Issued as reinvestment of dividends:
Class A	300,832	13,188,486	220,134	10,396,906
Class B	58,543	2,498,623	47,490	2,191,237
Class C	66,579	2,755,684	49,428	2,217,356
Class R	1,609	70,504	90	4,272
Investor Class	1,024,002	44,800,164	884,063	41,683,592
Automatic conversion of Class B shares to Class A shares:
Class A	52,410	2,453,729	21,604	996,081
Class B	(53,906)	(2,453,729)	(22,151)	(996,081)
Reacquired:
Class A	(1,855,057)	(86,975,692)	(1,091,354)	(50,316,481)
Class B	(189,973)	(8,536,402)	(192,586)	(8,563,572)
Class C	(483,709)	(20,312,689)	(223,561)	(9,645,049)
Class R	(4,575)	(225,565)	(269)	(12,800)
Investor Class	(2,953,141)	(138,451,390)	(2,782,870)	(127,027,359)
	(1,152,925)	$(50,640,741)	555,639	$32,956,678

(a)  There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 24% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

AIM Leisure Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended March 31,
	2008		2007		2006	2005		2004
Net asset value, beginning of period	$49.19		$43.45		$45.61	$42.83		$30.88
Income from investment operations:
Net investment income (loss)(a)	0.23		0.15		0.15	(0.05)		(0.14)
Net gains (losses) on securities (both realized and unrealized)	(5.72)		9.20	(b)	2.60	3.15		12.09
Total from investment operations	(5.49)		9.35		2.75	3.10		11.95
Less distributions:
Dividends from net investment income	(0.37)		(1.05)		(0.47)	(0.32)		—
Distributions from net realized gains	(3.51)		(2.56)		(4.44)	—		—
Total distributions	(3.88)		(3.61)		(4.91)	(0.32)		—
Net asset value, end of period	$39.82		$49.19		$43.45	$45.61		$42.83
Total return(c)	(11.89)%		21.86	%(b)	6.58%	7.23%		38.70%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$135,813		$181,748		$132,515	$87,068		$66,510
Ratio of expenses to average net assets	1.18	%(d)	1.23%		1.29%	1.42	%(e)	1.48%
Ratio of net investment income (loss) to average net assets	0.48	%(d)	0.33%		0.34%	(0.11)%		(0.37)%
Portfolio turnover rate	14%		20%		20%	8%		20%

(a)  Calculated using average shares outstanding.

(b)  Net gains on securities (both realized and unrealized) per share and total return include a special dividend received of $10.00 per share owned of Cablevision Systems Corp. — Class A on April 24, 2006. Net gains on securities (both realized and unrealized) per share and total return excluding the special dividend are $8.81 and 20.89%, respectively.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $180,778,583.

(e)  After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.43%

	Class B
	Year ended March 31,
	2008		2007		2006	2005	2004
Net asset value, beginning of period	$47.95		$42.46		$44.86	$42.22	$30.65
Income from investment operations:
Net investment income (loss)(a)	(0.13)		(0.19)		(0.17)	(0.32)	(0.40)
Net gains (losses) on securities (both realized and unrealized)	(5.55)		8.96	(b)	2.54	3.08	11.97
Total from investment operations	(5.68)		8.77		2.37	2.76	11.57
Less distributions:
Dividends from net investment income	(0.08)		(0.72)		(0.33)	(0.12)	—
Distributions from net realized gains	(3.51)		(2.56)		(4.44)	—	—
Total distributions	(3.59)		(3.28)		(4.77)	(0.12)	—
Net asset value, end of period	$38.68		$47.95		$42.46	$44.86	$42.22
Total return(c)	(12.54)%		20.95	%(b)	5.81%	6.54%	37.75%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$27,495		$37,553		$34,272	$28,776	$18,814
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.93	%(d)	1.98%		2.02%	2.07%	2.15%
Without fee waivers and/or expense reimbursements	1.93	%(d)	1.98%		2.02%	2.08%	2.26%
Ratio of net investment income (loss) to average net assets	(0.27	)%(d)	(0.42)%		(0.39)%	(0.76)%	(1.04)%
Portfolio turnover rate	14%		20%		20%	8%	20%

(a)  Calculated using average shares outstanding.

(b)  Net gains on securities (both realized and unrealized) per share and total return include a special dividend received of $10.00 per share owned of Cablevision Systems Corp. — Class A on April 24, 2006. Net gains on securities (both realized and unrealized) per share and total return excluding the special dividend are $8.57 and 19.97%, respectively.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $36,097,115.

AIM Leisure Fund

NOTE 11—Financial Highlights—(continued)

	Class C
	Year ended March 31,
	2008		2007		2006	2005		2004
Net asset value, beginning of period	$46.62		$41.35		$43.82	$41.24		$30.00
Income from investment operations:
Net investment income (loss)(a)	(0.12)		(0.19)		(0.17)	(0.31)		(0.46)
Net gains (losses) on securities (both realized and unrealized)	(5.40)		8.74	(b)	2.47	3.01		11.70
Total from investment operations	(5.52)		8.55		2.30	2.70		11.24
Less distributions:
Dividends from net investment income	(0.08)		(0.72)		(0.33)	(0.12)		—
Distributions from net realized gains	(3.51)		(2.56)		(4.44)	—		—
Total distributions	(3.59)		(3.28)		(4.77)	(0.12)		—
Net asset value, end of period	$37.51		$46.62		$41.35	$43.82		$41.24
Total return(c)	(12.56)%		20.98	%(b)	5.78%	6.55%		37.47%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$33,073		$47,521		$33,549	$29,706		$28,383
Ratio of expenses to average net assets	1.93	%(d)	1.98%		2.02%	2.07	%(e)	2.36%
Ratio of net investment income (loss) to average net assets	(0.27	)%(d)	(0.42)%		(0.39)%	(0.76)%		(1.25)%
Portfolio turnover rate	14%		20%		20%	8%		20%

(a)  Calculated using average shares outstanding.

(b)  Net gains on securities (both realized and unrealized) per share and total return include a special dividend received of $10.00 per share owned of Cablevision Systems Corp. — Class A on April 24, 2006. Net gains on securities (both realized and unrealized) per share and total return excluding the special dividend are $8.35 and 19.97%, respectively.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $48,156,176.

(e)  After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.08%.

	Class R
	Year ended March 31,				October 25, 2005 (commencement date) to March 31,
	2008		2007		2006
Net asset value, beginning of period	$49.14		$43.41		$43.91
Income from investment operations:
Net investment income(a)	0.10		0.04		0.02
Net gains (losses) on securities (both realized and unrealized)	(5.71)		9.19	(b)	4.38
Total from investment operations	(5.61)		9.23		4.40
Less distributions:
Dividends from net investment income	(0.27)		(0.94)		(0.46)
Distributions from net realized gains	(3.51)		(2.56)		(4.44)
Total distributions	(3.78)		(3.50)		(4.90)
Net asset value, end of period	$39.75		$49.14		$43.41
Total return(c)	(12.12)%		21.59	%(b)	10.57%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$903		$203		$22
Ratio of expenses to average net assets	1.43	%(d)	1.48%		1.52	%(e)
Ratio of net investment income to average net assets	0.23	%(d)	0.08%		0.11	%(e)
Portfolio turnover rate(f)	14%		20%		20%

(a)  Calculated using average shares outstanding.

(b)  Net gains on securities (both realized and unrealized) per share and total return include a special dividend received of $10.00 per share owned of Cablevision Systems Corp. — Class A on April 24, 2006. Net gains on securities (both realized and unrealized) per share and total return excluding the special dividend are $8.80 and 20.62%, respectively.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $668,650.

(e)  Annualized.

(f)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Leisure Fund

NOTE 11—Financial Highlights—(continued)

	Investor Class
	Year ended March 31,
	2008		2007		2006	2005		2004
Net asset value, beginning of period	$49.10		$43.37		$45.54	$42.75		$30.83
Income from investment operations:
Net investment income (loss)(a)	0.23		0.15		0.16	(0.00)		(0.14)
Net gains (losses) on securities (both realized and unrealized)	(5.71)		9.19	(b)	2.59	3.14		12.06
Total from investment operations	(5.48)		9.34		2.75	3.14		11.92
Less distributions:
Dividends from net investment income	(0.37)		(1.05)		(0.48)	(0.35)		—
Distributions from net realized gains	(3.51)		(2.56)		(4.44)	—		—
Total distributions	(3.88)		(3.61)		(4.92)	(0.35)		—
Net asset value, end of period	$39.74		$49.10		$43.37	$45.54		$42.75
Total return(c)	(11.89)%		21.88	%(b)	6.60%	7.35%		38.66%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$482,760		$629,840		$568,321	$659,978		$702,969
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.18	%(d)	1.23%		1.27%	1.32	%(e)	1.49%
Ratio of net investment income (loss) to average net assets	0.48	%(d)	0.33%		0.36%	(0.01)%		(0.38)%
Portfolio turnover rate	14%		20%		20%	8%		20%

(a)  Calculated using average shares outstanding.

(b)  Net gains on securities (both realized and unrealized) per share and total return include a special dividend received of $10.00 per share owned of Cablevision Systems Corp. — Class A on April 24, 2006. Net gains on securities (both realized and unrealized) per share and total return excluding the special dividend are $8.80 and 20.90%, respectively.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)  Ratios are based on average daily net assets of $601,906,837.

(e)  After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.33%.

NOTE 12—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the Invesco Aim Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

AIM Leisure Fund

NOTE 12—Legal Proceedings—(continued)

Pending Litigation and Regulatory Inquiries

On August 30, 2005, the West Virginia Office of the State Auditor — Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

•  that the defendants permitted improper market timing and related activity in the AIM Funds; and

•  that certain AIM Funds inadequately employed fair value pricing. The parties settled this case and it was dismissed with prejudice on May 6, 2008.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim — and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more Invesco Aim Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.

AIM Leisure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds
and Shareholders of AIM Leisure Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Leisure Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 15, 2008
Houston, Texas

AIM Leisure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007, through March 31, 2008.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (5% annual return before expenses)
Class	Beginning Account Value (10/1/07)	Ending Account Value (3/31/08)[1]	Expenses Paid During Period[2]	Ending Account Value (3/31/08)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$844.40	$5.58	$1,018.95	$6.11	1.21%
B	1,000.00	841.30	9.02	1,015.20	9.87	1.96
C	1,000.00	841.20	9.02	1,015.20	9.87	1.96
R	1,000.00	843.40	6.73	1,017.70	7.36	1.46
Investor	1,000.00	844.50	5.58	1,018.95	6.11	1.21

1  The actual ending account value is based on the actual total return of the Fund for the period October 1, 2007, through March 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

AIM Leisure Fund

Approval of Sub-Advisory Agreement

At in-person meetings held on December 12-13, 2007, the Board of  Trustees of AIM Sector Funds (the “Board”), including a majority of the independent trustees, voting separately, approved the sub-advisory agreement for AIM Leisure Fund (the “Fund”), effective on or about May 1, 2008. In so doing, the Board determined that the sub-advisory agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM Funds Management Inc. (AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008), Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., and Invesco Senior Secured Management, Inc. (collectively, the “Affiliated Sub-Advisors”) under the sub-advisory agreement is fair and reasonable.

The independent trustees met separately during their evaluation of the sub-advisory agreement with independent legal counsel from whom they received independent legal advice, and the independent trustees also received assistance during their deliberations from the independent Senior Officer, a full-time officer of the AIM Funds who reports directly to the independent trustees. The sub-advisory agreement was considered separately for the Fund, although the Board also considered the common interests of all of the AIM Funds in their deliberations. The Board comprehensively considered all of the information provided to them and did not identify any particular factor that was controlling. Furthermore, each trustee may have evaluated the information provided differently from one another and attributed different weight to the various factors.

Set forth below is a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the sub-advisory agreement for the Fund.

A. Nature, Extent and Quality of Services to be Provided by the Affiliated Sub-Advisors

The Board reviewed the services to be provided by the Affiliated Sub-Advisors under the sub-advisory agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Advisors who will provide these services. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisors were appropriate. The Board noted that the Affiliated Sub-Advisors, which have offices and personnel that are geographically dispersed in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques, and providing investment advisory services. The Board concluded that the sub-advisory agreement will benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisors in managing the Fund.

B. Fund Performance

The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory agreement for the Fund, as no Affiliated Sub-Advisor currently serves as sub-advisor to the Fund.

C. Sub-Advisory Fees

The Board considered the services to be provided by the Affiliated Sub-Advisors pursuant to the sub-advisory agreement and the services to be provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisors pursuant to the sub-advisory agreement. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisors, and that Invesco Aim and the Affiliated Sub-Advisors are affiliates. After taking account of the Fund’s contractual sub-advisory fee rate, as well as other relevant factors, the Board concluded that the Fund’s sub-advisory fees were fair and reasonable.

D. Financial Resources of the Affiliated Sub-Advisors

The Board considered whether each Affiliated Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the sub-advisory agreement, and concluded that each Affiliated Sub-Advisor has the financial resources necessary to fulfill these obligations.

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2008:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$57,480,226
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	58.39%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

Additional Non-Resident Alien Shareholder Information

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2007, September 30, 2007 and December 31, 2007 were 23.19%, 22.47% and 26.05%, respectively.

AIM Leisure Fund

Proxy Results

A Special Meeting ("Meeting") of Shareholders of AIM Leisure Fund, an investment portfolio of AIM Sector Funds, a Delaware statutory trust ("Trust"), was held on February 29, 2008. The Meeting was held for the following purposes:

(1)  Approve a new sub-advisory agreement between Invesco Aim Advisors, Inc. and each of AIM Funds Management, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

(2)(a)  Approve modification of fundamental restriction on issuer diversification.

(2)(b)  Approve modification of fundamental restrictions on issuing senior securities and borrowing money.

(2)(c)  Approve modification of fundamental restriction on underwriting securities.

(2)(d)  Approve modification of fundamental restriction on industry concentration.

(2)(e)  Approve modification of fundamental restriction on real estate investments.

(2)(f)  Approve modification of fundamental restriction on purchasing or selling commodities.

(2)(g)  Approve modification of fundamental restriction on making loans.

(2)(h)  Approve modification of fundamental restriction on investment in investment companies.

(3)  Approve making the investment objective of the fund non-fundamental.

The results of the voting on the above matters were as follows:

Matter	Votes For	Votes Against	Withheld/ Abstentions	Broker Non-Votes
(1) Approve a new sub-advisory agreement between Invesco Aim Advisors, Inc. and each of AIM Funds Management, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.	7,439,917	666,713	432,372	1,963,782
(2)(a) Approve modification of fundamental restriction on issuer diversification	7,485,672	723,791	329,538	1,963,783
(2)(b) Approve modification of fundamental restrictions on issuing senior securities and borrowing money	7,460,311	759,486	319,204	1,963,783
(2)(c) Approve modification of fundamental restriction on underwriting securities	7,483,548	729,910	325,543	1,963,783
(2)(d) Approve modification of fundamental restriction on industry concentration	7,484,026	731,304	323,671	1,963,783
(2)(e) Approve modification of fundamental restriction on real estate investments	7,482,862	731,884	324,256	1,963,782
(2)(f) Approve modification of fundamental restriction on purchasing or selling commodities	7,452,648	760,088	326,265	1,963,783
(2)(g) Approve modification of fundamental restriction on making loans	7,428,389	785,168	325,444	1,963,783
(2)(h) Approve modification of fundamental restriction on investment in investment companies	7,425,357	791,169	322,475	1,963,783
(3) Approve making the investment objective of the fund non-fundamental	7,218,080	881,536	439,385	1,963,783

AIM Leisure Fund

The Meeting was adjourned until March 28, 2008, with respect to the following proposals:

(1)  Elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified.

(2)  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote.

The results of the voting on the above matters were as follows:

Matter	Votes For	Withheld/ Abstentions**
(1)* Bob R. Baker	88,717,373	5,671,001
Frank S. Bayley	88,801,632	5,586,742
James T. Bunch	88,783,538	5,604,836
Bruce L. Crockett	88,756,632	5,631,742
Albert R. Dowden	88,815,368	5,573,006
Jack M. Fields	88,844,546	5,543,828
Martin L. Flanagan	88,815,726	5,572,648
Carl Frischling	88,754,426	5,633,948
Prema Mathai-Davis	88,771,961	5,616,413
Lewis F. Pennock	88,765,374	5,623,000
Larry Soll, Ph.D.	88,747,542	5,640,832
Raymond Stickel, Jr.	88,770,784	5,617,590
Philip A. Taylor	88,815,765	5,572,609

	Votes For	Votes Against	Withheld/ Abstentions	Broker Non-Votes
(2)* Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote	62,725,184	9,531,367	3,263,444	18,868,379

*  Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds.

**  Includes Broker Non-Votes.

AIM Leisure Fund

Trustees and Officers

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company); INVESCO North American Holdings, Inc. (holding company); Chairman, Chief Executive Officer and President, INVESCO Group Services, Inc. (service provider); Trustee, The AIM Family of Funds®; Vice Chairman, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business
		Formerly: Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute; and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Director, Chief Executive Officer and President, AIM Mutual Fund Dealer Inc. (registered broker dealer), Invesco Aim Advisors, Inc., AIM Funds Management Inc. d/b/a INVESCO Enterprise Services (registered investment advisor and registered transfer agent), 1371 Preferred Inc. (holding company), AIM Trimark Corporate Class Inc. (formerly AIM Trimark Global Fund Inc.)(corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Managment Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment adviser); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnership); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc., (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco Inc. (holding company), INVESCO Inc. (holding company) and AIM Canada Holdings Inc. (holding company); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); Chairman, AIM Canada Holdings, Inc.; President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie; and Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd., (investment banking firm) Formerly: Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management); Reich & Tang Funds (Chairman) (registered investment company) (7 portfolios); Annuity and Life Re (Holdings), Ltd. (insurance company); Daily Income Fund (4 portfolios), California Daily Tax Free Income Fund, Inc. Connecticut Daily Tax Free, Inc. and New Jersey Daily Municipal Income Fund, Inc. Annuity and Life Re (Holdings), Ltd. (insurance company), CompuDyne Corporation (provider of products and services to the public security market); and Homeowners of America Holding Corporation (property casualty company)
		Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various affiliated Volvo companies; and Director, Magellan Insurance Company	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); and Discovery Global Education Fund (non-profit)	Administaff

Carl Frischling —1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (15 portfolios)

Prema Mathai-Davis —1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. —1944 Trustee	2005	Retired Formerly: Partner, Deloitte & Touche and Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

1   Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

2  Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Leisure Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®.
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer, Senior Vice President, General Counsel, and Secretary, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series Fund (an investment company); General Counsel and Secretary, Pilgrim Baxter Value Investors (an investment adviser); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker dealer), General Counsel and Secretary, Old Mutual Fund Services (an adminstrator); General Counsel and Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; and Vice President of The AIM Family of Funds®.
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company; and Senior Vice President and Compliance Director, Delaware Investments Family of Funds	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director and Secretary, Invesco Holding Company Limited, IVZ, Inc. and INVESCO Group, Inc.; Director, INVESCO Funds Group, Inc.; Secretary, INVESCO North American Holdings, Inc.; and Vice President of The AIM Family of Funds®
		Formerly: Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel, and Vice President Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President, Principal Financial Officer and Treasurer	2004	Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; and Vice President, Treasurer and Principal Financial Officer of The AIM Family of Funds®
		Formerly: Fund Treasurer Invesco Aim Advisers, Inc.; Senior Vice President, Invesco Aim Investment Services, Inc.; and Vice President, Invesco Aim Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco's World Wide Fixed Income and Cash Management Group; Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc. President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Vice President, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust)
		Formerly: Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®
		Formerly: Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer of The AIM Family of Funds®; Invesco Global Asset Management (N.A.), Inc. (registered investment adviser), Invesco Institutional (N.A.), Inc., INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); and Vice President, Invesco Aim Distributors, Inc., and Invesco Aim Investment Services, Inc.
		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; Global Head of Product Development, AIG-Global Investment Group, Inc.; and Chief Compliance Officer and Deputy General Counsel, AIG-SunAmerica Asset Management	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Office of the Fund

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens &
Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

Investment Advisor

Invesco Aim Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the
Independent Trustees

Kramer, Levin, Naftalis &
Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Distributor

Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Transfer Agent

Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Auditors

PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

Custodian

State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110-2801

AIM Leisure Fund

eDelivery

invescoaim.com/edelivery

Register for eDelivery - eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

Why sign up?

Register for eDelivery to:

•                  save your Fund the cost of printing and postage.

•                  reduce the amount of paper you receive.

•                  gain access to your documents faster by not waiting for the mail.

•                  view your documents online anytime at your convenience.

•                  save the documents to your personal computer or print them out for your records.

How do I sign up?

It’s easy. Just follow these simple steps:

1. Log in to your account.

2. Click on the “Service Center” tab.

3. Select “Register for eDelivery” and complete the consent process.

This service is provided by Invesco Aim Investment Services, Inc.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

If used after July 20, 2008, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc., Invesco Global Asset Management (N.A.), Inc., AIM Funds Management Inc. (DBA AIM Trimark Investments), Invesco Asset Management (Japan) Ltd. and Invesco Hong Kong Ltd. are affiliated investment advisors that serve as the subadvisor for some of the products and services represented by Invesco Aim. AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. (DBA Invesco Trimark) on or prior to Dec. 31, 2008. Invesco Aim Distributors, Inc. is the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

invescoaim.com         I-LEI-AR-1             Invesco Aim Distributors, Inc.

[Invesco Aim Logo]

  –service mark –

 AIM Technology Fund

Annual Report to Shareholders   •   March 31, 2008

[Invesco Aim Logo]

- service mark -

     [Mountain Graphic]

2              Letters to Shareholders

4              Performance Summary

4              Management Discussion

6              Long-Term Fund Performance

8              Supplemental Information

9              Schedule of Investments

11            Financial Statements

13            Notes to Financial Statements

20            Financial Highlights

24            Auditor’s Report

25            Fund Expenses

26            Approval of Sub-Advisory Agreement

27            Tax Information

28            Results of Proxy

30            Trustees and Officers

[Taylor
Photo]

Philip Taylor

Dear Shareholders:

I’m pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

As you’re no doubt aware, U.S. economic growth, while remaining positive overall, slowed considerably during the second half of the period covered by this report. Several factors contributed to this slowdown, including weakness in the housing market, rising energy prices, a credit “crunch” and slowing consumer spending. In response to these events, the U.S. Federal Reserve Board (the Fed) aggressively lowered short-term interest rates six times in an effort to stimulate growth, for a total reduction of 3.0% – from 5.25% to 2.25%.(1) The Fed also expanded its lending authority and increased liquidity in an effort to ensure the financial markets continued to function smoothly.

In other market news, we saw the U.S. stock market generally rise during the first half of the fiscal year ended March 31, 2008, followed by a general decline in the second half of the fiscal year. We also saw some increased stock market volatility in the fourth quarter of 2007 and the first quarter of 2008. Looking at the bond market, we watched the yield curve go from somewhat inverted at the beginning of the fiscal year (meaning short-term Treasury yields were higher than long-term yields), to a more normal shape (with long-term Treasury yields higher than short-term yields) by the close of the fiscal year. This change was due largely to the Fed’s decision to lower short-term interest rate targets. Historically, inverted yield curves have been reliable predictors of economic difficulty, while normal-shaped or positive yield curves have foretold a relatively healthy and expanding economy.

Market volatility is, of course, not new to anyone. What is new is our name, Invesco Aim, logo and look – in short, we have a new brand. If this is the first you’re hearing of the new brand, you’re probably asking “what does this mean?” It’s simple: This brand better reflects our primary objective – to put the interests of our investors first by offering diversified investment strategies that seek to help investors reach their financial goals. Invesco Aim represents the strength of global diversification you get through the combination of Invesco’s worldwide resources and AIM’s 30-year tradition of delivering quality investment products to the U.S. marketplace. As one of the world’s largest and most diversified global investment organizations, Invesco has more than 500 investment professionals operating in investment centers in 25 cities, a presence in 12 countries and $500 billion in assets under management globally at the end of 2007.

As for our new logo, it’s fashioned after Ama Dablam, one of the most imposing and impressive peaks in the Himalayas. It represents what we hope you will envision when you think of Invesco Aim: stability, endurance, strength and longevity – which are all, by the way, sound investment principles.

While our name, logo and look have changed, the names of your funds and their trading symbols remain the same – as do all of our telephone contact numbers. Most important, our commitment to serving you remains the same. All of us at Invesco Aim will continue to strive to provide you with solid investment performance, attractive product solutions and high-quality customer service. Regardless of market conditions, Invesco Aim will hold true to its mission: seeking to build financial security for investors.

To learn more, talk with your financial advisor and visit our new Web site: invescoaim.com.

And may I be the first to say: Welcome to Invesco Aim!

Sincerely,

/s/ Philip Taylor

Philip Taylor

CEO, Invesco Aim

Senior Managing Director, Invesco

May 19, 2008

(1) U.S. Federal Reserve Board

2

[Crockett
  Photo]

Bruce Crockett

Dear Fellow AIM Fund Shareholders:

The lines of communication are open: More than 250 of you have responded to the invitation I extended in my previous letter to complete an online survey, and more than 50 shareholders have contacted me directly by e-mail. When I could respond quickly and easily to a shareholder’s specific concern I did, but the messages for the most part raised consistent issues that I respond to here.

I have received many suggestions, a few complaints, and one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

Online survey responders preferred electronic communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

The correspondence shows that improving fund performance and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with Invesco Aim to make improved performance a top priority for all fund managers.

Expense levels came up as another dominant issue, and no respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds’ 12b-1 fees annually with the shareholders’ best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

The value of communication between the Board and shareholders has been noted within and beyond the Invesco Aim community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. MorningstarTM, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where Invesco Aim was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

In other news, Ruth Quigley retired from your Board at the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth’s place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathai-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

Your Board looks forward to another year of diligent effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

Sincerely,

/s/ Bruce L. Crockett

Bruce L. Crockett

Independent Chair

AIM Funds Board of Trustees

May 19, 2008

3

Management’s Discussion of Fund Performance

Performance summary

Although the information technology (IT) sector outperformed the broad market, as measured by the S&P 500 Index, for the fiscal year ended March 31, 2008, the sector was negatively affected by the credit contraction and the feared result on business and consumer spending. The financials sector, typically one of the largest purchasers of technology, was one of the worst performing market sectors during the reporting period. Problems in the financials sector led many to believe there would be a significant slowdown in capital expenditures on technology. AIM Technology Fund under-performed its broad market index, the S&P 500 Index, and its style-specific index, the S&P North American Technology Sector Index, during the reporting period. ‚Under-performance relative to our style-specific index was mainly due to stock selection and an overweight position in the semiconductor industry, as well as security selection and an underweight position in Internet software and services stocks.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 3/31/07 to 3/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-10.21%
Class B Shares	-10.90
Class C Shares	-10.90
Investor Class Shares	-10.20
S&P 500 Index‚ (Broad Market Index)	-5.08
S&P North American Technology Sector Index‚ (Style-Specific Index)*	-0.47
Lipper Science & Technology Funds Index‚ (Peer Group Index)	-2.93

‚ Lipper Inc.

* The style-specific index name changed on 3/31/08, from S&P GSTI Index to S&P North American Technology Sector Index.

How we invest

We seek to create wealth by investing in companies generating sustainable, superior earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations. The Fund emphasizes companies believed to have a strategic advantage over their competition in industries such as hardware, software, telecommunications equipment and services, semiconductors and service-related companies in the IT sector. We use a research oriented bottom-up investment approach focusing on company fundamentals and growth prospects.

For the first 10 months of the reporting period and while Lanny Sachnowitz was interim lead manager, the investment process focused on the following factors:

•                  Earnings – focus on companies exhibiting strong growth in earnings, revenue and cash flows

•                  Quality – focus on companies with sustainable earnings growth and management teams that profitably reinvest shareholder cash flow

•                  Valuation – focus on companies that are attractively valued given their growth potential

The new management team places greater emphasis on companies exhibiting high returns on invested capital and generating free cash flow – metrics the team believes are good indicators of financial health and the capacity for growth. Only stocks that represent a proper risk and reward profile are chosen for inclusion in the portfolio. Valuation also plays a critical role in stock selection.

Our target portfolio attempts to limit volatility and downside risk. We seek to accomplish this goal by thoroughly understanding the key business drivers of companies for investment. The portfolio is constructed with the goal of holding individual stocks best suited to capitalize on secular trends prevalent in the IT sector.

We may reduce or eliminate exposure to a stock when:

•                  A stock’s price reaches its valuation target.

•                  A company’s fundamentals change or deteriorate.

•                  It no longer meets the investment criteria.

Market conditions and your Fund

Many factors contributed to the negative performance of most major market indexes for the fiscal year ended March 31, 2008. The chief catalyst was undoubtedly the ongoing subprime loan crisis and its far reaching effects on overall credit availability. Additionally, record high crude oil prices, falling home values

Portfolio Composition

By industry

Communications Equipment	15.9%
Semiconductors	11.9
Internet Software & Services	8.5
Application Software	8.4
Computer Hardware	7.3
Systems Software	7.1
Home Entertainment Software	6.6
Wireless Telecommunication Services	6.3
Computer Storage & Peripherals	3.1
Semiconductor Equipment	3.0
Eight Other Industries, Each Less Than 3% of Total Net Assets	9.6
Money Market Funds Plus Other Assets Less Liabilities	12.3

Top 10 Equity Holdings*

1.	Apple Inc.	3.8%
2.	Cisco Systems, Inc.	3.8
3.	Hewlett-Packard Co.	3.5
4.	Google Inc. - Class A	3.3
5.	Activision, Inc.	3.2
6.	Adobe Systems Inc.	3.2
7.	Nokia Oyj - ADR	3.1
8.	American Movil S.A.B. de C.V. -
	Series L - ADR	2.8
9.	American Tower Corp. - Class A	2.5
10.	Microsoft Corp.	2.3
	Total Net Assets	$696.79 million
	Total Number of Holdings*	53

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

4

and the declining U.S. dollar placed significant pressure on the purchasing power of the U.S. consumer. More recently, recessionary fears and a possible deterioration of corporate earnings drove an increase in market volatility. Against this backdrop, energy, consumer staples and materials were among the best performing sectors of the S&P 500 Index. Conversely, financials, consumer discretionary and telecommunication services were the weakest performing sectors.

On an absolute basis, holdings in computer hardware and wireless telecommunication services contributed the most to Fund performance during the reporting period, while holdings in semiconductors and Internet software and services were the primary detractors from performance. Relative to the S&P North American Technology Sector Index, our overweight to wireless telecommunication services and consumer electronics benefited Fund performance. On the other hand, our security selection and overweight in semiconductors, as well as our security selection and underweight in Internet software and services, detracted from relative performance.

It is important to note that our style-specific benchmark, the S&P North American Technology Sector Index, is a modified capitalization-weighted index and therefore has significant overweight in a few holdings such as Microsoft, International Business Machines (not a Fund holding), Hewlett-Packard, Cisco Systems and Intel. Although the Fund was also invested in most of these companies during the reporting period, it was invested to a lesser extent in an effort to diversify stock-specific risk. This fact hurt the Fund’s relative performance as investors tended to favor larger, seemingly more defensive companies during the market downturn.

Stocks that enhanced Fund performance included Research In Motion, Apple and Nintendo. Blackberry—registered trademark — maker Research In Motion benefited from strong increases in subscriber accounts and revenue from devices. Apple rose in anticipation and following the launch of the iPhoneTM during the year. Additionally, Apple continued to increase market share in key markets domestically and abroad. This was particularly true in the personal computer market, an area in which the company had the ability to command a higher profit margin for its products. Momentum continued for Nintendo with the WiiTM platform. In fact, the Wii was so well received by consumers that the company had a hard time keeping up with demand during the year.

Detractors from Fund performance included Verifone, NVIDIA and FormFactor. Verifone, a global leader in secure electronic payment solutions, disappointed during the fourth quarter of 2007 when the company announced accounting problems. In general, share prices of our semiconductor holdings decreased as concerns over slowing domestic economic growth increased. This was particularly true for semiconductor holding FormFactor, a company focused on making semiconductor testing products. NVIDIA, a semiconductor company focused on high-end graphic processors, was not immune to the effects of a bleak economic outlook and additionally suffered as a result of increased competitive pressures. We continued to own NVIDIA and FormFactor at the close of the reporting period; however, we sold our position in Verifone.

Changes in the Fund’s holdings during the reporting period were primarily a result of shifting of responsibilities among our management team. As a result of management changes, more emphasis is being placed on risk and return analysis in an effort to limit volatility and mitigate downside risk.

As always, we thank you for your continued investment in AIM Technology Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

[Tennant
Photo]

Warren Tennant

Chartered Financial  Analyst, portfolio manager, is lead manager of AIM Technology Fund. Mr. Tennant joined Invesco Aim in 2000. He served as a senior equities analyst before being promoted to portfolio manager in 2007 and was named lead manager of AIM Technology Fund in 2008. Mr. Tennant earned both his B.B.A. in finance and M.B.A. from The University of Texas at Austin.

Assisted by the Technology Team

On February 4, 2008, Warren Tennant became the lead portfolio manager of the Fund, replacing the interim lead manager Lanny Sachnowitz.

5

Your Fund’s Long-Term Performance

[MOUNTAIN CHART]

Results of a $10,000 Investment – Investor Class Shares (Oldest Share Class)

Fund data from 1/19/84, index data from 1/31/84

	AIM Technology Fund-
Date	Investor Class Shares	S&P 500 Index(1)
1/19/84	$10000
1/84	10000	$10000
2/84	9975	9648
3/84	9925	9815
4/84	9787	9908
5/84	9412	9360
6/84	9488	9563
7/84	8563	9444
8/84	9762	10488
9/84	9137	10490
10/84	8913	10531
11/84	8123	10413
12/84	8712	10687
1/85	10091	11520
2/85	10580	11661
3/85	10129	11668
4/85	9590	11658
5/85	9903	12331
6/85	9665	12524
7/85	10141	12506
8/85	10078	12385
9/85	9439	12011
10/85	9515	12566
11/85	10706	13428
12/85	11095	14078
1/86	11358	14157
2/86	11634	15214
3/86	12624	16063
4/86	13025	15883
5/86	13602	16727
6/86	12838	17010
7/86	11685	16059
8/86	12625	17250
9/86	11898	15823
10/86	12986	16736
11/86	13265	17143
12/86	13517	16705
1/87	16032	18955
2/87	17724	19704
3/87	18101	20272
4/87	19220	20092
5/87	19583	20266
6/87	18032	21290
7/87	17823	22369
8/87	18383	23203
9/87	18747	22694
10/87	11880	17807
11/87	10788	16340
12/87	12803	17582
1/88	12216	18321
2/88	13573	19172
3/88	14049	18580
4/88	14693	18786
5/88	14427	18946
6/88	15799	19815
7/88	15058	19739
8/88	14330	19070
9/88	14527	19882
10/88	14149	20435
11/88	13869	20143
12/88	14625	20494
1/89	15227	21994
2/89	15031	21447
3/89	15395	21947
4/89	16137	23085
5/89	17355	24016
6/89	15829	23881
7/89	17159	26035
8/89	18041	26542
9/89	18447	26434
10/89	17720	25821
11/89	18154	26345
12/89	17762	26977
1/90	17105	25167
2/90	18574	25491
3/90	19639	26166
4/90	19778	25514
5/90	22620	27996
6/90	22901	27808
7/90	21362	27719
8/90	18450	25216
9/90	16365	23991
10/90	16254	23890
11/90	18214	25431
12/90	19293	26139
1/91	22190	27274
2/91	23520	29222
3/91	25998	29929
4/91	25200	30000
5/91	26279	31290
6/91	23940	29858
7/91	26669	31248
8/91	28867	31986
9/91	29568	31451
10/91	31481	31873
11/91	30090	30592

(1) Lipper Inc.

Past performance cannot guarantee comparable future results.

The performance data shown in the first chart above is that of the Fund’s Investor class shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Investor Class shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.

The performance data shown in the second chart above is that of the Fund’s Class C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class C shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.

Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment.

6

12/91	34125	34085
1/92	36230	33450
2/92	37415	33883
3/92	34631	33225
4/92	32180	34200
5/92	33135	34367
6/92	31220	33856
7/92	32369	35238
8/92	31136	34518
9/92	32805	34924
10/92	35134	35043
11/92	38907	36233
12/92	40541	36678
1/93	40160	36984
2/93	36787	37488
3/93	37846	38279
4/93	36942	37353
5/93	41201	38350
6/93	41860	38462
7/93	42032	38307
8/93	45268	39757
9/93	46853	39453
10/93	46942	40268
11/93	44923	39884
12/93	46635	40366
1/94	47740	41738
2/94	47821	40605
3/94	44598	38838
4/94	45369	39336
5/94	44993	39979
6/94	42739	39001
7/94	43410	40280
8/94	46791	41928
9/94	47287	40904
10/94	49302	41821
11/94	47660	40300
12/94	49090	40897
1/95	49006	41957
2/95	51966	43590
3/95	53702	44874
4/95	56274	46195
5/95	56787	48038
6/95	61750	49152
7/95	66566	50781
8/95	67179	50908
9/95	69120	53055
10/95	70101	52866
11/95	72268	55184
12/95	71574	56247
1/96	71767	58159
2/96	75004	58700
3/96	73504	59265
4/96	80148	60138
5/96	83258	61686
6/96	77963	61922
7/96	74361	59187
8/96	80273	60438
9/96	86157	63836
10/96	84106	65596
11/96	88968	70550
12/96	87135	69153
1/97	91945	73471
2/97	85334	74047
3/97	80862	71011
4/97	85698	75246
5/97	92108	79847
6/97	94752	83396
7/97	104511	90030
8/97	104793	84990
9/97	108838	89642
10/97	101514	86652
11/97	99422	90660
12/97	94839	92216
1/98	93255	93235
2/98	100165	99955
3/98	106085	105070
4/98	109045	106146
5/98	103331	104324
6/98	109748	108558
7/98	107981	107411
8/98	88901	91893
9/98	98600	97784
10/98	98984	105726
11/98	108012	112131
12/98	123392	118588
1/99	136793	123546
2/99	123428	119706
3/99	141696	124495
4/99	144969	129316
5/99	144055	126265
6/99	164756	133254
7/99	162104	129111
8/99	175931	128472
9/99	181227	124954
10/99	205130	132858
11/99	240618	135558
12/99	302216	143531
1/00	301038	136321
2/00	407394	133743
3/00	381280	146819
4/00	337776	142403
5/00	297952	139484
6/00	349021	142919
7/00	338062	140687
8/00	395735	149420
9/00	366570	141534
10/00	330096	140933
11/00	234368	129831
12/00	233431	130468
1/01	252292	135094
2/01	175393	122783
3/01	139034	115009
4/01	174307	123940
5/01	161844	124771
6/01	158332	121735
7/01	145127	120537
8/01	123808	112998
9/01	92720	103874
10/01	108770	105856
11/01	127870	113974
12/01	127205	114973
1/02	126467	113296
2/02	107130	111111
3/02	118765	115290
4/02	103064	108303
5/02	97045	107508
6/02	83614	99853
7/02	73145	92071
8/02	70373	92674
9/02	58501	82612
10/02	67598	89876
11/02	77907	95160
12/02	67125	89573
1/03	66541	87231
2/03	67206	85920
3/03	65996	86752
4/03	71969	93894
5/03	79778	98837
6/03	79076	100099
7/03	82555	101865
8/03	89118	103848
9/03	85723	102748
10/03	95169	108558
11/03	96892	109512
12/03	96107	115251
1/04	99894	117366
2/04	98175	118997
3/04	95633	117202
4/04	89503	115364
5/04	94032	116944
6/04	95433	119217
7/04	85517	115272
8/04	82002	115734
9/04	85832	116988
10/04	91454	118775
11/04	96612	123579
12/04	99346	127783
1/05	93683	124669
2/05	94273	127291
3/05	91266	125039
4/05	87241	122669
5/05	94779	126568
6/05	92940	126750
7/05	97550	131461
8/05	96458	130263
9/05	97548	131317
10/05	95636	129127
11/05	101728	134006
12/05	101138	134054
1/06	107540	137603
2/06	106410	137976
3/06	110082	139693
4/06	111568	141567
5/06	102040	137498
6/06	100672	137680
7/06	95790	138529
8/06	101221	141820
9/06	106566	145472
10/06	108473	150210
11/06	112335	153062
12/06	111245	155209
1/07	111835	157554
2/07	110817	154482
3/07	110230	156206
4/07	113393	163123
5/07	117147	168810
6/07	118634	166007
7/07	118207	160867
8/07	122037	163274
9/07	127895	169374
10/07	133676	172068
11/07	120362	164872
12/07	119459	163730
1/08	104144	153910
2/08	100395	148915
3/08	98944	148271

[MOUNTAIN CHART]

Results of a $10,000 Investment – Class C Shares (Oldest Share Class with Sales Charges)

Index data from 1/31/00, Fund data from 2/14/00

			S&P North American	Lipper Science &
	AIM Technology Fund-		Technology	Technology
Date	Class C Shares	S&P 500 Index(1)	Sector Index(1)	Funds Index(1)

1/31/00		$10000	$10000	$10000
2/00	$11399	9811	11814	12694
3/00	10663	10770	12345	12307
4/00	9442	10446	11269	10870
5/00	8324	10232	10027	9559
6/00	9744	10484	11261	11008
7/00	9433	10320	10735	10425
8/00	11031	10961	12132	12007
9/00	10198	10382	10167	10776
10/00	9179	10338	9399	9594
11/00	6512	9524	7246	7121
12/00	6480	9571	6625	7047
1/01	6998	9910	7712	7761
2/01	4863	9007	5574	5738
3/01	3851	8437	4800	4898
4/01	4823	9092	5716	5854
5/01	4475	9153	5488	5581
6/01	4373	8930	5503	5489
7/01	4005	8842	5111	5049
8/01	3412	8289	4445	4418
9/01	2553	7620	3546	3470
10/01	2991	7765	4115	3996
11/01	3513	8361	4817	4577
12/01	3490	8434	4732	4600
1/02	3468	8311	4727	4519
2/02	2933	8151	4095	3916
3/02	3250	8457	4387	4272
4/02	2816	7945	3849	3764
5/02	2649	7886	3692	3567
6/02	2277	7325	3170	3097
7/02	1989	6754	2849	2766
8/02	1914	6798	2813	2701
9/02	1591	6060	2311	2325
10/02	1838	6593	2815	2677
11/02	2118	6981	3308	3086
12/02	1824	6571	2826	2696
1/03	1808	6399	2801	2680
2/03	1826	6303	2844	2691
3/03	1792	6364	2812	2689
4/03	1954	6888	3105	2941
5/03	2165	7250	3452	3279
6/03	2144	7343	3443	3302
7/03	2238	7472	3641	3480
8/03	2415	7618	3893	3734
9/03	2321	7537	3836	3635
10/03	2577	7963	4210	4000
11/03	2623	8033	4291	4061
12/03	2601	8454	4357	4080
1/04	2703	8610	4562	4280
2/04	2655	8729	4433	4213
3/04	2584	8597	4311	4124
4/04	2418	8463	4059	3840
5/04	2540	8579	4284	4031
6/04	2576	8745	4390	4101
7/04	2307	8456	3974	3653
8/04	2212	8490	3776	3506
9/04	2314	8582	3907	3670
10/04	2464	8713	4114	3877
11/04	2602	9065	4346	4093
12/04	2674	9374	4484	4248
1/05	2520	9145	4188	3993
2/05	2534	9338	4196	4003
3/05	2452	9172	4094	3897
4/05	2343	8999	3885	3740
5/05	2544	9285	4238	4073
6/05	2493	9298	4156	4025
7/05	2615	9644	4436	4268
8/05	2584	9556	4402	4241
9/05	2612	9633	4447	4323
10/05	2559	9472	4368	4230
11/05	2720	9830	4660	4464
12/05	2704	9834	4575	4476
1/06	2872	10094	4745	4751
2/06	2841	10121	4672	4673
3/06	2937	10247	4777	4790
4/06	2974	10385	4746	4789
5/06	2719	10086	4397	4426
6/06	2681	10100	4337	4346

(1) Lipper Inc.

7/06	2550	10162	4151	4136
8/06	2693	10403	4476	4367
9/06	2834	10671	4656	4508
10/06	2881	11019	4842	4628
11/06	2982	11228	5017	4827
12/06	2952	11386	4986	4777
1/07	2965	11558	5067	4854
2/07	2936	11332	4963	4819
3/07	2919	11459	4986	4845
4/07	3001	11966	5236	5012
5/07	3098	12383	5461	5206
6/07	3135	12178	5505	5271
7/07	3122	11801	5466	5266
8/07	3222	11977	5624	5377
9/07	3374	12425	5858	5659
10/07	3523	12622	6249	6003
11/07	3172	12094	5759	5551
12/07	3145	12011	5830	5578
1/08	2739	11290	5092	4855
2/08	2639	10924	4918	4735
3/08	2600	10877	4963	4703

Average Annual Total Returns

As of 3/31/08, including maximum applicable sales charges

Class A Shares
Inception(3/28/02)	-3.75%
5Years	7.32
1Year	-15.16

Class B Shares
Inception(3/28/02)	-3.58%
5Years	7.43
1Year	-15.36

Class C Shares
Inception(2/14/00)	-15.28%
5Years	7.73
1Year	-11.79

Investor Class Shares
Inception(1/19/84)	9.94%
10Years	-0.69
5Years	8.45
1Year	-10.20

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Investor Class shares was 1.56%, 2.31%, 2.31% and 1.53%, respectively.(1) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Investor Class shares was 1.57%, 2.32%, 2.32% and 1.54%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses in the past for the Fund’s Class A, Class B and Class C shares, performance would have been lower.

(1)   Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2008. See current prospectus for more information.

7

AIM Technology Fund’s investment objective is capital growth.

•                  Unless otherwise stated, information presented in this report is as of March 31, 2008, and is based on total net assets.

•                  Unless otherwise noted, all data provided by Invesco Aim.

About share classes

•                  Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

•                  Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

Principal risks of investing in the Fund

•                  Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•                  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

•                  The prices of initial public offering (IPO) securities may go up and down more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the fund will have favorable IPO investment opportunities.

•                  There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

•                  The prices of securities held by the Fund may decline in response to market risks.

•                  The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

•                  Many of the products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the securities of the companies in this sector.

About indexes used in this report

•                  The S&P 500–registered trademark– Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.

•                  The S&P North American Technology Sector Index is a modified capitalization-weighted index composed of companies involved in the technology industry.

•                  The Lipper Science & Technology Funds Index is an equally weighted representation of the largest funds in the Lipper Science & Technology Funds category. These funds invest at least 65% of their portfolios in science and technology stocks.

•                  The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

•                  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

•                  The returns shown in the management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•                  Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

•                  The Chartered Financial Analyst—registered trademark— (CFA—registered trademark—) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	ITYAX
Class B Shares	ITYBX
Class C Shares	ITHCX
Investor Class Shares	FTCHX

8

Supplement to Annual Report dated 3/31/08

AIM Technology Fund

Institutional Class Shares

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average annual total returns

For periods ended 3/31/08

Inception (12/21/98)	-1.31%
5 Years	9.32
1 Year	-9.62

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.86%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

Had the advisor not waived fees and/or reimbursed expenses in the past, performance would have been lower.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

Nasdaq Symbol	FTPIX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

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Schedule of Investments(a)

March 31, 2008

	Shares	Value
Domestic Common Stocks & Other Equity Interests–69.80%
Application Software–8.37%
Adobe Systems Inc.(b)(c)	623,295	$22,183,069
Amdocs Ltd.(b)(c)	470,284	13,337,254
ANSYS, Inc.(b)(c)	210,779	7,276,091
Autodesk, Inc.(b)(c)	297,628	9,369,330
Nuance Communications, Inc(b)(c)	352,678	6,140,124
		58,305,868
Communications Equipment–9.21%
Cisco Systems, Inc.(b)(c)	1,098,652	26,466,527
CommScope, Inc.(b)(c)	174,867	6,090,618
Corning Inc.(b)	572,353	13,759,366
Foundry Networks, Inc.(b)(c)	643,859	7,455,887
Polycom, Inc.(b)(c)	461,087	10,392,901
		64,165,299
Computer Hardware–7.33%
Apple Inc.(b)(c)	185,084	26,559,554
Hewlett-Packard Co.(b)	536,647	24,503,302
		51,062,856
Computer Storage & Peripherals–3.13%
EMC Corp.(b)(c)	1,038,108	14,886,469
NetApp, Inc.(c)	345,381	6,924,889
		21,811,358
Data Processing & Outsourced Services–0.77%
Alliance Data Systems Corp.(c)	113,226	5,379,367
Electronic Equipment Manufacturers–1.88%
Amphenol Corp.–Class A(b)	351,048	13,076,538
Home Entertainment Software–4.46%
Activision, Inc.(b)(c)	824,210	22,509,175
Electronic Arts Inc.(b)(c)	171,938	8,583,145
		31,092,320
Internet Retail–0.99%
Amazon.com, Inc.(b)(c)	96,734	6,897,134
Internet Software & Services–8.46%
Akamai Technologies, Inc.(b)(c)	186,010	5,238,042
Equinix, Inc.(b)(c)	105,503	7,014,894

	Shares	Value
Internet Software & Services–(continued)
Google Inc.–Class A(b)(c)	52,692	$23,209,245
Omniture, Inc.(b)(c)	237,204	5,505,505
ValueClick, Inc.(b)(c)	592,493	10,220,504
Yahoo! Inc.(c)	268,663	7,772,421
		58,960,611
IT Consulting & Other Services–1.06%
Cognizant Technology Solutions Corp.–Class A(b)(c)	255,068	7,353,610
Other Diversified Financial Services–1.67%
BlueStream Ventures L.P. (Acquired 08/03/00–06/05/07; Cost $24,972,547)(c)(d)(e)(f)(g)	—	11,660,283
Semiconductor Equipment–3.01%
FormFactor Inc.(c)	586,606	11,204,174
KLA–Tencor Corp.(b)	92,046	3,414,907
Varian Semiconductor Equipment Associates, Inc.(b)(c)	224,652	6,323,954
		20,943,035
Semiconductors–10.59%
Broadcom Corp.–Class A(b)(c)	652,863	12,580,670
Intel Corp.(b)	698,918	14,803,083
Marvell Technology Group Ltd.(b)(c)	632,952	6,886,518
NVIDIA Corp.(b)(c)	744,314	14,729,974
ON Semiconductor Corp.(b)(c)	1,865,973	10,598,727
Texas Instruments Inc.(b)	362,209	10,239,648
Xilinx, Inc.(b)	166,420	3,952,475
		73,791,095
Systems Software–6.36%
McAfee Inc.(c)	401,086	13,271,936
Microsoft Corp.(b)	561,667	15,940,109
Oracle Corp.(b)(c)	772,980	15,119,489
		44,331,534
Wireless Telecommunication Services–2.51%
American Tower Corp.–Class A(b)(c)	446,899	17,522,910
Total Domestic Common Stocks & Other Equity Interests (Cost $443,269,732)		486,353,818
Foreign Common Stocks & Other Equity Interests–17.70%
Canada–2.21%
Research In Motion Ltd. (Communications Equipment)(b)(c)	137,265	15,405,251

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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	Shares	Value
China–2.85%
China Mobile Ltd.–ADR (Wireless Telecommunication Services)(b)	96,299	$7,223,388
Focus Media Holding Ltd.–ADR (Advertising)(b)(c)	359,938	12,651,821
		19,875,209
Finland–3.12%
Nokia Oyj–ADR (Communications Equipment)	682,733	21,731,391
Israel–2.10%
Check Point Software Technologies Ltd. (Systems Software)(b)(c)	230,720	5,168,128
NICE Systems Ltd.–ADR (Communications Equipment)(b)(c)	334,789	9,447,746
		14,615,874
Japan–2.11%
Nintendo Co., Ltd. (Home Entertainment Software)(h)	28,400	14,712,606
Mexico–2.76%
America Movil S.A.B de C.V.–Series L–ADR (Wireless Telecommunication Services)(b)	301,737	19,217,629
Taiwan–2.55%
Hon Hai Precision Industry Co., Ltd. (Electronic Manufacturing Services)(h)	1,542,210	8,856,178
Siliconware Precision Industries Co.–ADR (Semiconductors)(b)	1,064,042	8,937,953
		17,794,131
Total Foreign Common Stocks & Other Equity Interests (Cost $82,686,763)		123,352,091

	Principal Amount	Value
U.S. Treasury Securities–0.16%
U.S. Treasury Bills–0.16%
1.26% 09/11/08(i)(j)(k)	$590,000	$586,189
1.48% 09/18/08(i)(j)(k)	500,000	496,615
Total U.S. Treasury Securities (Cost $1,083,140)		1,082,804
	Shares
Money Market Funds–11.87%
Liquid Assets Portfolio–Institutional Class(l)	41,366,754	41,366,754
Premier Portfolio–Institutional Class(l)	41,366,754	41,366,754
Total Money Market Funds (Cost $82,733,508)		82,733,508
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.53% (Cost $609,773,143)		693,522,221
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–27.81%
Liquid Assets Portfolio–Institutional Class (Cost $193,769,166)(l)(m)	193,769,166	193,769,166
TOTAL INVESTMENTS–127.34% (Cost $803,542,309)		887,291,387
OTHER ASSETS LESS LIABILITIES–(27.34)%		(190,506,144)
NET ASSETS–100.00%		$696,785,243

Investment Abbreviations:

ADR	–	American Depositary Receipt

Notes to Schedule of Investments:

(a)  Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.

(b)  All or a portion of this security was out on loan at March 31, 2008.

(c)  Non-income producing security.

(d)  Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at March 31, 2008 represented 1.67% of the Fund's Net Assets. See Note 1A.

(e)  Security purchased in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at March 31, 2008 represented 1.67% of the Fund's Net Assets. This security is considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at time of purchase.

(f)  The Fund has a 10.29% ownership of BlueStream Ventures L.P. ("BlueStream") and BlueStream may be considered an affiliated company. The value of this security as of March 31, 2008 represented 1.67% of the Fund's Net Assets. See Note 3.

(g)  The Fund has a remaining commitment of $1,658,831 to purchase additional interests in BlueStream Ventures L.P., which is subject to the terms of the limited partnership agreement. Security is considered venture capital.

(h)  In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at March 31, 2008 was $23,568,784, which represented 3.38% of the Fund's Net Assets. See Note 1A.

(i)  Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(j)  In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at March 31, 2008 was $1,082,804, which represented 0.16% of the Fund's Net Assets. See Note 1A.

(k)  All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M and Note 8.

(l)  The money market fund and the Fund are affiliated by having the same investment advisor.

(m)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Statement of Assets and Liabilities

March 31, 2008

Assets:
Investments, at value (cost $502,067,088)*	$599,128,430
Investments in affiliates, at value (cost $301,475,221)	288,162,957
Total investments (cost $803,542,309)	887,291,387
Foreign currencies, at value (cost $3,438,492)	3,482,870
Receivables for:
Variation margin	82,950
Fund shares sold	1,191,084
Dividends	573,680
Investment for trustee deferred compensation and retirement plans	359,333
Other assets	41,261
Total assets	893,022,565
Liabilities:
Payables for:
Fund shares reacquired	849,626
Collateral upon return of securities loaned	193,769,166
Trustee deferred compensation and retirement plans	468,965
Accrued distribution fees	171,907
Accrued trustees' and officer's fees and benefits	5,821
Accrued transfer agent fees	622,615
Accrued operating expenses	349,222
Total liabilities	196,237,322
Net assets applicable to shares outstanding	$696,785,243
Net assets consist of:
Shares of beneficial interest	$1,010,358,124
Undistributed net investment income (loss)	(273,563)
Undistributed net realized gain (loss)	(397,270,327)
Unrealized appreciation	83,971,009
$696,785,243

Net Assets:
Class A	$217,236,309
Class B	$38,442,719
Class C	$16,116,288
Investor Class	$424,981,248
Institutional Class	$8,679
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	8,493,779
Class B	1,573,678
Class C	677,745
Investor Class	16,765,142
Institutional Class	320.6
Class A:
Net asset value per share	$25.58
Maximum offering price per share (Net asset value of $25.58 ÷ 94.50%)	$27.07
Class B:
Net asset value and offering price per share	$24.43
Class C:
Net asset value and offering price per share	$23.78
Investor Class:
Net asset value and offering price per share	$25.35
Institutional Class:
Net asset value and offering price per share	$27.07

*  At March 31, 2008, securities with an aggregate value of $188,450,673 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Statement of Operations

For the year ended March 31, 2008

Investment income:
Dividends (net of foreign withholding taxes of $517,172)	$5,265,951
Dividends from affiliates (includes securities lending income of $243,054)	1,784,534
Total investment income	7,050,485
Expenses:
Advisory fees	6,012,572
Administrative services fees	247,526
Custodian fees	67,636
Distribution fees:
Class A	677,783
Class B	574,588
Class C	204,678
Investor Class	1,219,112
Transfer agent fees — A, B, C and Investor	4,844,791
Transfer agent fees — Institutional	11
Trustees' and officer's fees and benefits	44,406
Other	560,570
Total expenses	14,453,673
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(213,671)
Net expenses	14,240,002
Net investment income (loss)	(7,189,517)
Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $1,699,746)	10,918,202
Foreign currencies	42,480
10,960,682
Change in net unrealized appreciation (depreciation) of:
Investment securities	(77,052,310)
Foreign currencies	43,975
Futures contracts	176,229
(76,832,106)
Net realized and unrealized gain (loss)	(65,871,424)
Net increase (decrease) in net assets resulting from operations	$(73,060,941)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Statement of Changes In Net Assets

For the years ended March 31, 2008 and 2007

	2008	2007
Operations:
Net investment income (loss)	$(7,189,517)	$(11,651,997)
Net realized gain	10,960,682	177,122,721
Change in net unrealized appreciation (depreciation)	(76,832,106)	(172,235,226)
Net increase (decrease) in net assets resulting from operations	(73,060,941)	(6,764,502)
Share transactions—net:
Class A	(44,390,972)	(43,622,547)
Class B	(19,284,449)	(17,810,701)
Class C	(3,277,546)	(4,804,594)
Investor Class	(127,690,144)	(183,208,507)
Institutional Class	(1,933)	—
Net increase (decrease) in net assets resulting from share transactions	(194,645,044)	(249,446,349)
Net increase (decrease) in net assets	(267,705,985)	(256,210,851)
Net assets:
Beginning of year	964,491,228	1,220,702,079
End of year (including undistributed net investment income (loss) of $(273,563) and $(289,091), respectively)	$696,785,243	$964,491,228

Notes to Financial Statements

March 31, 2008

NOTE 1—Significant Accounting Policies

AIM Technology Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund's investment objective is capital growth.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield,

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quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

B.  Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.  Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, Invesco Aim may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D.  Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.  Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the tax period.

F.  Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

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G.  Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H.  Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.  Other Risks — The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

The Fund has invested in privately held venture capital securities. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees and are considered to be illiquid.

Many of the products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the securities of the companies in this sector.

J.  Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities.

K.  Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

L.  Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

M.  Futures Contracts — The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect

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15

to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.  Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.  Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Investor Class and Institutional Class shares to 1.55%, 2.30%, 2.30%, 1.55% and 1.30% of average daily net assets, respectively, through at least June 30, 2008. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The Advisor did not waive fees and/or reimburse expenses during the period under this expense limitation.

Under the terms of a master sub-advisory agreement approved by shareholders of the Fund on March 28, 2008, to be effective as of May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and AIM Funds Management Inc. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

The Advisor has contractually agreed, through at least June 30, 2008, to waive advisory fees in an amount equal to 100% of the advisory fee the Advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund).

For the year ended March 31, 2008, the Advisor waived advisory fees of $32,507.

At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $22,925.

The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended March 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

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16

The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2008, IADI advised the Fund that IADI retained $37,741 in front-end sales commissions from the sale of Class A shares and $67, $65,479 and $1,757 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Investments in Affiliates

Investments in Other Affiliates:

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended March 31, 2008.

	Value 03/31/07	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Value 03/31/08	Dividend Income	Realized Gain (Loss)
BlueStream Ventures L.P.	$12,207,471	$1,105,887	$—	$(1,653,075)	$11,660,283	$—	$—

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2008, the Fund engaged in securities sales of $12,926,522, which resulted in net realized gains of $1,699,746, and securities purchases of $2,025,452.

NOTE 5—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended March 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $158,239.

NOTE 6—Trustees' and Officer's Fees and Benefits

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who

AIM Technology Fund
17

also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended March 31, 2008, the Fund paid legal fees of $4,880 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company ("SSB"), the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

Additionally, the Fund participates in an uncommitted unsecured revolving credit facility with SSB. The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by Invesco Aim, which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended March 31, 2008, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

NOTE 8—Futures Contracts

On March 31, 2008, U.S. Treasury obligations with a value of $1,082,561 were pledged as collateral to cover margin requirements for open futures contracts.

Open Futures Contracts at Period End

Contract	Number of Contracts	Month/ Commitment	Value 03/31/08	Unrealized Appreciation
E-Mini Nasdaq 100 Index	395	June–08/Long	$14,144,950	$176,229

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

There were no ordinary income or long term gain distributions paid during the years ended March 31, 2008 and 2007.

Tax Components of Net Assets:

As of March 31, 2008, the components of net assets on a tax basis were as follows:

2008
Net unrealized appreciation–investments	$88,802,039
Temporary book/tax differences	(273,563)
Capital loss carryforward	(389,779,266)
Post-October capital loss deferral	(12,322,091)
Shares of beneficial interest	1,010,358,124
Total net assets	$696,785,243

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales, the deferral of losses on certain straddles and the treatment of partnerships. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $45,702.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2008 to utilizing $228,842,402 of capital loss carryforward in the fiscal year ended March 31, 2009.

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18

The Fund utilized $19,537,854 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2008 which expires as follows:

Expiration	Capital Loss Carryforward*
March 31, 2010	$21,869,153
March 31, 2011	367,910,113
Total capital loss carryforward	$389,779,266

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM New Technology Fund, AIM Global Science & Technology Fund and INVESCO Telecommunications Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2008 was $365,872,332 and $609,861,925, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$155,454,609
Aggregate unrealized (depreciation) of investment securities	(66,698,272)
Net unrealized appreciation of investment securities	$88,756,337

Cost of investments for tax purposes is $798,535,050.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital losses carryforwards' foreign currency transactions, partnership transactions and net operating losses, on March 31, 2008, undistributed net investment income (loss) was increased by $7,205,045 undistributed net realized gain (loss) was increased by $196,974 and shares of beneficial interest decreased by $7,402,019. This reclassification had no effect on the net assets of the Fund.

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19

NOTE 12—Share Information

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors.

Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or the about month-end which is at least eight years after the date of purchase.

  Changes in Shares Outstanding

	Year ended March 31,
	2008(a)		2007
	Shares	Amount	Shares	Amount
Sold:
Class A	1,032,191	$32,029,351	1,354,442	$37,510,293
Class B	204,705	5,951,906	250,179	6,672,005
Class C	150,130	4,279,397	153,427	4,000,097
Investor Class	1,427,321	43,272,485	2,346,828	63,243,071
Institutional Class	269	9,664	—	—
Automatic conversion of Class B shares to Class A shares:
Class A	362,234	10,164,311	105,694	2,903,343
Class B	(378,464)	(10,164,311)	(109,412)	(2,903,343)
Reacquired:
Class A	(2,902,938)	(86,584,634)	(3,036,198)	(84,036,183)
Class B	(526,753)	(15,072,044)	(809,943)	(21,579,363)
Class C	(273,622)	(7,556,943)	(339,138)	(8,804,691)
Investor Class	(5,766,776)	(170,962,629)	(9,040,054)	(246,451,578)
Institutional Class	(363)	(11,597)	—	—
	(6,672,066)	$(194,645,044)	(9,124,175)	$(249,446,349)

(a)  There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and that owns 11% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Inveso Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended March 31,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$28.49		$28.45	$23.59	$24.71	$16.98
Income from investment operations:
Net investment income (loss)(a)	(0.23)		(0.30)	(0.28)	(0.19)	(0.33)
Net gains (losses) on securities (both realized and unrealized)	(2.68)		0.34	5.14	(0.93)	8.06
Total from investment operations	(2.91)		0.04	4.86	(1.12)	7.73
Net asset value, end of period	$25.58		$28.49	$28.45	$23.59	$24.71
Total return(b)	(10.21)%		0.14%	20.60%	(4.53)%	45.52%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$217,236		$284,962	$329,461	$314,755	$410,407
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.55	%(c)	1.56%	1.57%	1.50%	1.50%
Without fee waivers and/or expense reimbursements	1.56	%(c)	1.57%	1.63%	1.68%	1.93%
Ratio of net investment income (loss) to average net assets	(0.77	)%(c)	(1.07)%	(1.09)%	(0.80)%	(1.31)%
Portfolio turnover rate	42%		126%	107%	92%	141%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(c)  Ratios are based on average daily net assets of $271,113,311.

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20

NOTE 13—Financial Highlights—(continued)

	Class B
	Year ended March 31,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$27.42		$27.59	$23.04	$24.29	$16.84
Income from investment operations:
Net investment income (loss)(a)	(0.44)		(0.48)	(0.45)	(0.34)	(0.48)
Net gains (losses) on securities (both realized and unrealized)	(2.55)		0.31	5.00	(0.91)	7.93
Total from investment operations	(2.99)		(0.17)	4.55	(1.25)	7.45
Net asset value, end of period	$24.43		$27.42	$27.59	$23.04	$24.29
Total return(b)	(10.90)%		(0.62)%	19.75%	(5.15)%	44.24%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$38,443		$62,355	$81,212	$88,240	$125,597
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.30	%(c)	2.31%	2.30%	2.15%	2.15%
Without fee waivers and/or expense reimbursements	2.31	%(c)	2.32%	2.36%	2.33%	3.16%
Ratio of net investment income (loss) to average net assets	(1.52	)%(c)	(1.82)%	(1.82)%	(1.45)%	(1.96)%
Portfolio turnover rate	42%		126%	107%	92%	141%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(c)  Ratios are based on average daily net assets of $57,458,848.

	Class C
	Year ended March 31,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$26.69		$26.86	$22.43	$23.64	$16.39
Income from investment operations:
Net investment income (loss)(a)	(0.42)		(0.47)	(0.44)	(0.33)	(0.45)
Net gains (losses) on securities (both realized and unrealized)	(2.49)		0.30	4.87	(0.88)	7.70
Total from investment operations	(2.91)		(0.17)	4.43	(1.21)	7.25
Net asset value, end of period	$23.78		$26.69	$26.86	$22.43	$23.64
Total return(b)	(10.90)%		(0.63)%	19.75%	(5.12)%	44.23%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$16,116		$21,386	$26,507	$27,016	$37,191
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.30	%(c)	2.31%	2.30%	2.15%	2.15%
Without fee waivers and/or expense reimbursements	2.31	%(c)	2.32%	2.36%	2.33%	3.20%
Ratio of net investment income (loss) to average net assets	(1.52	)%(c)	(1.82)%	(1.82)%	(1.45)%	(1.96)%
Portfolio turnover rate	42%		126%	107%	92%	141%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(c)  Ratios are based on average daily net assets of $20,467,781.

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21

NOTE 13—Financial Highlights—(continued)

	Investor Class
	Year ended March 31,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$28.23		$28.19	$23.37	$24.49	$16.90
Income from investment operations:
Net investment income (loss)(a)	(0.22)		(0.28)	(0.27)	(0.20)	(0.35)
Net gains (losses) on securities (both realized and unrealized)	(2.66)		0.32	5.09	(0.92)	7.94
Total from investment operations	(2.88)		0.04	4.82	(1.12)	7.59
Net asset value, end of period	$25.35		$28.23	$28.19	$23.37	$24.49
Total return(b)	(10.20)%		0.14%	20.63%	(4.57)%	44.91%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$424,981		$595,776	$783,509	$892,630	$1,347,335
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.52	%(c)	1.53%	1.57%	1.56%	1.72%
Without fee waivers and/or expense reimbursements	1.53	%(c)	1.54%	1.61%	1.58%	1.75%
Ratio of net investment income (loss) to average net assets	(0.74	)%(c)	(1.04)%	(1.09)%	(0.86)%	(1.53)%
Portfolio turnover rate	42%		126%	107%	92%	141%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(c)  Ratios are based on average daily net assets of $553,234,676.

	Institutional Class
	Year ended March 31,
	2008		2007	2006	2005		2004
Net asset value, beginning of period	$29.95		$29.70	$24.44	$25.35		$17.34
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.11)	(0.09)	(0.02)		(0.16)
Net gains (losses) on securities (both realized and unrealized)	(2.85)		0.36	5.35	(0.89)		8.17
Total from investment operations	(2.88)		0.25	5.26	(0.91)		8.01
Net asset value, end of period	$27.07		$29.95	$29.70	$24.44		$25.35
Total return(b)	(9.62)%		0.84%	21.52%	(3.59)%		46.19%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$9		$12	$12	$11		$1,309,623
Ratio of expenses to average net assets	0.86	%(c)(d)	0.86%	0.81%	0.79	%(d)	0.86%
Ratio of net investment income (loss) to average net assets	(0.10	)%(c)	(0.37)%	(0.33)%	(0.09)%		(0.67)%
Portfolio turnover rate	42%		126%	107%	92%		141%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(c)  Ratios are based on average daily net assets of $11,213.

(d)  After fee waivers and /or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 0.87% and 0.81% for the years ended 2008 and 2005, respectively.

NOTE 14—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group,

AIM Technology Fund
22

NOTE 14—Legal Proceedings—(continued)

Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the Invesco Aim Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

Pending Litigation and Regulatory Inquiries

On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

•  that the defendants permitted improper market timing and related activity in the AIM Funds; and

•  that certain AIM Funds inadequately employed fair value pricing. The parties settled this case and it was dismissed with prejudice on May 6, 2008.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim-and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more Invesco Aim Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.

AIM Technology Fund
23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds
and Shareholders of AIM Technology Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Technology Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2008 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 15, 2008
Houston, Texas

AIM Technology Fund
24

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007, through March 31, 2008.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (5% annual return before expenses)
Class	Beginning Account Value (10/1/07)	Ending Account Value (3/31/08)[1]	Expenses Paid During Period[2]	Ending Account Value (3/31/08)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$774.00	$6.79	$1,017.35	$7.72	1.53%
B	1,000.00	770.90	10.09	1,013.60	11.48	2.28
C	1,000.00	770.80	10.09	1,013.60	11.48	2.28
Investor	1,000.00	774.00	6.52	1,017.65	7.41	1.47

1  The actual ending account value is based on the actual total return of the Fund for the period October 1, 2007, through March 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

AIM Technology Fund
25

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007, through March 31, 2008.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual		Hypothetical (5% annual return before expenses)
Class	Beginning Account Value (10/01/07)	Ending Account Value (03/31/08)[1]	Expenses Paid During Period[2]	Ending Account Value (03/31/08)	Expenses Paid During Period[2]	Annualized Expense Ratio
Institutional	$1,000.00	$776.50	$3.64	$1,020.90	$4.14	0.82%

1  The actual ending account value is based on the actual total return of the Fund for the period October 1, 2007, through March 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

AIM Technology Fund

Approval of Sub-Advisory Agreement

At in-person meetings held on December 12-13, 2007, the Board of Trustees of AIM Sector Funds (the “Board”), including a majority of the independent trustees, voting separately, approved the sub-advisory agreement for AIM Technology Fund (the “Fund”), effective on or about May 1, 2008. In so doing, the Board determined that the sub-advisory agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM Funds Management Inc. (AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008), Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., and Invesco Senior Secured Management, Inc. (collectively, the “Affiliated Sub-Advisors”) under the sub-advisory agreement is fair and reasonable.

The independent trustees met separately during their evaluation of the sub-advisory agreement with independent legal counsel from whom they received independent legal advice, and the independent trustees also received assistance during their deliberations from the independent Senior Officer, a full-time officer of the AIM Funds who reports directly to the independent trustees. The sub-advisory agreement was considered separately for the Fund, although the Board also considered the common interests of all of the AIM Funds in their deliberations. The Board comprehensively considered all of the information provided to them and did not identify any particular factor that was controlling. Furthermore, each trustee may have evaluated the information provided differently from one another and attributed different weight to the various factors.

Set forth below is a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the sub-advisory agreement for the Fund.

A. Nature, Extent and Quality of Services to be Provided by the Affiliated Sub-Advisors

The Board reviewed the services to be provided by the Affiliated Sub-Advisors under the sub-advisory agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Advisors who will provide these services. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisors were appropriate. The Board noted that the Affiliated Sub-Advisors, which have offices and personnel that are geographically dispersed in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques, and providing investment advisory services. The Board concluded that the sub-advisory agreement will benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisors in managing the Fund.

B. Fund Performance

The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory agreement for the Fund, as no Affiliated Sub-Advisor currently serves as sub-advisor to the Fund.

C. Sub-Advisory Fees

The Board considered the services to be provided by the Affiliated Sub-Advisors pursuant to the sub-advisory agreement and the services to be provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisors pursuant to the sub-advisory agreement. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisors, and that Invesco Aim and the Affiliated Sub-Advisors are affiliates. After taking account of the Fund’s contractual sub-advisory fee rate, as well as other relevant factors, the Board concluded that the Fund’s sub-advisory fees were fair and reasonable.

D. Financial Resources of the Affiliated Sub-Advisors

The Board considered whether each Affiliated Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the sub-advisory agreement, and concluded that each Affiliated Sub-Advisor has the financial resources necessary to fulfill these obligations.

26

Tax Information

Tax Information for Non-Resident Alien Shareholder Information

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2007, September 30, 2007 and December 31, 2007 were 14.78%, 21.37% and 26.16%, respectively.

AIM Technology Fund
27

Proxy Results

A Special Meeting ("Meeting") of Shareholders of AIM Technology Fund, an investment portfolio of AIM Sector Funds, a Delaware statutory trust ("Trust"), was held on February 29, 2008 and adjourned until March 28, 2008. The Meeting was held for the following purposes:

(1)  Elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified.

(2)  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote.

(3)  Approve a new sub-advisory agreement between Invesco Aim Advisors, Inc. and each of AIM Funds Management, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

(4)(a)  Approve modification of fundamental restriction on issuer diversification.

(4)(b)  Approve modification of fundamental restrictions on issuing senior securities and borrowing money.

(4)(c)  Approve modification of fundamental restriction on underwriting securities.

(4)(d)  Approve modification of fundamental restriction on industry concentration.

(4)(e)  Approve modification of fundamental restriction on real estate investments.

(4)(f)  Approve modification of fundamental restriction on purchasing or selling commodities.

(4)(g)  Approve modification of fundamental restriction on making loans.

(4)(h)  Approve modification of fundamental restriction on investment in investment companies.

(5)  Approve making the investment objective of the fund non-fundamental.

The results of the voting on the above matters were as follows:

Matter	Votes For	Withheld/ Abstentions**
(1)* Bob R. Baker	88,717,373	5,671,001
Frank S. Bayley	88,801,632	5,586,742
James T. Bunch	88,783,538	5,604,836
Bruce L. Crockett	88,756,632	5,631,742
Albert R. Dowden	88,815,368	5,573,006
Jack M. Fields	88,844,546	5,543,828
Martin L. Flanagan	88,815,726	5,572,648
Carl Frischling	88,754,426	5,633,948
Prema Mathai-Davis	88,771,961	5,616,413
Lewis F. Pennock	88,765,374	5,623,000
Larry Soll, Ph.D.	88,747,542	5,640,832
Raymond Stickel, Jr.	88,770,784	5,617,590
Philip A. Taylor	88,815,765	5,572,609

*  Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds.

**  Includes Broker Non-Votes.

AIM Technology Fund
28

Matter	Votes For	Votes Against	Withheld/ Abstentions	Broker Non-Votes
(2)* Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote	62,725,184	9,531,367	3,263,444	18,868,379
(3) Approve a new sub-advisory agreement between Invesco Aim Advisors, Inc. and each of AIM Funds Management, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.	11,790,968	1,870,032	738,671	2,464,020
(4)(a) Approve modification of fundamental restriction on issuer diversification	11,761,833	1,917,888	719,949	2,464,021
(4)(b) Approve modification of fundamental restrictions on issuing senior securities and borrowing money	11,701,410	1,981,041	717,219	2,464,021
(4)(c) Approve modification of fundamental restriction on underwriting securities	11,755,764	1,929,528	714,379	2,464,020
(4)(d) Approve modification of fundamental restriction on industry concentration	11,767,498	1,921,114	711,011	2,464,068
(4)(e) Approve modification of fundamental restriction on real estate investments	11,752,259	1,930,981	716,431	2,464,020
(4)(f) Approve modification of fundamental restriction on purchasing or selling commodities	11,580,200	2,104,772	714,699	2,464,020
(4)(g) Approve modification of fundamental restriction on making loans	11,671,686	2,011,073	716,911	2,464,021
(4)(h) Approve modification of fundamental restriction on investment in investment companies	11,557,793	2,123,208	718,669	2,464,021
(5) Approve making the investment objective of the fund non-fundamental	11,340,130	2,272,908	786,632	2,464,021

*  Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds.

AIM Technology Fund
29

Trustees and Officers

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company); INVESCO North American Holdings, Inc. (holding company); Chairman, Chief Executive Officer and President, INVESCO Group Services, Inc. (service provider); Trustee, The AIM Family of Funds®; Vice Chairman, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business
		Formerly: Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute; and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Director, Chief Executive Officer and President, AIM Mutual Fund Dealer Inc. (registered broker dealer), Invesco Aim Advisors, Inc., AIM Funds Management Inc. d/b/a INVESCO Enterprise Services (registered investment advisor and registered transfer agent), 1371 Preferred Inc. (holding company), AIM Trimark Corporate Class Inc. (formerly AIM Trimark Global Fund Inc.)(corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Managment Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment adviser); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnership); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc., (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco Inc. (holding company), INVESCO Inc. (holding company) and AIM Canada Holdings Inc. (holding company); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); Chairman, AIM Canada Holdings, Inc.; President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie; and Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd., (investment banking firm) Formerly: Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management); Reich & Tang Funds (Chairman) (registered investment company) (7 portfolios); Annuity and Life Re (Holdings), Ltd. (insurance company); Daily Income Fund (4 portfolios), California Daily Tax Free Income Fund, Inc. Connecticut Daily Tax Free, Inc. and New Jersey Daily Municipal Income Fund, Inc. Annuity and Life Re (Holdings), Ltd. (insurance company), CompuDyne Corporation (provider of products and services to the public security market); and Homeowners of America Holding Corporation (property casualty company)
		Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various affiliated Volvo companies; and Director, Magellan Insurance Company	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); and Discovery Global Education Fund (non-profit)	Administaff

Carl Frischling —1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (15 portfolios)

Prema Mathai-Davis —1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. —1944 Trustee	2005	Retired Formerly: Partner, Deloitte & Touche and Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

1   Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

2  Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Technology Fund
30

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®.
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer, Senior Vice President, General Counsel, and Secretary, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series Fund (an investment company); General Counsel and Secretary, Pilgrim Baxter Value Investors (an investment adviser); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker dealer), General Counsel and Secretary, Old Mutual Fund Services (an adminstrator); General Counsel and Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; and Vice President of The AIM Family of Funds®.
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company; and Senior Vice President and Compliance Director, Delaware Investments Family of Funds	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director and Secretary, Invesco Holding Company Limited, IVZ, Inc. and INVESCO Group, Inc.; Director, INVESCO Funds Group, Inc.; Secretary, INVESCO North American Holdings, Inc.; and Vice President of The AIM Family of Funds®
		Formerly: Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel, and Vice President Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President, Principal Financial Officer and Treasurer	2004	Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; and Vice President, Treasurer and Principal Financial Officer of The AIM Family of Funds®
		Formerly: Fund Treasurer Invesco Aim Advisers, Inc.; Senior Vice President, Invesco Aim Investment Services, Inc.; and Vice President, Invesco Aim Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco's World Wide Fixed Income and Cash Management Group; Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc. President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Vice President, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust)
		Formerly: Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®
		Formerly: Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer of The AIM Family of Funds®; Invesco Global Asset Management (N.A.), Inc. (registered investment adviser), Invesco Institutional (N.A.), Inc., INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); and Vice President, Invesco Aim Distributors, Inc., and Invesco Aim Investment Services, Inc.
		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; Global Head of Product Development, AIG-Global Investment Group, Inc.; and Chief Compliance Officer and Deputy General Counsel, AIG-SunAmerica Asset Management	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Office of the Fund

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens &
Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

Investment Advisor

Invesco Aim Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the
Independent Trustees

Kramer, Levin, Naftalis &
Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Distributor

Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Transfer Agent

Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Auditors

PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

Custodian

State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110-2801

AIM Technology Fund
31

eDelivery

invescoaim.com/edelivery

Register for eDelivery – eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

Why sign up?

Register for eDelivery to:

• save your Fund the cost of printing and postage.

• reduce the amount of paper you receive.

• gain access to your documents faster by not waiting for the mail.

• view your documents online anytime at your convenience.

• save the documents to your personal computer or print them out for your records.

How do I sign up?

It’s easy. Just follow these simple steps:

1. Log in to your account.

2. Click on the “Service Center” tab.

3. Select “Register for eDelivery” and complete the consent process.

This service is provided by Invesco Aim Investment Services, Inc.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

If used after July 20, 2008, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc., Invesco Global Asset Management (N.A.), Inc., AIM Funds Management Inc. (DBA AIM Trimark Investments), Invesco Asset Management (Japan) Ltd. and Invesco Hong Kong Ltd. are affiliated investment advisors that serve as the subadvisor for some of the products and services represented by Invesco Aim. AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. (DBA Invesco Trimark) on or prior to Dec. 31, 2008. Invesco Aim Distributors, Inc. is the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

[Invesco Aim Logo]

– service mark –

invescoaim.com       I-TEC-AR-1       Invesco Aim Distributors, Inc.

AIM Utilities Fund

Annual Report to Shareholders • March 31, 2008

[Invesco Aim Logo]

– service mark –

[Mountain Graphic]

2 Letters to Shareholders

4 Performance Summary

4 Management Discussion

6 Long-Term Fund Performance

8 Supplemental Information

9 Schedule of Investments

10 Financial Statements

13 Notes to Financial Statements

19 Financial Highlights

23 Auditor’s Report

24 Fund Expenses

25 Approval of Sub-Advisory Agreement

26 Tax Information

27 Results of Proxy

29 Trustees and Officers

[Taylor
Photo]

Philip Taylor

Dear Shareholders:

I’m pleased to provide you with this report, which includes a discussion of how your Fund was managed during the period under review, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

As you’re no doubt aware, U.S. economic growth, while remaining positive overall, slowed considerably during the second half of the period covered by this report. Several factors contributed to this slowdown, including weakness in the housing market, rising energy prices, a credit “crunch” and slowing consumer spending. In response to these events, the U.S. Federal Reserve Board (the Fed) aggressively lowered short-term interest rates six times in an effort to stimulate growth, for a total reduction of 3.0% – from 5.25% to 2.25%.1 The Fed also expanded its lending authority and increased liquidity in an effort to ensure the financial markets continued to function smoothly.

In other market news, we saw the U.S. stock market generally rise during the first half of the fiscal year ended March 31, 2008, followed by a general decline in the second half of the fiscal year. We also saw some increased stock market volatility in the fourth quarter of 2007 and the first quarter of 2008. Looking at the bond market, we watched the yield curve go from somewhat inverted at the beginning of the fiscal year (meaning short-term Treasury yields were higher than long-term yields), to a more normal shape (with long-term Treasury yields higher than short-term yields) by the close of the fiscal year. This change was due largely to the Fed’s decision to lower short-term interest rate targets. Historically, inverted yield curves have been reliable predictors of economic difficulty, while normal-shaped or positive yield curves have foretold a relatively healthy and expanding economy.

Market volatility is, of course, not new to anyone. What is new is our name, Invesco Aim, logo and look – in short, we have a new brand. If this is the first you’re hearing of the new brand, you’re probably asking “what does this mean?” It’s simple: This brand better reflects our primary objective – to put the interests of our investors first by offering diversified investment strategies that seek to help investors reach their financial goals. Invesco Aim represents the strength of global diversification you get through the combination of Invesco’s worldwide resources and AIM’s 30-year tradition of delivering quality investment products to the U.S. marketplace. As one of the world’s largest and most diversified global investment organizations, Invesco has more than 500 investment professionals operating in investment centers in 25 cities, a presence in 12 countries and $500 billion in assets under management globally at the end of 2007.

As for our new logo, it’s fashioned after Ama Dablam, one of the most imposing and impressive peaks in the Himalayas. It represents what we hope you will envision when you think of Invesco Aim: stability, endurance, strength and longevity – which are all, by the way, sound investment principles.

While our name, logo and look have changed, the names of your funds and their trading symbols remain the same – as do all of our telephone contact numbers. Most important, our commitment to serving you remains the same. All of us at Invesco Aim will continue to strive to provide you with solid investment performance, attractive product solutions and high-quality customer service. Regardless of market conditions, Invesco Aim will hold true to its mission: seeking to build financial security for investors.

To learn more, talk with your financial advisor and visit our new Web site: invescoaim.com.

And may I be the first to say: Welcome to Invesco Aim!

Sincerely,

/s/ Philip Taylor

Philip Taylor
CEO, Invesco Aim
Senior Managing Director, Invesco

May 19, 2008

(1) U.S. Federal Reserve Board

2

[Crockett
Photo]

Bruce Crockett

Dear Fellow AIM Fund Shareholders:

The lines of communication are open: More than 250 of you have responded to the invitation I extended in my previous letter to complete an online survey, and more than 50 shareholders have contacted me directly by e-mail. When I could respond quickly and easily to a shareholder’s specific concern I did, but the messages for the most part raised consistent issues that I respond to here.

I have received many suggestions, a few complaints, and one offer to buy a gold mine! In general, your letters expressed an appreciation for transparency, frankness and the opportunity to comment. Nevertheless, several shareholders found room for improvement in communications. Some would like more concise letters while others would prefer reports to be more customized for their particular information needs. With these reports going to tens of thousands of people, shareholder communications necessarily have to cover those issues common to a diverse population as well as the information required by law. The ability to change or further customize letters and reports is also affected by technology, timeliness and cost.

Online survey responders preferred electronic communications to paper at a ratio of 63% to 37%. Direct responders expressed more of a preference for paper, especially for long reports. Electronic communications are more cost-effective than paper communications that have to be printed and mailed, so I encourage those who have resisted electronic communications to give them a try.

The correspondence shows that improving fund performance and reducing shareholder costs remain the key shareholder concerns. Several letters noted individual funds where performance had changed for the better, while others remained dissatisfied with the returns from funds they hold. Although 75% of the online survey responders wanted to see more overall fund performance data in these letters, and 58% wanted more information on individual funds, Securities and Exchange Commission (SEC) and Financial Industry Regulatory Authority (FINRA) rules are very specific about the way fund performance can be discussed in print. Respect for those rules prevents me from commenting on individual funds or very recent results here, but I can assure you that your Board and all of its Investments subcommittees continue to work with Invesco Aim to make improved performance a top priority for all fund managers.

Expense levels came up as another dominant issue, and no respondent felt these were too low. Several shareholders questioned the need for 12b-1 fees, which cover the cost of distributing fund shares and thereby help the fund to attract new assets. Your Board reviews the funds’ 12b-1 fees annually with the shareholders’ best interests in mind. While your Board keeps its eye on containing or lowering these fees wherever possible, we also are mindful that 12b-1 fees may be necessary in order to maintain an effective distribution system for fund shares.

The value of communication between the Board and shareholders has been noted within and beyond the Invesco Aim community. In the online survey, 87% of the respondents felt it was either somewhat or very important to hear directly from the Board, with 55% saying it was very important. MorningstarTM, the mutual fund tracking company, also commented favorably on this channel of communication in its fall 2007 update of fund stewardship grades, where Invesco Aim was one of fewer than 10 fund boards to get an A for board quality, according to BoardIQ (11/13/07).

In other news, Ruth Quigley retired from your Board at the end of 2007, and we thank her for her many years of dedicated service. Larry Soll has assumed Ruth’s place as a vice chair of the Investments Committee. The Valuation Committee, which Ruth used to chair, has been reorganized as the Valuation, Distribution and Proxy Oversight Committee under the chairmanship of Carl

Frischling. The elevation of proxy oversight to standing committee status responds to suggestions from shareholders. In addition, Prema Mathai-Davis assumed my seat on the Governance Committee, and I moved to the Audit Committee.

Your Board looks forward to another year of diligent effort on your behalf, and we are even more strongly motivated by your feedback. The invitation remains open to e-mail me at bruce@brucecrockett.com. I look forward to hearing from you.

Sincerely,

/s/ Bruce L. Crockett

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

May 19, 2008

3

Management’s Discussion of Fund Performance

Performance summary

Although historically known for their defensive nature and stability during economic downturns, utilities stocks, in general, finished in negative territory for the fiscal year ended March 31, 2008. AIM Utilities Fund was not immune to this market environment. However, the Fund fared better than its peers, as measured by the Lipper Utility Funds Index, as well as its broad market index, the S&P 500 Index. Fund performance benefited from utilities operating in deregulated power markets, with significant nuclear or natural gas exposure.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 3/31/07 to 3/31/08, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.20%
Class B Shares	-0.53
Class C Shares	-0.52
Investor Class Shares	0.22
S&P 500 Index ‚ (Broad Market Index)	-5.08
Lipper Utility Funds Index ‚ (Peer Group Index)	-1.95

‚Lipper Inc.

How we invest

We invest primarily in natural gas, electricity and telecommunication services companies, selecting stocks based on our empirical research of individual companies. Our fundamental analysis focuses on positive cash flows and predictable earnings. Companies considered for inclusion typically exhibit strong balance sheets, competent management and sustainable dividends and distributions.

We look for companies that could potentially benefit from industry trends, such as increased demand for certain products and deregulation of state markets that are attractively valued relative to the rest of the market. We also monitor and may adjust industry and position weights according to prevailing economic trends such as gross domestic product (GDP) growth and interest rate changes.

We control risk by:

•	Diversifying across most industries and sub-industries within the utilities sector.
•	Owning both regulated and unregulated utilities - unregulated companies typically provide greater growth potential, while regulated firms provide more stable dividends and principal.
•	Generally avoiding excessive concentration of assets in a small number of stocks.
•	Maintaining a reasonable cash position to avoid having to sell stocks during market downturns.

We may sell a stock for any of the following reasons:

•	Earnings growth is threatened because of deterioration in the firm’s fundamentals or change in the operating environment.
•	Valuation becomes too high.
•	Corporate strategy changes.

Market conditions and your Fund

Many factors contributed to the negative performance of most major market indexes for the year ended March 31, 2008. The chief catalyst was mainly the ongoing subprime loan crisis and its far-reaching effects on overall credit availability. Additionally, record high crude oil prices, falling home values and the declining U.S. dollar placed significant pressure on the purchasing power of the U.S. consumer. More recently, recessionary concerns and a possible deterioration of corporate earnings sparked an increase in market volatility.

Against this backdrop, energy, consumer staples and materials were among the best performing sectors of the S&P 500 Index. (1) Conversely, financials, consumer discretionary and telecommunication services were the weakest performing sectors.(1)

In six separate moves beginning in September 2007, the U.S. Federal Reserve Board (the Fed) lowered the federal funds target rate from 5.25% to 2.25% in an effort to inject liquidity into the weakening credit markets.(2) Utilities stocks tend to be sensitive to interest rate movements because they generally pay dividends and are particularly attractive when interest rates are low. Indeed, current yields have benefited utilities stocks, causing the sector to outperform the broad market as measured by the S&P 500 Index.(1)

For the fiscal year ended March 31, 2008, our holdings in electric utilities and gas utilities had the most positive impact on Fund performance. Multi-utilities and wireless telecommunication services stocks, on the other hand, detracted from Fund performance.

Top contributors to Fund performance during the fiscal year included Exelon, Questar and Equitable Resources.

Portfolio Composition

By Industry
Electric Utilities	35.0%
Multi-Utilities	24.7
Integrated Telecommunications Services	12.8
Gas Utilities	10.8
Oil & Gas Storage & Transportation	8.2
Independent Power Producers & Energy Traders	6.5
Money Market Funds Plus Other Assets Less Liabilities	2.0

Top 10 Equity Holdings*

1.	AT&T Inc.	6.0%
2.	Exelon Corp.	4.9
3.	Entergy Corp.	4.4
4.	FPL Group, Inc.	4.2
5.	El Paso Corp.	3.7
6.	Williams Cos., Inc. (The)	3.5
7.	Edison International	3.5
8.	Verizon Communications Inc.	3.5
9.	Sempra Energy	3.5
10.	NRG Energy, Inc.	3.4

Total Net Assets	$399.72 million

Total Number of Holdings*	36

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

4

Exelon, the largest domestic nuclear power generator, has benefited from wide profit margins resulting from the combination of increases in power prices and relatively steady costs associated with operating existing nuclear plants. Integrated gas utilities Questar and Equitable Resources attracted investor interest during the period, which was largely driven by exploration and production expansion plans. Equitable Resources is the largest acreage holder in the Appalachian basin, while Questar holds significant claim to natural gas producing basins in the West.

Regulated utilities were the largest detractors from Fund performance during the year. Specifically, multi-utility holdings CMS Energy, PG&E and Sempra Energy negatively affected Fund performance. CMS Energy, which operates as a predominately regulated utility in Michigan, experienced regulatory difficulties during the fiscal year and was hurt by negative sentiment regarding the stability of the auto manufacturer focused Michigan economy. Fully regulated Central and Northern California electric utility provider PG&E was affected by negative investor perception of the adverse conditions in the California housing market. Sempra Energy, which distributes natural gas and electricity in Southern California, was affected by similar negative investor sentiment. We continued to own these stocks, and in some cases, added to our positions by taking advantage of share price declines.

During the past five calendar years, the reduced federal income tax rate for qualified dividends has made utilities stocks attractive to many investors. However, based on campaign rhetoric associated with 2008 presidential and congressional elections, we remained modestly concerned about the possible repeal of the dividend tax cut. Interest rate and inflationary trends also presented a cause for concern.

Because carbon dioxide emissions remain a popular topic with legislators, we positioned the Fund with more exposure to natural gas and nuclear power companies. Natural gas produces one-third as much carbon dioxide emissions as coal. Nuclear power generation produces no greenhouse gas emissions. During the fiscal year, we purchased ONEOK, which processes and distributes natural gas to Oklahoma, Kansas and Texas, and Public Service Enterprise Group, which supplies nuclear power to the Northeast and Mid-Atlantic markets. Additionally, we continued to maintain our focus on holding what we believed were favorably priced stocks of strong companies with reasonable growth prospects and attractive dividend yields.

As always, we thank you for your continued investment, and welcome any new investors to AIM Utilities Fund.

(1) Lipper Inc.

(2) U.S. Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Aim Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Aim Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures later in this report.

[Segner
Photo]

John Segner

Senior portfolio manager, lead portfolio manager of AIM Utilities Fund since December 2003. He has more than 20 years of experience in the energy and investment industries. Before joining the Fund’s advisor in 1997, he was a managing director and principal with an investment management company that focused exclusively on publicly-traded energy stocks. Prior to that, he held positions with several energy companies. Mr. Segner holds a B.S. in civil engineering from the University of Alabama and an M.B.A. with a concentration in finance from The University of Texas at Austin.

Assisted by the Energy/Gold/Utilities Team

5

Your Fund’s Long-Term Performance

[MOUNTAIN CHART]

Results of a $10,000 Investment – Investor Class Shares (Oldest Share Class)

Index data from 5/31/86, Fund data from 6/2/86

	AIM Utilities Fund-
Date	Investor Class Shares	S&P 500 Index(1)
5/31/86		$10000
6/86	$10363	10169
7/86	10726	9601
8/86	11338	10312
9/86	10563	9460
10/86	10999	10006
11/86	11100	10249
12/86	10898	9987
1/87	11793	11332
2/87	11553	11779
3/87	11415	12119
4/87	10967	12012
5/87	10904	12116
6/87	11285	12728
7/87	11247	13373
8/87	11634	13871
9/87	11415	13567
10/87	10623	10646
11/87	10200	9768
12/87	10358	10511
1/88	11240	10953
2/88	11079	11461
3/88	10744	11108
4/88	10757	11231
5/88	11164	11326
6/88	11462	11846
7/88	11313	11801
8/88	11258	11401
9/88	11573	11886
10/88	11916	12217
11/88	11916	12042
12/88	11833	12252
1/89	12182	13149
2/89	12055	12822
3/89	12350	13120
4/89	12953	13801
5/89	13663	14357
6/89	13777	14276
7/89	14671	15564
8/89	14828	15868
9/89	15157	15803
10/89	14592	15437
11/89	15073	15750
12/89	15555	16128
1/90	14493	15046
2/90	14367	15239
3/90	14210	15643
4/90	13442	15253
5/90	14408	16737
6/90	14456	16624
7/90	14353	16571
8/90	13380	15075
9/90	12997	14343
10/90	13444	14282
11/90	13751	15203
12/90	14001	15626
1/91	13937	16305
2/91	14606	17470
3/91	15145	17892
4/91	15193	17935
5/91	15670	18706
6/91	14913	17850
7/91	15471	18681
8/91	16085	19122
9/91	16367	18802
10/91	16681	19054
11/91	16949	18289
12/91	17910	20377
1/92	17355	19998
2/92	17541	20256
3/92	17220	19863
4/92	17430	20445
5/92	17939	20545
6/92	17889	20240
7/92	18678	21066
8/92	18472	20636
9/92	18437	20878
10/92	18690	20950
11/92	19282	21661
12/92	19845	21927
1/93	20337	22110
2/93	20282	22411
3/93	21325	22884
4/93	21468	22331
5/93	22606	22927
6/93	23202	22994

(1) Lipper Inc.

Past performance cannot guarantee comparable future results.

The performance data shown in the first chart above is that of the Fund’s Investor class shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Investor Class shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.

The performance data shown in the second chart above is that of the Fund’s Class C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class C shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.

Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment.

6

7/93	23694	22901
8/93	24389	23768
9/93	24425	23586
10/93	24269	24073
11/93	23492	23844
12/93	24049	24132
1/94	24258	24952
2/94	23530	24275
3/94	22530	23219
4/94	22537	23516
5/94	22147	23901
6/94	21804	23316
7/94	22469	24081
8/94	22745	25066
9/94	22468	24453
10/94	22513	25002
11/94	21864	24093
12/94	21655	24449
1/95	21934	25083
2/95	22144	26059
3/95	22355	26827
4/95	22800	27617
5/95	23532	28719
6/95	23673	29385
7/95	23957	30359
8/95	24647	30434
9/95	25527	31718
10/95	25550	31605
11/95	26201	32991
12/95	27126	33626
1/96	27362	34769
2/96	27630	35093
3/96	27802	35431
4/96	29030	35952
5/96	28958	36878
6/96	29424	37019
7/96	28215	35384
8/96	28708	36132
9/96	29004	38163
10/96	29944	39215
11/96	30713	42177
12/96	30587	41342
1/97	30863	43923
2/97	30783	44268
3/97	29459	42452
4/97	29677	44984
5/97	31199	47735
6/97	32613	49857
7/97	33050	53823
8/97	31952	50810
9/97	34253	53591
10/97	34239	51803
11/97	36444	54199
12/97	38041	55129
1/98	38158	55739
2/98	39689	59756
3/98	42919	62814
4/98	41735	63457
5/98	41309	62368
6/98	42247	64899
7/98	41934	64213
8/98	37757	54936
9/98	40646	58458
10/98	42264	63206
11/98	43785	67035
12/98	47283	70896
1/99	47964	73859
2/99	47058	71564
3/99	47524	74427
4/99	50299	77309
5/99	51884	75485
6/99	52646	79663
7/99	52557	77186
8/99	49766	76804
9/99	50149	74701
10/99	52075	79426
11/99	53429	81041
12/99	56677	85807
1/00	59863	81497
2/00	62676	79956
3/00	64569	87773
4/00	60114	85133
5/00	57775	83388
6/00	58532	85441
7/00	57326	84107
8/00	60812	89328
9/00	62229	84613
10/00	60132	84254
11/00	54732	77617
12/00	59028	77997
1/01	58019	80763
2/01	56400	73404
3/01	54776	68756
4/01	57953	74095
5/01	54603	74592
6/01	49077	72777
7/01	45995	72060
8/01	43015	67554
9/01	37462	62099
10/01	38447	63284
11/01	38785	68137
12/01	38975	68734
1/02	35534	67732
2/02	34240	66425
3/02	36517	68924
4/02	35524	64747
5/02	34050	64272
6/02	32436	59695
7/02	29471	55043
8/02	29919	55403
9/02	27810	49388
10/02	29167	53730
11/02	29654	56890
12/02	30289	53549
1/03	29204	52149
2/03	28363	51366
3/03	28851	51863
4/03	30296	56133
5/03	32975	59088
6/03	33123	59842
7/03	31526	60898
8/03	31845	62083
9/03	32708	61426
10/03	33100	64899
11/03	33511	65469
12/03	35632	68900
1/04	36099	70165
2/04	36889	71140
3/04	36786	70067
4/04	35775	68968
5/04	36136	69913
6/04	36801	71272
7/04	37419	68913
8/04	38399	69189
9/04	39321	69939
10/04	40972	71007
11/04	43615	73879
12/04	44658	76393
1/05	44622	74531
2/05	45992	76098
3/05	46019	74752
4/05	46318	73335
5/05	47027	75666
6/05	49186	75775
7/05	51055	78592
8/05	52740	77875
9/05	54949	78505
10/05	51488	77196
11/05	51451	80113
12/05	52198	80141
1/06	54312	82263
2/06	54616	82486
3/06	53299	83512
4/06	54285	84633
5/06	54817	82200
6/06	56139	82309
7/06	58704	82817
8/06	60348	84784
9/06	59400	86968
10/06	62133	89800
11/06	64438	91505
12/06	65359	92789
1/07	65863	94191
2/07	67911	92354
3/07	70892	93385
4/07	74068	97520
5/07	76468	100920
6/07	73516	99244
7/07	70480	96171
8/07	71340	97610
9/07	74786	101257
10/07	79243	102867
11/07	77523	98565
12/07	78446	97883
1/08	72915	92012
2/08	70837	89026
3/08	71022	88641

[MOUNTAIN CHART]

Results of a $10,000 Investment – Class C Shares (Oldest Share Class with Sales Charges)

Index data from 1/31/00, Fund data from 2/14/00

	AIM Utilities Fund-		Lipper Utility Funds
Date	Class C Shares	S&P 500 Index(1)	Index(1)
1/31/00		$10000	$10000
2/00	$9960	9811	10029
3/00	10258	10770	10516
4/00	9549	10446	10096
5/00	9167	10232	9991
6/00	9283	10484	9980
7/00	9088	10320	9934
8/00	9636	10961	10635
9/00	9853	10382	10977
10/00	9510	10338	10689
11/00	8653	9524	10130
12/00	9327	9571	10661
1/01	9161	9910	10390
2/01	8898	9007	10174
3/01	8635	8437	9957
4/01	9134	9092	10508
5/01	8597	9153	10278
6/01	7719	8930	9636
7/01	7235	8842	9335
8/01	6757	8289	9002
9/01	5881	7620	8452
10/01	6032	7765	8259
11/01	6080	8361	8216
12/01	6107	8434	8385
1/02	5565	8311	7939
2/02	5360	8151	7717
3/02	5709	8457	8203
4/02	5554	7945	7885
5/02	5323	7886	7634
6/02	5063	7325	7143
7/02	4600	6754	6379
8/02	4664	6798	6518
9/02	4333	6060	5925
10/02	4539	6593	6184
11/02	4615	6981	6423
12/02	4696	6571	6481
1/03	4517	6399	6287
2/03	4387	6303	6075
3/03	4462	6364	6210
4/03	4680	6888	6633
5/03	5087	7250	7182
6/03	5105	7343	7279
7/03	4855	7472	7019
8/03	4898	7618	7046
9/03	5032	7537	7187
10/03	5087	7963	7359
11/03	5139	8033	7436
12/03	5465	8454	7880
1/04	5531	8610	8046
2/04	5652	8729	8215
3/04	5631	8597	8214
4/04	5477	8463	8020
5/04	5521	8579	8050
6/04	5624	8745	8214
7/04	5712	8456	8287
8/04	5862	8490	8504
9/04	5997	8582	8696
10/04	6248	8713	9049
11/04	6644	9065	9471
12/04	6801	9374	9763
1/05	6784	9145	9765
2/05	6992	9338	10011
3/05	6988	9172	10027
4/05	7033	8999	10109
5/05	7134	9285	10281
6/05	7459	9298	10754
7/05	7736	9644	11085
8/05	7985	9556	11267
9/05	8315	9633	11635
10/05	7787	9472	11044
11/05	7775	9830	11150
12/05	7878	9834	11228
1/06	8197	10094	11684
2/06	8238	10121	11778
3/06	8035	10247	11634
4/06	8178	10385	11839
5/06	8247	10086	11846
6/06	8446	10100	12083

(1) Lipper Inc.

7/06	8825	10162	12596
8/06	9066	10403	12887
9/06	8919	10671	12868
10/06	9322	11019	13506
11/06	9667	11228	14004
12/06	9793	11386	14247
1/07	9863	11558	14364
2/07	10168	11332	14675
3/07	10607	11459	15272
4/07	11074	11966	15883
5/07	11427	12383	16465
6/07	10982	12178	15836
7/07	10519	11801	15266
8/07	10641	11977	15390
9/07	11146	12425	16091
10/07	11808	12622	16974
11/07	11541	12094	16638
12/07	11674	12011	16698
1/08	10842	11290	15510
2/08	10527	10924	15060
3/08	10544	10877	14974

Average Annual Total Returns

As of 3/31/08, including maximum applicable sales charges

Class A Shares
Inception(3/28/02)	10.60%
5Years	18.34
1Year	-5.33

Class B Shares
Inception(3/28/02)	10.85
5Years	18.63
1Year	-5.46

Class C Shares
Inception(2/14/00)	0.65%
5Years	18.77
1Year	-1.51

Investor Class Shares
Inception(6/2/86)	9.40%
10Years	5.16
5Years	19.74
1Year	0.22

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Investor Class shares was 1.32%, 2.07%, 2.07% and 1.32%, respectively.(1) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Investor Class shares was 1.42%, 2.17%, 2.17% and 1.42%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses in the past, performance would have been lower.

(1)          Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2008. See current prospectus for more information.

7

AIM Utilities Fund’s investment objectives are capital growth and income.

•    Unless otherwise stated, information presented in this report is as of March 31, 2008, and is based on total net assets.

•    Unless otherwise noted, all data provided by Invesco Aim.

About share classes

•             Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

•             Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

Principal risks of investing in the Fund

•             Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

•             Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•             Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

•             There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

•             The prices of securities held by the Fund may decline in response to market risks.

•             The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

•             Government regulation, difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for generation of electricity, availability of natural gas, risks associated with power marketing and trading, and risks associated with nuclear power facilities may adversely affect the market value of the Fund’s holdings.

•             Although the fund’s return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the fund will have favorable IPO investment opportunities in the future.

About indexes used in this report

•             The S&P 500—registered trademark— Index is a market capitalization-weighted index covering all major areas of the U.S. economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry.

•             The Lipper Utility Funds Index is an equally weighted representation of the largest funds in the Lipper Utility Funds category. These funds invest primarily in the equity securities of domestic and foreign companies providing utilities.

•             The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

•             A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

•             The returns shown in the management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•             Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSC I Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IAUTX
Class B Shares	IBUTX
Class C Shares	IUTCX
Investor Class Shares	FSTUX

8

Supplement to Annual Report dated 3/31/08

AIM Utilities Fund

Institutional Class Shares

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings.  Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average annual total returns

For periods ended 3/31/08

Inception (10/25/05)	14.92%
1 Year	0.63

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this supplement for Institutional Class shares was 0.92%. The expense ratios presented above may vary from the expense ratios presented in other sections of the actual report that are based on expenses incurred during the period covered by the report.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800 451 4246 or visit invescoaim.com.

Nasdaq Symbol	FSIUX

Over for information on your Fund’s expenses.

This supplement must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

invescoaim.com                   I-UTI-INS-1                   Invesco Aim Distributors, Inc.

[Invesco
Aim
Logo]
– service mark –

Schedule of Investments(a)

March 31, 2008

	Shares	Value
Common Stocks–97.92%
Electric Utilities–35.01%
Duke Energy Corp.	647,000	$11,548,950
E.ON A.G. (Germany)	65,000	12,032,693
Edison International	285,000	13,970,700
Enel S.p.A. (Italy)(b)	500,000	5,313,747
Entergy Corp.	160,000	17,452,800
Exelon Corp.	240,000	19,504,800
FirstEnergy Corp.	170,000	11,665,400
FPL Group, Inc.	265,000	16,626,100
Pepco Holdings, Inc.	370,000	9,146,400
Portland General Electric Co.	260,000	5,863,000
PPL Corp.	258,000	11,847,360
Southern Co.	140,000	4,985,400
		139,957,350
Gas Utilities–10.82%
AGL Resources Inc.	258,000	8,854,560
Equitable Resources, Inc.	225,000	13,252,500
ONEOK, Inc.	200,000	8,926,000
Questar Corp.	216,000	12,216,960
		43,250,020
Independent Power Producers & Energy Traders–6.47%
Constellation Energy Group Inc.	140,000	12,357,800
NRG Energy, Inc.(c)	346,000	13,490,540
		25,848,340
Integrated Telecommunication Services–12.78%
Alaska Communications Systems Group Inc.	1,075,000	13,158,000
AT&T Inc.	626,000	23,975,800
Verizon Communications Inc.	383,000	13,960,350
		51,094,150

	Shares	Value
Multi-Utilities–24.66%
Ameren Corp.	250,000	$11,010,000
CMS Energy Corp.	700,000	9,478,000
Dominion Resources, Inc.	260,000	10,618,400
National Grid PLC (United Kingdom)	570,000	7,821,415
OGE Energy Corp.	75,000	2,337,750
PG&E Corp.	255,000	9,389,100
Public Service Enterprise Group Inc.	220,000	8,841,800
SCANA Corp.	70,000	2,560,600
Sempra Energy	260,000	13,852,800
Veolia Environnement (France)	110,000	7,668,693
Wisconsin Energy Corp.	137,000	6,026,630
Xcel Energy, Inc.	450,000	8,977,500
		98,582,688
Oil & Gas Storage & Transportation–8.18%
El Paso Corp.	890,000	14,809,600
Spectra Energy Corp.	170,000	3,867,500
Williams Cos., Inc. (The)	425,000	14,016,500
		32,693,600
Total Common Stocks (Cost $307,680,571)		391,426,148
Money Market Funds–2.35%
Liquid Assets Portfolio–Institutional Class(d)	4,690,105	4,690,105
Premier Portfolio–Institutional Class(d)	4,690,105	4,690,105
Total Money Market Funds (Cost $9,380,210)		9,380,210
TOTAL INVESTMENTS–100.27% (Cost $317,060,781)		400,806,358
OTHER ASSETS LESS LIABILITIES–(0.27)%		(1,083,396)
NET ASSETS–100.00%		$399,722,962

Notes to Schedule of Investments:

(a)  Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.

(b)  In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The value of this security at March 31, 2008 represented 1.33% of the Fund's Net Assets. See Note 1A.

(c)  Non-income producing security.

(d)  The money market fund and the Fund are affiliated by having the same investment advisor.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Utilities Fund
9

Statement of Assets and Liabilities

March 31, 2008

Assets:
Investments, at value (cost $307,680,571)	$391,426,148
Investments in affiliated money market funds (cost $9,380,210)	9,380,210
Total investments (cost $317,060,781)	400,806,358
Foreign currencies, at value (cost $39)	39
Receivables for:
Fund shares sold	679,483
Dividends	912,040
Fund expenses absorbed	18,108
Investment for trustee deferred compensation and retirement plans	70,339
Other assets	47,064
Total assets	402,533,431
Liabilities:
Payables for:
Investments purchased	1,885,033
Fund shares reacquired	432,386
Trustee deferred compensation and retirement plans	102,220
Accrued distribution fees	127,196
Accrued trustees' and officer's fees and benefits	4,223
Accrued transfer agent fees	148,733
Accrued operating expenses	110,678
Total liabilities	2,810,469
Net assets applicable to shares outstanding	$399,722,962
Net assets consist of:
Shares of beneficial interest	$326,910,463
Undistributed net investment income	215,793
Undistributed net realized gain (loss)	(11,150,247)
Unrealized appreciation	83,746,953
$399,722,962

Net Assets:
Class A	$214,352,066
Class B	$47,990,412
Class C	$23,176,237
Investor Class	$95,682,225
Institutional Class	$18,522,022
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	11,978,811
Class B	2,673,435
Class C	1,280,880
Investor Class	5,303,266
Institutional Class	1,035,254
Class A:
Net asset value per share	$17.89
Maximum offering price per share (Net asset value of $17.89 ÷ 94.50%)	$18.93
Class B:
Net asset value and offering price per share	$17.95
Class C:
Net asset value and offering price per share	$18.09
Investor Class:
Net asset value and offering price per share	$18.04
Institutional Class:
Net asset value and offering price per share	$17.89

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Utilities Fund
10

Statement of Operations

For the year ended March 31, 2008

Investment income:
Dividends (net of foreign withholding taxes of $127,353)	$11,571,548
Dividends from affiliated money market funds (includes securities lending income of $179,497)	867,747
Total investment income	12,439,295
Expenses:
Advisory fees	3,055,508
Administrative services fees	135,733
Custodian fees	33,440
Distribution fees:
Class A	545,844
Class B	514,464
Class C	233,662
Investor Class	270,367
Transfer agent fees — A, B, C and Investor	978,536
Transfer agent fees — Institutional	8,213
Trustees' and officer's fees and benefits	26,571
Other	254,743
Total expenses	6,057,081
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(161,338)
Net expenses	5,895,743
Net investment income	6,543,552
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	31,409,657
Foreign currencies	(6,203)
31,403,454
Change in net unrealized appreciation (depreciation) of:
Investment securities	(39,702,802)
Foreign currencies	1,160
(39,701,642)
Net realized and unrealized gain (loss)	(8,298,188)
Net increase (decrease) in net assets resulting from operations	$(1,754,636)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Utilities Fund
11

Statement of Changes In Net Assets

For the years ended March 31, 2008 and 2007

	2008	2007
Operations:
Net investment income	$6,543,552	$6,087,717
Net realized gain	31,403,454	33,010,103
Change in net unrealized appreciation (depreciation)	(39,701,642)	54,523,220
Net increase (decrease) in net assets resulting from operations	(1,754,636)	93,621,040
Distributions to shareholders from net investment income:
Class A	(3,637,695)	(3,468,997)
Class B	(462,409)	(551,443)
Class C	(217,456)	(163,522)
Investor Class	(1,773,609)	(1,823,569)
Institutional Class	(320,758)	(56,082)
Decrease in net assets resulting from distributions	(6,411,927)	(6,063,613)
Share transactions—net:
Class A	3,849,502	31,857,689
Class B	(1,024,495)	(4,000,356)
Class C	6,423,525	2,815,318
Investor Class	(8,900,355)	(2,573,026)
Institutional Class	13,776,456	3,757,205
Net increase in net assets resulting from share transactions	14,124,633	31,856,830
Net increase in net assets	5,958,070	119,414,257
Net assets:
Beginning of year	393,764,892	274,350,635
End of year (including undistributed net investment income of $215,793 and $90,371, respectively)	$399,722,962	$393,764,892

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Utilities Fund
12

Notes to Financial Statements

March 31, 2008

NOTE 1—Significant Accounting Policies

AIM Utilities Fund (the "Fund") is a series portfolio of AIM Sector Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund's investment objectives are capital growth and income.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity.

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B.  Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds as received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.  Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, Invesco Aim may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D.  Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.  Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the tax period.

F.  Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.  Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H.  Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.  Other Risks — The Fund's investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund's investments may tend to rise and fall more rapidly.

A large percentage of the Fund's assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund's overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

Government regulation, difficulties in obtaining adequate financing and investment return, environmental issues, prices of fuel for generation of electricity, availability of natural gas, risks associated with power marketing and trading, and risks associated with nuclear power facilities may adversely affect the market value of the Fund's holdings.

J.  Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the

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Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities.

K.  Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

L.  Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

Under the terms of a master sub-advisory agreement approved by shareholders of the Fund on February 29, 2008, to be effective as of May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and AIM Funds Management Inc. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

The Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Investor Class and Institutional Class shares to 1.30%, 2.05%, 2.05%, 1.30% and

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1.05% of average daily net assets, respectively, through at least June 30, 2008. In determining the Advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with Invesco Ltd. ("Invesco") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund.

The Advisor has contractually agreed, through at least June 30, 2008, to waive advisory fees in an amount equal to 100% of the advisory fee the Advisor receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund).

For the year ended March 31, 2008, the Advisor waived advisory fees of $15,348 and reimbursed $112,190 of class level expenses of Class A, Class B, Class C and Investor Class shares in proportion to the relative net assets of such classes.

At the request of the Trustees of the Trust, Invesco agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended March 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $4,885.

The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended March 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended March 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended March 31, 2008, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2008, IADI advised the Fund that IADI retained $125,519 in front-end sales commissions from the sale of Class A shares and $605, $40,416 and $5,849 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3—Expense Offset Arrangement

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended March 31, 2008, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $28,915.

NOTE 4—Trustees' and Officer's Fees and Benefits

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

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During the year ended March 31, 2008, the Fund paid legal fees of $3,560 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5—Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company ("SSB"), the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

Additionally, the Fund participates in an uncommitted unsecured revolving credit facility with SSB. The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by Invesco Aim, which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended March 31, 2008, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended March 31, 2008 and 2007 was as follows:

	2008	2007
Distributions paid from ordinary income	$6,411,927	$6,063,613

Tax Components of Net Assets:

As of March 31, 2008, the components of net assets on a tax basis were as follows:

2008
Undistributed ordinary income	$306,127
Net unrealized appreciation–investments	83,226,354
Temporary book/tax differences	(87,984)
Capital loss carryforward	(10,629,648)
Post-October currency loss deferral	(2,350)
Shares of beneficial interest	326,910,463
Total net assets	$399,722,962

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $1,376.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of March 31, 2008 to utilizing $4,978,526 of capital loss carryforward in the fiscal year ended March 31, 2009.

The Fund utilized $31,296,863 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of March 31, 2008 which expires as follows:

Expiration	Capital Loss Carryforward*
March 31, 2010	$6,938,340
March 31, 2011	3,387,600
March 31, 2013	303,708
Total capital loss carryforward	$10,629,648

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

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NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended March 31, 2008 was $123,301,394 and $98,607,091, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$95,581,863
Aggregate unrealized (depreciation) of investment securities	(12,356,885)
Net unrealized appreciation of investment securities	$83,224,978

Cost of investments for tax purposes is $317,581,380.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on March 31, 2008, undistributed net investment income was decreased by $6,203, undistributed net realized gain (loss) was increased by $6,203. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors.

Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to a CDSC. Class B shares and Class C shares are sold with a CDSC. Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or the about month-end which is at least eight years after the date of purchase.

Changes in Shares Outstanding

	Year ended March 31,
	2008(a)		2007
	Shares	Amount	Shares	Amount
Sold:
Class A	4,629,227	$87,647,510	4,797,985	$74,934,437
Class B	984,708	18,684,912	988,135	15,509,813
Class C	1,121,305	21,657,595	570,686	9,084,763
Investor Class	1,722,790	33,199,501	1,101,565	17,678,603
Institutional Class	1,082,585	19,964,451	243,708	3,959,498
Issued as reinvestment of dividends:
Class A	175,742	3,302,538	199,779	3,110,511
Class B	22,106	416,441	31,966	489,479
Class C	10,617	201,639	9,455	147,243
Investor Class	89,242	1,691,405	110,738	1,733,419
Institutional Class	17,003	320,758	3,443	56,082
Automatic conversion of Class B shares to Class A shares:
Class A	391,902	7,322,854	330,474	5,190,983
Class B	(390,878)	(7,322,854)	(329,541)	(5,190,983)
Reacquired:
Class A	(5,024,031)	(94,423,400)	(3,279,773)	(51,378,242)
Class B	(679,532)	(12,802,994)	(952,554)	(14,808,665)
Class C	(816,273)	(15,435,709)	(411,182)	(6,416,688)
Investor Class	(2,343,857)	(43,791,261)	(1,410,976)	(21,985,048)
Institutional Class	(347,098)	(6,508,753)	(16,026)	(258,375)
	645,558	$14,124,633	1,987,882	$31,856,830

(a)  There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 6% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Inveso Aim affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.

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NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended March 31,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$18.15		$13.92	$12.28	$10.10	$8.13
Income from investment operations:
Net investment income	0.32	(a)	0.31	0.28	0.30 (a)	0.22 (a)
Net gains (losses) on securities (both realized and unrealized)	(0.27)		4.23	1.65	2.18	1.98
Total from investment operations	0.05		4.54	1.93	2.48	2.20
Less dividends from net investment income	(0.31)		(0.31)	(0.29)	(0.30)	(0.23)
Net asset value, end of period	$17.89		$18.15	$13.92	$12.28	$10.10
Total return(b)	0.20%		33.05%	15.74%	24.95%	27.33%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$214,352		$214,289	$135,835	$113,325	$101,899
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.31	%(c)	1.31%	1.30%	1.40%	1.40%
Without fee waivers and/or expense reimbursements	1.34	%(c)	1.41%	1.46%	1.46%	1.77%
Ratio of net investment income to average net assets	1.69	%(c)	2.01%	2.06%	2.76%	2.27%
Portfolio turnover rate	25%		33%	37%	33%	101%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(c)  Ratios are based on average daily net assets of $218,337,601.

	Class B
	Year ended March 31,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$18.21		$13.97	$12.32	$10.13	$8.15
Income from investment operations:
Net investment income	0.18	(a)	0.20	0.18	0.23 (a)	0.16 (a)
Net gains (losses) on securities (both realized and unrealized)	(0.27)		4.24	1.66	2.19	1.98
Total from investment operations	(0.09)		4.44	1.84	2.42	2.14
Less dividends from net investment income	(0.17)		(0.20)	(0.19)	(0.23)	(0.16)
Net asset value, end of period	$17.95		$18.21	$13.97	$12.32	$10.13
Total return(b)	(0.53)%		32.02%	14.92%	24.17%	26.47%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$47,990		$49,840	$41,888	$35,303	$34,606
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.06	%(c)	2.06%	2.05%	2.05%	2.05%
Without fee waivers and/or expense reimbursements	2.09	%(c)	2.16%	2.21%	2.21%	2.79%
Ratio of net investment income to average net assets	0.94	%(c)	1.26%	1.31%	2.11%	1.62%
Portfolio turnover rate	25%		33%	37%	33%	101%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(c)  Ratios are based on average daily net assets of $51,446,437.

AIM Utilities Fund
19

NOTE 10—Financial Highlights—(continued)

	Class C
	Year ended March 31,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$18.35		$14.08	$12.41	$10.21	$8.22
Income from investment operations:
Net investment income	0.18	(a)	0.20	0.18	0.23 (a)	0.16 (a)
Net gains (losses) on securities (both realized and unrealized)	(0.27)		4.27	1.68	2.20	1.98
Total from investment operations	(0.09)		4.47	1.86	2.43	2.14
Less dividends from net investment income	(0.17)		(0.20)	(0.19)	(0.23)	(0.15)
Net asset value, end of period	$18.09		$18.35	$14.08	$12.41	$10.21
Total return(b)	(0.52)%		31.99%	14.98%	24.08%	26.17%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$23,176		$17,711	$11,208	$6,900	$6,437
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	2.06	%(c)	2.06%	2.05%	2.05%	2.05%
Without fee waivers and/or expense reimbursements	2.09	%(c)	2.16%	2.21%	2.21%	3.14%
Ratio of net investment income to average net assets	0.94	%(c)	1.26%	1.31%	2.11%	1.62%
Portfolio turnover rate	25%		33%	37%	33%	101%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(c)  Ratios are based on average daily net assets of $23,366,247.

	Investor Class
	Year ended March 31,
	2008		2007	2006	2005	2004
Net asset value, beginning of period	$18.30		$14.04	$12.38	$10.18	$8.19
Income from investment operations:
Net investment income	0.32	(a)	0.32	0.28	0.31 (a)	0.22 (a)
Net gains (losses) on securities (both realized and unrealized)	(0.27)		4.26	1.67	2.21	2.01
Total from investment operations	0.05		4.58	1.95	2.52	2.23
Less dividends from net investment income	(0.31)		(0.32)	(0.29)	(0.32)	(0.24)
Net asset value, end of period	$18.04		$18.30	$14.04	$12.38	$10.18
Total return(b)	0.22%		33.00%	15.79%	25.08%	27.50%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$95,682		$106,793	$84,701	$79,536	$69,065
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.31	%(c)	1.31%	1.30%	1.30%	1.30%
Without fee waivers and/or expense reimbursements	1.34	%(c)	1.41%	1.46%	1.46%	2.01%
Ratio of net investment income to average net assets	1.69	%(c)	2.01%	2.06%	2.86%	2.37%
Portfolio turnover rate	25%		33%	37%	33%	101%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(c)  Ratios are based on average daily net assets of $108,146,900.

AIM Utilities Fund
20

NOTE 10—Financial Highlights—(continued)

	Institutional Class
	Year ended March 31,			October 25, 2005 (commencement date) to March 31,
	2008		2007	2006
Net asset value, beginning of period	$18.15		$13.92	$13.48
Income from investment operations:
Net investment income	0.40	(a)	0.36	0.13
Net gains (losses) on securities (both realized and unrealized)	(0.27)		4.24	0.46
Total from investment operations	0.13		4.60	0.59
Less dividends from net investment income	(0.39)		(0.37)	(0.15)
Net asset value, end of period	$17.89		$18.15	$13.92
Total return(b)	0.63%		33.54%	4.34%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$18,522		$5,132	$719
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	0.89	%(c)	0.91%	0.92	%(d)
Without fee waivers and/or expense reimbursements	0.89	%(c)	0.91%	1.05	%(d)
Ratio of net investment income to average net assets	2.11	%(c)	2.41%	2.44	%(d)
Portfolio turnover rate(e)	25%		33%	37%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(c)  Ratios are based on average daily net assets of $14,934,758.

(d)  Annualized.

(e)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 11—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On July 6, 2007, the Securities and Exchange Commission ("SEC") published notice of two proposed distribution plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. Comments on the Distribution Plans were due no later than August 6, 2007 and the Distribution Plans are awaiting final approval by the SEC. Distributions from the Fair Funds will begin after the SEC finally approves the Distribution Plans. The proposed Distribution Plans provide for distribution to all eligible investors, for the periods spanning January 1, 2000 through July 31, 2003 (for the IFG Fair Fund) and January 1, 2001 through September 30, 2003 (for the Invesco Aim Fair Fund), their proportionate share of the applicable Fair Fund to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the Distribution Plans have not received final approval from the SEC and distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

Pending Litigation and Regulatory Inquiries

On August 30, 2005, the West Virginia Office of the State Auditor—Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and

AIM Utilities Fund
21

NOTE 11—Legal Proceedings—(continued)

conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

•  that the defendants permitted improper market timing and related activity in the AIM Funds; and

•  that certain AIM Funds inadequately employed fair value pricing. The parties settled this case and it was dismissed with prejudice on May 6, 2008.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid.

All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim - and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more Invesco Aim Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.

AIM Utilities Fund
22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds
and Shareholders of AIM Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Utilities Fund (one of the funds constituting AIM Sector Funds, hereafter referred to as the "Fund") at March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

May 15, 2008
Houston, Texas

AIM Utilities Fund
23

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007, through March 31, 2008.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (5% annual return before expenses)
Class	Beginning Account Value (10/01/07)	Ending Account Value (03/31/08)[1]	Expenses Paid During Period[2]	Ending Account Value (03/31/08)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$950.00	$6.34	$1,018.50	$6.56	1.30%
B	1,000.00	946.70	9.98	1,014.75	10.33	2.05
C	1,000.00	946.60	9.98	1,014.75	10.33	2.05
Investor	1,000.00	950.00	6.34	1,018.50	6.56	1.30

1  The actual ending account value is based on the actual total return of the Fund for the period October 1, 2007, through March 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

AIM Utilities Fund
24

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2007, through March 31, 2008.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Actual		Hypothetical (5% annual return before expenses)
Class	Beginning Account Value (10/01/07)	Ending Account Value (03/31/08)[1]	Expenses Paid During Period[2]	Ending Account Value (03/31/08)	Expenses Paid During Period[2]	Annualized Expense Ratio
Institutional	$1,000.00	$952.00	$4.49	$1,020.40	$4.64	0.92%

1  The actual ending account value is based on the actual total return of the Fund for the period October 1, 2007, through March 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

2  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

AIM Utilities Fund

Approval of Sub-Advisory Agreement

At in-person meetings held on December 12-13, 2007, the Board of Trustees of AIM Sector Funds (the “Board”), including a majority of the independent trustees, voting separately, approved the sub-advisory agreement for AIM Utilities Fund (the “Fund”), effective on or about May 1, 2008. In so doing, the Board determined that the sub-advisory agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM Funds Management Inc. (AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. on or prior to December 31, 2008), Invesco Asset Management Deutschland, GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., and Invesco Senior Secured Management, Inc. (collectively, the “Affiliated Sub-Advisors”) under the sub-advisory agreement is fair and reasonable.

The independent trustees met separately during their evaluation of the sub-advisory agreement with independent legal counsel from whom they received independent legal advice, and the independent trustees also received assistance during their deliberations from the independent Senior Officer, a full-time officer of the AIM Funds who reports directly to the independent trustees. The sub-advisory agreement was considered separately for the Fund, although the Board also considered the common interests of all of the AIM Funds in their deliberations. The Board comprehensively considered all of the information provided to them and did not identify any particular factor that was controlling. Furthermore, each trustee may have evaluated the information provided differently from one another and attributed different weight to the various factors.

Set forth below is a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the sub-advisory agreement for the Fund.

A. Nature, Extent and Quality of Services to be Provided by the Affiliated Sub-Advisors

The Board reviewed the services to be provided by the Affiliated Sub-Advisors under the sub-advisory agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Advisors who will provide these services. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisors were appropriate. The Board noted that the Affiliated Sub-Advisors, which have offices and personnel that are geographically dispersed in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques, and providing investment advisory services. The Board concluded that the sub-advisory agreement will benefit the Fund and its shareholders by permitting Invesco Aim to utilize the additional resources and talent of the Affiliated Sub-Advisors in managing the Fund.

B. Fund Performance

The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory agreement for the Fund, as no Affiliated Sub-Advisor currently serves as sub-advisor to the Fund.

C. Sub-Advisory Fees

The Board considered the services to be provided by the Affiliated Sub-Advisors pursuant to the sub-advisory agreement and the services to be provided by Invesco Aim pursuant to the Fund’s advisory agreement, as well as the allocation of fees between Invesco Aim and the Affiliated Sub-Advisors pursuant to the sub-advisory agreement. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Aim to the Affiliated Sub-Advisors, and that Invesco Aim and the Affiliated Sub-Advisors are affiliates. After taking account of the Fund’s contractual sub-advisory fee rate, as well as other relevant factors, the Board concluded that the Fund’s sub-advisory fees were fair and reasonable.

D. Financial Resources of the Affiliated Sub-Advisors

The Board considered whether each Affiliated Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the sub-advisory agreement, and concluded that each Affiliated Sub-Advisor has the financial resources necessary to fulfill these obligations.

25

Tax Information

Form 1099-DIV, Form 1042-S and other year—end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended March 31, 2008:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

Additional Non-Resident Alien Shareholder Information

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended June 30, 2007, September 30, 2007 and December 31, 2007 were 9.51%, 13.43% and 14.21%, respectively.

AIM Utilities Fund
26

Proxy Results

A Special Meeting ("Meeting") of Shareholders of AIM Utilities Fund, an investment portfolio of AIM Sector Funds, a Delaware statutory trust ("Trust"), was held on February 29, 2008. The Meeting was held for the following purposes:

(1)  Approve a new sub-advisory agreement between Invesco Aim Advisors, Inc. and each of AIM Funds Management, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.

(2)(a)  Approve modification of fundamental restriction on issuer diversification.

(2)(b)  Approve modification of fundamental restrictions on issuing senior securities and borrowing money.

(2)(c)  Approve modification of fundamental restriction on underwriting securities.

(2)(d)  Approve modification of fundamental restriction on industry concentration.

(2)(e)  Approve modification of fundamental restriction on real estate investments.

(2)(f)  Approve modification of fundamental restriction on purchasing or selling commodities.

(2)(g)  Approve modification of fundamental restriction on making loans.

(2)(h)  Approve modification of fundamental restriction on investment in investment companies.

(3)  Approve making the investment objective of the fund non-fundamental.

The results of the voting on the above matters were as follows:

Matter	Votes For	Votes Against	Withheld/ Abstentions	Broker Non-Votes
(1) Approve a new sub-advisory agreement between Invesco Aim Advisors, Inc. and each of AIM Funds Management, Inc.; Invesco Asset Management Deutschland, GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Global Asset Management (N.A.), Inc.; Invesco Hong Kong Limited; Invesco Institutional (N.A.), Inc.; and Invesco Senior Secured Management, Inc.	9,461,788	425,579	430,120	2,406,247
(2)(a) Approve modification of fundamental restriction on issuer diversification	9,400,106	504,174	413,206	2,406,247
(2)(b) Approve modification of fundamental restrictions on issuing senior securities and borrowing money	9,375,814	533,422	408,251	2,406,247
(2)(c) Approve modification of fundamental restriction on underwriting securities	9,384,809	539,855	392,822	2,406,248
(2)(d) Approve modification of fundamental restriction on industry concentration	9,403,970	510,718	402,799	2,406,247
(2)(e) Approve modification of fundamental restriction on real estate investments	9,376,465	537,855	403,167	2,406,247
(2)(f) Approve modification of fundamental restriction on purchasing or selling commodities	9,373,099	528,294	416,094	2,406,247
(2)(g) Approve modification of fundamental restriction on making loans	9,356,983	552,194	408,310	2,406,247
(2)(h) Approve modification of fundamental restriction on investment in investment companies	9,331,001	570,934	415,551	2,406,248
(3) Approve making the investment objective of the fund non-fundamental	9,237,746	644,044	435,697	2,406,247

AIM Utilities Fund
27

The Meeting was adjourned until March 28, 2008, with respect to the following proposals:

(1)  Elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified.

(2)  Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote.

The results of the voting on the above matters were as follows:

Matter	Votes For	Withheld/ Abstentions**
(1)* Bob R. Baker	88,717,373	5,671,001
Frank S. Bayley	88,801,632	5,586,742
James T. Bunch	88,783,538	5,604,836
Bruce L. Crockett	88,756,632	5,631,742
Albert R. Dowden	88,815,368	5,573,006
Jack M. Fields	88,844,546	5,543,828
Martin L. Flanagan	88,815,726	5,572,648
Carl Frischling	88,754,426	5,633,948
Prema Mathai-Davis	88,771,961	5,616,413
Lewis F. Pennock	88,765,374	5,623,000
Larry Soll, Ph.D.	88,747,542	5,640,832
Raymond Stickel, Jr.	88,770,784	5,617,590
Philip A. Taylor	88,815,765	5,572,609

	Votes For	Votes Against	Withheld/ Abstentions	Broker Non-Votes
(2)* Approve an amendment to the Trust's Agreement and Declaration of Trust that would permit the Board of Trustees of the Trust to terminate the Trust, the Fund, and each other series portfolio of the Trust, or a share class without a shareholder vote	62,725,184	9,531,367	3,263,444	18,868,379

*  Proposals 1 and 2 required approval by a combined vote of all of the portfolios of AIM Sector Funds.

**  Includes Broker Non-Votes.

AIM Utilities Fund
28

Trustees and Officers

The address of each trustee and officer of AIM Sector Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 104 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Chairman, Invesco Aim Advisors, Inc. (registered investment advisor); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company); INVESCO North American Holdings, Inc. (holding company); Chairman, Chief Executive Officer and President, INVESCO Group Services, Inc. (service provider); Trustee, The AIM Family of Funds®; Vice Chairman, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business
		Formerly: Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute; and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Director, Chief Executive Officer and President, AIM Mutual Fund Dealer Inc. (registered broker dealer), Invesco Aim Advisors, Inc., AIM Funds Management Inc. d/b/a INVESCO Enterprise Services (registered investment advisor and registered transfer agent), 1371 Preferred Inc. (holding company), AIM Trimark Corporate Class Inc. (formerly AIM Trimark Global Fund Inc.)(corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Managment Group, Inc. (financial services holding company) and Invesco Aim Capital Management, Inc. (registered investment adviser); Director and President, INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnership); Director, Invesco Aim Distributors, Inc. (registered broker dealer); Director and Chairman, Invesco Aim Investment Services, Inc., (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco Inc. (holding company), INVESCO Inc. (holding company) and AIM Canada Holdings Inc. (holding company); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); Chairman, AIM Canada Holdings, Inc.; President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; and Director, Trimark Trust (federally regulated Canadian trust company)	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker — 1936 Trustee	1983	Retired	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie; and Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd., (investment banking firm) Formerly: Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group Ltd. (private investment and management); Reich & Tang Funds (Chairman) (registered investment company) (7 portfolios); Annuity and Life Re (Holdings), Ltd. (insurance company); Daily Income Fund (4 portfolios), California Daily Tax Free Income Fund, Inc. Connecticut Daily Tax Free, Inc. and New Jersey Daily Municipal Income Fund, Inc. Annuity and Life Re (Holdings), Ltd. (insurance company), CompuDyne Corporation (provider of products and services to the public security market); and Homeowners of America Holding Corporation (property casualty company)
		Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various affiliated Volvo companies; and Director, Magellan Insurance Company	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)
		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); and Discovery Global Education Fund (non-profit)	Administaff

Carl Frischling —1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (15 portfolios)

Prema Mathai-Davis —1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	1997	Retired	None

Raymond Stickel, Jr. —1944 Trustee	2005	Retired Formerly: Partner, Deloitte & Touche and Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

1   Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.

2  Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Utilities Fund
29

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s)/ Directorship(s) Held by Trustee/Director
Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®.
		Formerly: Director of Compliance and Assistant General Counsel, ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel and Director of Compliance, ALPS Mutual Funds, Inc.	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Director, Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Director, Vice President and Secretary, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer, Senior Vice President, General Counsel, and Secretary, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series Fund (an investment company); General Counsel and Secretary, Pilgrim Baxter Value Investors (an investment adviser); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker dealer), General Counsel and Secretary, Old Mutual Fund Services (an adminstrator); General Counsel and Secretary, Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; and Vice President of The AIM Family of Funds®.
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company; and Senior Vice President and Compliance Director, Delaware Investments Family of Funds	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director and Secretary, Invesco Holding Company Limited, IVZ, Inc. and INVESCO Group, Inc.; Director, INVESCO Funds Group, Inc.; Secretary, INVESCO North American Holdings, Inc.; and Vice President of The AIM Family of Funds®
		Formerly: Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Aim Advisors, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel, and Vice President Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary of The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sidney M. Dilgren — 1961 Vice President, Principal Financial Officer and Treasurer	2004	Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; and Vice President, Treasurer and Principal Financial Officer of The AIM Family of Funds®
		Formerly: Fund Treasurer Invesco Aim Advisers, Inc.; Senior Vice President, Invesco Aim Investment Services, Inc.; and Vice President, Invesco Aim Distributors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco's World Wide Fixed Income and Cash Management Group; Director of Cash Management and Senior Vice President, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc. President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); and Vice President, The AIM Family of Funds® (other than AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust)
		Formerly: Director and President, Fund Management Company; Chief Cash Management Officer and Managing Director, Invesco Aim Capital Management, Inc.; Vice President, Invesco Aim Advisors, Inc. and The AIM Family of Funds® (AIM Treasurer's Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., Invesco Aim Private Asset Management, Inc. and The AIM Family of Funds®
		Formerly: Manager of the Fraud Prevention Department, Invesco Aim Investment Services, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer of The AIM Family of Funds®; Invesco Global Asset Management (N.A.), Inc. (registered investment adviser), Invesco Institutional (N.A.), Inc., INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); and Vice President, Invesco Aim Distributors, Inc., and Invesco Aim Investment Services, Inc.
		Formerly: Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company; Global Head of Product Development, AIG-Global Investment Group, Inc.; and Chief Compliance Officer and Deputy General Counsel, AIG-SunAmerica Asset Management	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Office of the Fund

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens &
Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

Investment Advisor

Invesco Aim Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Counsel to the
Independent Trustees

Kramer, Levin, Naftalis &
Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Distributor

Invesco Aim Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Transfer Agent

Invesco Aim Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Auditors

PricewaterhouseCoopers LLP
1201 Louisiana Street
Suite 2900
Houston, TX 77002-5678

Custodian

State Street Bank and Trust
Company
225 Franklin Street
Boston, MA 02110-2801

AIM Utilities Fund
30

eDelivery

invescoaim.com/edelivery

Register for eDelivery – eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

Why sign up?

Register for eDelivery to:

• save your Fund the cost of printing and postage.

• reduce the amount of paper you receive.

• gain access to your documents faster by not waiting for the mail.

• view your documents online anytime at your convenience.

• save the documents to your personal computer or print them out for your records.

How do I sign up?

It’s easy. Just follow these simple steps:

1. Log in to your account.

2. Click on the “Service Center” tab.

3. Select “Register for eDelivery” and complete the consent process.

This service is provided by Invesco Aim Investment Services, Inc.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim Web site, invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2007, is available at our Web site. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

If used after July 20, 2008, this report must be accompanied by a Fund fact sheet or Invesco Aim Quarterly Performance Review for the most recent quarter-end. Invesco AimSM is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the investment advisors for the products and services represented by Invesco Aim; they each provide investment advisory services to individual and institutional clients and do not sell securities. Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc., Invesco Global Asset Management (N.A.), Inc., AIM Funds Management Inc. (DBA AIM Trimark Investments), Invesco Asset Management (Japan) Ltd. and Invesco Hong Kong Ltd. are affiliated investment advisors that serve as the subadvisor for some of the products and services represented by Invesco Aim. AIM Funds Management Inc. anticipates changing its name to Invesco Trimark Investment Management Inc. (DBA Invesco Trimark) on or prior to Dec. 31, 2008. Invesco Aim Distributors, Inc. is the distributor for the retail mutual funds, exchange-traded funds and U.S. institutional money market funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

invescoaim.com                        I-UTI-AR-1                 Invesco Aim Distributors, Inc.

[Invesco Aim Logo]

 – service mark –

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”).   There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
		Provided for fiscal		Provided for fiscal
	Fees Billed for	year end 2008	Fees Billed for	year end 2007
	Services Rendered to	Pursuant to Waiver of	Services Rendered to	Pursuant to Waiver of
	the Registrant for	Pre-Approval	the Registrant for	Pre-Approval
	fiscal year end 2008	Requirement(1)	fiscal year end 2007	Requirement(1)

Audit Fees	$221,828	N/A	$214,099	N/A %
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$48,844	0%	$47,061	0%
All Other Fees	$0	0%	$0	0%
Total Fees	$270,672	0%	$261,160	0%

PWC billed the Registrant aggregate non-audit fees of $48,844 for the fiscal year ended 2008, and $47,061 for the fiscal year ended 2007, for non-audit services rendered to the Registrant.

(1)                               With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)                               Tax fees for the fiscal year end March 31, 2008 includes fees billed for reviewing tax returns and consultation services.  Tax fees for the fiscal year end March 31, 2007 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to AIM and AIM Affiliates

PWC billed AIM Advisors, Inc. (“AIM”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant (“AIM Affiliates”) aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services	Percentage of Fees	Audit Services	Percentage of Fees
	Rendered to AIM and	Billed Applicable to	Rendered to AIM and	Billed Applicable to
	AIM Affiliates for	Non-Audit Services	AIM Affiliates for	Non-Audit Services
	fiscal year end 2008	Provided for fiscal year	fiscal year end 2007	Provided for fiscal year
	That Were Required	end 2008 Pursuant to	That Were Required	end 2007 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant’s	Approval	by the Registrant’s	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)

Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%
Total Fees(2)	$0	0%	$0	0%

(1)                               With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)                               Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2008, and $0 for the fiscal year ended 2007, for non-audit services rendered to AIM and AIM Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.   To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the AIM Funds (the “Funds”)
Last Amended September 18, 2006

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”).  As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting.  The SEC Rules also specify the types of services that an Auditor may not provide to its audit client.  The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”).  As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees.  Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made.  The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee.  The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise.  The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees.  All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees.  Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements.  The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide.  Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations.  The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.               Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.               The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.              Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.               Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.               Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees.  Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made.  The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor.  The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered.  The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees.  The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service.  The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures.  The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring.  Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•                                          Bookkeeping or other services related to the accounting records or financial statements of the audit client

•                                          Financial information systems design and implementation

•                                          Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                                          Actuarial services

•                                          Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•                                          Management functions

•                                          Human resources

•                                          Broker-dealer, investment adviser, or investment banking services

•                                          Legal services

•                                          Expert services unrelated to the audit

•                                          Any service or product provided for a contingent fee or a commission

•                                          Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•                                          Tax services for persons in financial reporting oversight roles at the Fund

•                                          Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of March 18, 2008, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended.  Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 18, 2008, the Registrant’s disclosure controls and procedures were reasonably designed to ensure:  (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and  (2)  that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AIM Sector Funds

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date:	June 6, 2008

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date:	June 6, 2008

By:	/s/ SIDNEY M. DILGREN
Sidney M. Dilgren
Principal Financial Officer

Date:	June 6, 2008

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.